     As filed with the Securities and Exchange Commission on March 28, 2001
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                         FORM S-3 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                           --------------------------
                               WACHOVIA BANK, N.A.
                   (Originator of the trusts described herein)
             (Exact name of registrant as specified in its charter)

                           --------------------------
             United States                                   56-0927594
     (State or other jurisdiction                         (I.R.S. employer
   of incorporation or organization)                     identification no.)

                              100 North Main Street
                       Winston-Salem, North Carolina 27150
                                 (336) 770-5000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           --------------------------

                              Kenneth W. McAllister
                               Wachovia Bank, N.A.
                              100 North Main Street
                       Winston-Salem, North Carolina 27150
                                 (336) 770-5000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           --------------------------
                                   Copies to:

 Joseph C. Carter, III, Esquire                     Jack Costello, Esquire
        McGuireWoods LLP                               Brown & Wood LLP
        One James Center                            One World Trade Center
      901 East Cary Street                         New York, New York 10048
    Richmond, Virginia 23219                            (212) 839-5816
         (804) 775-4307
                           --------------------------

     Approximate date of commencement of proposed sale to public: As soon as practicable on or after the effective date of this registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
==========================================================================================================================
                                                                                           Proposed Maximum
                                                                        Proposed Maximum      Aggregate         Amount of
              Title of Each Class of                   Amount to be      Offering Price        Offering       Registration
            Securities to be Registered                 Registered         Per Unit(1)         Price(1)           Fee
----------------------------------------------------------------------------------------------------------------------------
Asset Backed Notes and Certificates................     $1,000,000            100%            $1,000,000          $250
============================================================================================================================

(1) Estimated solely for purposes of calculating the Registration Fee.



         The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                              WACHOVIA AUTO TRUSTS
                               Asset-Backed Notes
                            Asset-Backed Certificates

                               WACHOVIA BANK, N.A.
                               Seller and Servicer

----------------------------------
BEFORE YOU PURCHASE THE SECURITIES,         Each trust:
BE SURE TO READ THE RISK FACTORS
BEGINNING ON PAGE 6 OF THIS                 o    will issue one or more classes
PROSPECTUS AND THE RISK FACTORS SET              of asset-backed notes and/or
FORTH IN THE ACCOMPANYING                        asset-backed certificates rated
PROSPECTUS SUPPLEMENT.                           in one of the four highest
                                                 rating categories by at least
The securities are not deposits,                 one nationally recognized
and neither the securities nor the               statistical rating
underlying motor vehicle                         organization;
installment loans are insured or
guaranteed by the FDIC or any other         o    will own a pool of motor
governmental authority.                          vehicle installment sale
                                                 contracts originated by motor
The securities represent                         vehicle dealers for assignment
obligations of or interests in the               to Wachovia Bank, N.A. and
related trust only and do not                    secured by new and used motor
represent obligations of or                      vehicles, the collections on
interests in Wachovia Bank, N.A. or              those contracts, the security
any of its affiliates.                           interests in those vehicles and
                                                 the funds in the accounts of
This prospectus may be used to                   the trust; and
offer and sell the securities only
if accompanied by the prospectus            o    may benefit from one or more
supplement for the related trust.                forms of credit enhancement.
----------------------------------
                                            The motor vehicle installment sale
                                            contracts held by each trust are
                                            referred to in this prospectus and
                                            the accompanying prospectus
                                            supplement as receivables. The main
                                            sources of funds for making payments
                                            on the securities of each trust will
                                            be collections on the receivables
                                            owned by the trust and any credit
                                            enhancement established for the
                                            benefit of the trust.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              --------------------

                 The date of this prospectus is March [__], 2001

                                TABLE OF CONTENTS


READING THIS PROSPECTUS AND
   THE ACCOMPANYING
   PROSPECTUS SUPPLEMENT............................1

WHERE YOU CAN FIND ADDITIONAL INFORMATION...........2

INCORPORATION OF DOCUMENTS BY REFERENCE.............2

SUMMARY.............................................3

RISK FACTORS........................................6

THE TRUSTS.........................................14

PRINCIPAL DOCUMENTS................................14

THE TRUST PROPERTY.................................15

THE BANK...........................................17

   Portfolio Acquisitions..........................17

THE BANK'S MOTOR VEHICLE FINANCING PROGRAM.........17

   Origination.....................................17
   Underwriting....................................18
   Servicing.......................................19
   Insurance.......................................20
   Extensions......................................20
   Prepayment Fees.................................21

THE RECEIVABLES....................................21

SIMPLE INTEREST METHOD.............................22

MATURITY AND PREPAYMENT CONSIDERATIONS.............23

USE OF PROCEEDS....................................24

PAYMENTS ON THE SECURITIES.........................24

REGISTRATION OF THE SECURITIES.....................25

   Book-Entry Registration.........................25
   Depository Trust Company........................26
   Clearstream Banking.............................26
   Euroclear System................................26
   Book-Entry Procedures...........................27
   Global Securities...............................29
   Definitive Securities...........................29
   Reports to Securityholders......................30

DESCRIPTION OF THE INDENTURE.......................32

   Events of Default...............................32
   Rights Upon Event of Default....................32
   Covenants.......................................34
   List of Noteholders.............................36
   Annual Statements and Reports...................36
   Satisfaction and Discharge of Indenture.........36
   Modification of Indenture.......................36
   The Indenture Trustee...........................39

DESCRIPTION OF THE RECEIVABLES
   TRANSFER AND SERVICING
   AGREEMENTS......................................39

   Sale and Assignment of Receivables..............39
   Representations and Warranties..................40
   Repurchase Obligation...........................41
   Servicing of the Receivables....................41
   Trust Accounts..................................41
   Servicing Procedures............................42
   Collections.....................................43
   Servicer Advances...............................43
   Servicing Compensation..........................44
   Distributions...................................45
   Credit Enhancement..............................45
   Net Deposits....................................46
   Evidence as to Compliance.......................46
   Certain Matters Regarding the Servicer..........46
   Events of Servicing Termination.................48
   Rights Upon Event of Servicing Termination......48
   Waiver of Past Events of Servicing Termination..49
   Amendment.......................................49
   Payment of Notes................................50
   Termination.....................................50
   List of Certificateholders......................51
   Administration Agreement........................51
   Duties of Trustee...............................51
   The Trustee.....................................52

SECURITY RATINGS...................................53

MATERIAL LEGAL ISSUES RELATING TO THE RECEIVABLES..53

   Security Interest in the Receivables............53
   Security Interests in the Financed Vehicles.....53
   Enforcement of Security Interests in
     Financed Vehicles.............................55
   Consumer Protection Laws........................56

MATERIAL FEDERAL INCOME TAX CONSEQUENCES...........57

   TRUSTS FOR WHICH A PARTNERSHIP ELECTION IS MADE.57
   Tax Characterization of the Trust as a
     Partnership...................................57
   Tax Consequences to Holders of the Notes........58
   Tax Consequences to Holders of
     the Certificates..............................61

   TRUSTS IN WHICH ALL CERTIFICATES
     ARE RETAINED BY THE SELLER OR
     AN AFFILIATE OF THE SELLER....................66
   Tax Characterization of the Trust...............66
   TRUSTS TREATED AS GRANTOR TRUSTS................67
   Tax Characterization of the Trust as a
     Grantor Trust.................................67
   TRUST FOR WHICH A FASIT ELECTION IS MADE........72

ERISA CONSIDERATIONS...............................73

   The Certificates................................75
   Special Considerations Applicable to
     Insurance Company General Accounts............78

PLAN OF DISTRIBUTION...............................79

LEGAL OPINIONS.....................................80

GLOSSARY OF TERMS..................................81

GLOBAL CLEARANCE, SETTLEMENT
  AND TAX DOCUMENTATION
  PROCEDURES.......................................85

                  READING THIS PROSPECTUS AND THE ACCOMPANYING
                              PROSPECTUS SUPPLEMENT

         We provide information about your securities in two separate documents that offer varying levels of detail:

         o this prospectus provides general information, some of which may not apply to your securities; and

         o the accompanying prospectus supplement provides specific information about the terms of your securities.

         You must read both this prospectus and the accompanying prospectus supplement in their entirety to understand fully the structure and terms of your securities. If the information in this prospectus varies from the information in the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

         You should rely only on the information contained in, or incorporated by reference into, this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with additional or different information.

         We include in this prospectus and the accompanying prospectus supplement cross-references to sections in those documents where you can find further related discussions. You should refer to the table of contents in the front of each document to locate the referenced sections.

         We include in this prospectus and the accompanying prospectus supplement a number of capitalized terms. You should refer to the glossary of defined terms on page 81 of this prospectus and the glossary of defined terms included in the accompanying prospectus supplement for the definitions of these capitalized terms.

         As used in this prospectus, the terms "we," "us," "our" and the "bank" refer to Wachovia Bank, N.A.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

         We have filed a registration statement relating to each trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The registration statement includes information not included in this prospectus.

         You may inspect and copy the registration statement at:

         o the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 (Telephone: 1-800-732-0330);

         o the SEC's regional office at Citicorp Center, 500 West Madison Street, 14th Floor, Chicago, Illinois 60661; and

         o the SEC's regional office at Seven World Trade Center, New York, New York 10048.

         In addition, the SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The SEC allows us to incorporate by reference into this prospectus information contained in documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. All information that we file later with the SEC will automatically update the information in this prospectus. If the information contained in, or incorporated by reference into, this prospectus or the accompanying prospectus supplement differs from later information incorporated by reference into this prospectus or the prospectus supplement, you should rely on the later information. We incorporate by reference into this prospectus all future annual, monthly or special SEC reports and proxy materials filed by or on behalf of a trust until we terminate our offering of the securities by that trust.

         You may obtain free copies of any or all of the documents incorporated by reference into this prospectus or the accompanying prospectus supplement if:

         o   you received this prospectus; and

         o you request copies of the documents from Wachovia Bank, N.A., 100 North Main Street, Winston-Salem, North Carolina 27150, Attention:
             Treasury Department, (Telephone: 336-770-5000).

         You may obtain copies of exhibits to the documents filed by us with the SEC only if the exhibits are specifically incorporated by reference into the filed documents. You may also inspect and copy these documents at the public reference facilities of the SEC in Washington, D.C. referred to above.

--------------------------------------------------------------------------------

                                     SUMMARY

         This summary describes the main structural features that may apply to your securities. This summary does not contain all of the information that may be important to you and does not describe all of the terms of your securities. You will need to read both this prospectus and the accompanying prospectus supplement in their entirety to understand fully the structure and terms of your securities.

THE TRUSTS

A separate trust will be formed to issue each series of securities. Each trust will be formed under a trust agreement between the seller and the trustee.

THE SELLER

Wachovia Bank, N.A. will sell a pool of receivables and other related property to each trust under a sale and servicing agreement or pooling and servicing agreement between the bank, as seller and servicer, and the trustee. The seller's principal executive offices are located at 100 North Main Street, Winston-Salem, North Carolina 27150.

THE SERVICER

Wachovia Bank, N.A. will service the receivables sold to each trust. The servicer will be entitled to receive on each payment date with respect to each trust a servicing fee based on the outstanding principal balance of the receivables held by that trust and, to the extent specified in the related prospectus supplement, the net investment income, if any, earned during the preceding collection period from the reinvestment of amounts on deposit in the collection account. In addition, the servicer will be entitled to retain as supplemental servicing compensation any late fees and other administrative fees and expenses collected with respect to the receivables held by each trust.

For a further discussion of the sale and servicing of the receivables, see "Description of the Receivables Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in this prospectus.

THE TRUSTEE

The prospectus supplement for each trust will name the trustee for that trust.

THE INDENTURE TRUSTEE

The prospectus supplement for each trust that issues notes will name the indenture trustee with respect to those notes.

THE SECURITIES

The securities issued by each trust may include one or more classes of notes and/or certificates. You will find the following information about each class of securities in the related prospectus supplement:

o   its principal amount;

o its interest rate, which may be fixed or variable or a combination of fixed and variable rates;

o the timing, amount and priority or subordination of payments of principal and interest;

o   the method for calculating the amount of principal payments;

o   its final payment date;

--------------------------------------------------------------------------------

o   whether and when it may be redeemed prior to its final payment date; and

o   how losses on the receivables are allocated among the classes of securities.

A class of securities may be entitled to:

o   principal payments with disproportionate, nominal or no interest payments;
    or

o   interest payments with disproportionate, nominal or no principal payments.

The prospectus supplement for each trust will identify any class of securities that is not being offered to the public.

THE TRUST PROPERTY

The property of each trust will consist of the receivables and other related property, including:

o the right to receive payments made on the receivables after the close of business on the cut-off date specified in the related prospectus supplement;

o   the security interests in the vehicles financed by the receivables;

o the seller's rights of recourse against the dealers under the related dealer agreements; and

o   any proceeds from claims on various related insurance policies.

If so specified in the related prospectus supplement, a trust may use amounts on deposit in a pre-funding account to purchase additional receivables from the seller during a specified pre-funding period. If so specified in the related prospectus supplement, a trust may also use principal collections received on its receivables to purchase additional receivables from the seller during a specified revolving period.

The prospectus supplement for each trust will describe the characteristics of the receivables held by that trust.

For a further discussion of the receivables, including the criteria they must meet in order to be included in a trust, and the other property supporting the securities, see "The Receivables" in this prospectus.

In addition to the receivables, each trust will own amounts on deposit in various trust accounts, which may include:

o   a collection account into which collections are deposited;

o a pre-funding account used to fund post-closing purchases of additional receivables; or

o   a reserve account or other account relating to credit enhancement.

CREDIT ENHANCEMENT

The prospectus supplement for each trust will specify the credit enhancement, if any, for each class of securities issued by that trust. The prospectus supplement for each trust will describe any limitations or exclusions applicable to any credit enhancement. In most cases, credit enhancement will not provide protection against all risks of loss.

For a further discussion of credit enhancement, see "Description of the Receivables Transfer and Servicing Agreements -- Credit Enhancement" in this prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SERVICER ADVANCES

If interest collections on the receivables are less than the scheduled interest collections for a collection period, the servicer will advance to the trust that portion of the collection shortfall that the servicer, in its sole discretion, expects to recover from future payments and collections on or in respect of the receivables. The servicer will not be obligated to make any advance with respect to the principal portion of any delinquent monthly payment.

REPURCHASE OBLIGATIONS

The seller will make various representations and warranties relating to the receivables when it sells them to a trust. The seller will be required to repurchase a receivable if one or more of the seller's representations or warranties is breached with respect to the receivable and the receivable is materially and adversely affected by the breach.

For a further discussion of the representations and warranties made by the seller and its related repurchase obligations, see "Description of the Receivables Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in this prospectus.

The servicer may, in accordance with its normal servicing procedures, defer a payment on a receivable or otherwise modify the payment schedule of a receivable. In some cases, the servicer will be required to repurchase a receivable as to which it has deferred a payment or otherwise modified a payment schedule.

For a further discussion of the servicer's repurchase obligations, see "Description of the Receivables Transfer and Servicing Agreements -- Servicing of the Receivables" in this prospectus.

TAX STATUS

If a trust issues notes, federal tax counsel to the trust will deliver an opinion when the notes are issued that for federal income tax purposes:

o the notes will be characterized as debt unless otherwise stated in the related prospectus supplement; and

o the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

If a trust issues certificates, you will find a discussion of the federal income tax characterization of the certificates and the trust in this prospectus and the related prospectus supplement.

For a further discussion of the application of federal tax laws to the notes or the certificates, see "Material Federal Income Tax Consequences" in this prospectus.

ERISA CONSIDERATIONS

If you are an employee benefit plan, you should review the matters discussed under "ERISA Considerations" in this prospectus before investing in the securities.

--------------------------------------------------------------------------------

                                  RISK FACTORS

         You should consider the following risk factors in deciding whether to purchase any of the securities.

THE INTERESTS OF OTHER PERSONS IN THE          We will file financing statements
RECEIVABLES COULD REDUCE THE FUNDS             under the UniformS Commercial
AVAILABLE TO MAKE PAYMENT ON YOUR              Code reflecting the sale of the
SECURITIES                                     receivables by us to the trust.
                                               We will also mark our accounting
                                               records and computer systems to
                                               reflect a sale of the receivables
                                               to the trust. We will maintain
                                               possession of the receivables as
                                               servicer, however, and will not
                                               segregate or mark the receivables
                                               as belonging to the trust. As a
                                               result, another person could
                                               acquire an interest in a
                                               receivable that is superior to
                                               the trust's interest in that
                                               receivable by obtaining physical
                                               possession of the related
                                               contract documents without
                                               knowledge of the sale of the
                                               receivables to the trust. If
                                               another person acquires an
                                               interest in a receivable that is
                                               superior to the trust's interest
                                               in that receivable, some or all
                                               of the collections on that
                                               receivable may not be available
                                               to make payment on your
                                               securities. Neither the seller
                                               nor the servicer will be required
                                               to repurchase a receivable if the
                                               interest in the receivable
                                               becomes impaired after the
                                               receivable is sold to the trust.
                                               For a further discussion of the
                                               risk that another person will
                                               acquire a superior interest in
                                               the receivables, see "Material
                                               Legal Issues Relating to the
                                               Receivables -- Security Interest
                                               in the Receivables" in this
                                               prospectus.

THE INTERESTS OF OTHER PERSONS IN THE          The trust's security interest in
FINANCED VEHICLES COULD REDUCE THE             a financed vehicleE could become
FUNDS AVAILABLE TO MAKE PAYMENTS ON            impaired for one or more of the
YOUR SECURITIES                                following reasons:


                                               o  we might fail to perfect our
                                                  security interest in a
                                                  financed vehicle;

                                               o  another person might acquire
                                                  an interest in a financed
                                                  vehicle that is superior to

                                               o  the trust's security interest
                                                  in that vehicle through fraud,
                                                  forgery, negligence or error;

                                               o  the trust might not have a
                                                  security interest in a
                                                  financed vehicle in some
                                                  states because the
                                                  certificates of title for the
                                                  financed vehicles will not be
                                                  amended to reflect the
                                                  assignment of our security
                                                  interest in the financed
                                                  vehicles to the trust;

                                               o  some types of liens, such as
                                                  tax liens or mechanics liens,
                                                  may have priority over the
                                                  trust's security interest in
                                                  the financed vehicles; and

                                               o  the trust might lose its
                                                  security interest in financed
                                                  vehicles confiscated by the
                                                  government.

                                               If another person acquires a
                                               security or other interest in a
                                               financed vehicle that is superior
                                               to the trust's security interest
                                               in that vehicle, some or all of
                                               the proceeds from the sale of
                                               that vehicle may not be available
                                               to make payments on your
                                               securities. Neither the seller
                                               nor the servicer will be required
                                               to repurchase a receivable if the
                                               security interest in the related
                                               financed vehicle becomes impaired
                                               after the receivable is sold to
                                               the trust. For a further
                                               discussion of the risk that
                                               another person will acquire a
                                               superior interest in the financed
                                               vehicles, see "Material Legal
                                               Issues Relating to the
                                               Receivables -- Security Interests
                                               in the Financed Vehicles" in this
                                               prospectus.

THE APPLICATION OF FEDERAL OR STATE            A number of federal and state
CONSUMER PROTECTION LAWS COULD REDUCE          consumer protection laws impose
THE FUNDS AVAILABLE TO MAKE PAYMENTS           requirements on lenders and
ON YOUR SECURITIES                             servicers in connection with
                                               extensions of credit and
                                               collections on retail installment
                                               loans. Some of these laws make
                                               the assignee of a loan, such as
                                               the trust, liable to the obligor
                                               for any violation by the lender.
                                               Any liabilities of the trust
                                               under these laws could reduce the
                                               funds that the
                                               trust would otherwise have to
                                               make payments on your securities.
                                               For a further discussion of the
                                               application of consumer
                                               protection laws, see "Material
                                               Legal Issues Relating to the
                                               Receivables -- Consumer
                                               Protection Laws" in this
                                               prospectus.

YOU MAY SUFFER LOSSES ON YOUR                  In general, the servicer will not
SECURITIES IF THE SERVICER IS                  be required to deposit amounts
PERMITTED TO HOLD COLLECTIONS AND              collected with respect to the
COMMINGLE COLLECTIONS WITH ITS OWN             receivables into the related
FUNDS                                          collection account until the
                                               business day preceding the
                                               payment date following the
                                               collection period during which
                                               those collections were received.
                                               If the servicer is permitted to
                                               deposit collections on a monthly
                                               basis, it may invest those
                                               collections at its own risk and
                                               for its own benefit pending
                                               deposit and need not segregate
                                               them from its own funds. If the
                                               servicer is unable for any reason
                                               to pay these amounts to the trust
                                               on or before the payment date,
                                               you may suffer a loss on your
                                               securities. For a further
                                               discussion of the servicer's
                                               obligations regarding
                                               collections, see "Description of
                                               the Receivables Transfer and
                                               Servicing Agreements --
                                               Collections" in this prospectus.


YOU MAY SUFFER PAYMENT DELAYS OR               If we were to resign or be
LOSSES ON YOUR SECURITIES IF THE BANK          removed as servicer, the
CEASES TO BE THE SERVICER                      processing of payments on the
                                               receivables and information
                                               relating to collections could be
                                               delayed, which could delay
                                               payments on your securities. In
                                               addition, if we were to resign or
                                               be removed as servicer and there
                                               were a material interruption in
                                               collection activities, the
                                               collection rate on the
                                               receivables could decline, which
                                               could result in losses on your
                                               securities. We may resign as
                                               servicer under various
                                               circumstances and may be removed
                                               as servicer if we default on our
                                               servicing obligations. For a
                                               further discussion of the
                                               circumstances under which we may
                                               resign as servicer, see
                                               "Description of the Receivables
                                               Transfer and Servicing Agreements
                                               -- Certain Matters Regarding the
                                               Servicer" in this prospectus. For
                                               a
                                               further discussion of the
                                               circumstances under which we may
                                               be removed as servicer, see
                                               "Description of the Receivables
                                               Transfer and Servicing Agreements
                                               -- Events of Servicing
                                               Termination" in this prospectus.

YOU MAY SUFFER PAYMENT DELAYS OR               The seller is chartered as a
LOSSES ON YOUR SECURITIES IF THE FDIC          national banking association and
IS APPOINTED AS CONSERVATOR OR                 is subject to regulation and
RECEIVER FOR THE SELLER                        supervision by the Office of the
                                               Comptroller of the Currency. If
                                               the seller were to become
                                               insolvent or be in an unsound
                                               condition, or if it were to
                                               violate its bylaws or various
                                               federal regulations, the OCC
                                               would be authorized to appoint
                                               the Federal Deposit Insurance
                                               Corporation as receiver or
                                               conservator for the seller.

                                               If the OCC were to appoint the
                                               FDIC as receiver or conservator
                                               for the seller, the FDIC would be
                                               authorized by statute to
                                               repudiate any contract of the
                                               seller upon payment of actual
                                               direct compensatory damages. An
                                               FDIC regulation dealing with the
                                               issuance of asset-backed
                                               securities indicates, however,
                                               that the FDIC would not seek to
                                               reclaim or recover, or to
                                               recharacterize as property of the
                                               seller, receivables transferred
                                               to a trust if various conditions
                                               were met, including that the
                                               transfer qualified for sale
                                               accounting treatment under GAAP,
                                               was made for adequate
                                               consideration and was not made
                                               fraudulently, in contemplation of
                                               insolvency or with the intent to
                                               hinder, delay or defraud the
                                               seller or its creditors. The
                                               seller believes that the
                                               conditions of the FDIC regulation
                                               will be met in connection with
                                               each transfer of receivables to a
                                               trust. If the OCC were to appoint
                                               the FDIC as receiver or
                                               conservator for the seller and
                                               the conditions of the FDIC
                                               regulation were not met in
                                               connection with a transfer of
                                               receivables by the seller to a
                                               trust, payments on your
                                               securities could be delayed or
                                               reduced.

                                               If the OCC were to appoint the
                                               FDIC as receiver or conservator
                                               for the seller, the FDIC could,
                                               even if the conditions of the
                                               FDIC regulation were met in
                                               connection with a transfer of
                                               receivables by the seller to a
                                               trust:

                                               o  repudiate the seller's ongoing
                                                  obligations under the related
                                                  sale and servicing agreement
                                                  or pooling and servicing
                                                  agreement, such as the duty to
                                                  collect payments or otherwise
                                                  service the receivables;

                                               o  require the related trustee to
                                                  go through an administrative
                                                  claims procedure to establish
                                                  its right to amounts collected
                                                  on the receivables; or

                                               o  request a stay of proceedings
                                                  with respect to the trust's
                                                  claims against the seller.

                                               If the FDIC were to take any of
                                               these actions, or if a sale and
                                               servicing agreement or pooling
                                               and servicing agreement or a
                                               transfer of receivables by the
                                               seller to a trust were found to
                                               violate the regulatory
                                               requirements of the FDIA,
                                               payments on your securities could
                                               be delayed or reduced.

THE PURCHASE OF ADDITIONAL RECEIVABLES         If so specified in the related
AFTER THE CLOSING DATE MAY ADVERSELY           prospectus supplement, a trust
AFFECT THE CHARACTERISTICS OF THE              may use amounts on deposit in a
RECEIVABLES HELD BY A TRUST OR THE             pre-funding account or principal
AVERAGE LIFE OF AND RATE OF RETURN ON          collections received on its
YOURl SECURITIES                               receivables to purchase
                                               additional receivables from the
                                               seller after the related
                                               closing date during a specified
                                               pre-funding or revolving period.
                                               All additional receivables
                                               purchased from the seller must
                                               meet the selection criteria
                                               applicable to the receivables
                                               purchased by the trust on the
                                               closing date. The credit quality
                                               of the additional receivables may
                                               be lower than the credit quality
                                               of the initial receivables,
                                               however, and could adversely
                                               affect the performance of the
                                               receivables pool. In addition,
                                               the rate of prepayments
                                               on the additional receivables may
                                               be higher than the rate of
                                               prepayments on the initial
                                               receivables, which could reduce
                                               the average life of and rate of
                                               return on your securities. You
                                               will bear all reinvestment risk
                                               associated with any prepayment of
                                               your securities.

THE USE OF A PRE-FUNDING ACCOUNT MAY           If so specified in the related
ADVERSELY AFFECT THE AVERAGE LIFE OF           prospectus supplement, a trust
AND RATE OF RETURN ON YOUR SECURITIES          may use amounts on deposit in a
                                               pre-funding account to purchase
                                               additional receivables from the
                                               seller after the related closing
                                               date during a specified
                                               pre-funding period. If any
                                               portion of the amount on deposit
                                               in the pre-funding account has
                                               not been used to purchase
                                               additional receivables by the end
                                               of the pre-funding period, the
                                               remaining amount will, to the
                                               extent specified in the related
                                               prospectus supplement, be applied
                                               to prepay the securities, which
                                               could reduce the average life of
                                               and rate of return on your
                                               securities. You will bear all
                                               reinvestment risk associated with
                                               any prepayment of your
                                               securities.

PREPAYMENTS ON THE RECEIVABLES MAY             If the rate of prepayments on the
ADVERSELY AFFECT THE AVERAGE LIFE OF           receivables held by a trust is
AND RATE OF RETURN ON YOUR SECURITIES          higher than expected, the trust
                                               will make payments on its
                                               securities earlier than expected.
                                               If you receive payments on your
                                               securities earlier than expected,
                                               you may not be able to reinvest
                                               those payments at a rate of
                                               return that is equal to or
                                               greater than the rate of return
                                               on your securities. We cannot
                                               predict the effect of prepayments
                                               on the average life of your
                                               securities.

                                               The receivables by their terms
                                               may be prepaid at any time. In
                                               addition, prepayments may occur
                                               as a result of required
                                               repurchases by the seller or
                                               purchases by the servicer for
                                               specified breaches of their
                                               representations or covenants,
                                               rebates of extended warranty
                                               contract costs and insurance
                                               premiums, liquidations following
                                               a default, proceeds
                                               from physical damage, credit life
                                               and disability insurance policies
                                               and optional purchases by the
                                               servicer. The rate of prepayments
                                               on the receivables may be
                                               influenced by a variety of
                                               economic, social and other
                                               factors.

                                               The final payment of each class
                                               of securities is expected to
                                               occur prior to its final
                                               scheduled payment date because of
                                               the prepayment and purchase
                                               considerations described above.
                                               If sufficient funds are not
                                               available to pay any class of
                                               notes in full on its final
                                               payment date, an event of default
                                               will occur under the related
                                               indenture and final payment of
                                               that class of notes will occur
                                               later than that date.

                                               For a further discussion of the
                                               timing of repayments of the
                                               securities, see "Maturity and
                                               Prepayment Considerations" in
                                               this prospectus and the
                                               accompanying prospectus
                                               supplement.

YOU MAY BEAR ADDITIONAL CREDIT RISK            The rights of the holders of a
IF YOU HOLD SUBORDINATED SECURITIES            class of securities to receive
                                               payments of principal and
                                               interest may be subordinated to
                                               the rights of the holders of one
                                               or more other classes of
                                               securities. Subordination may
                                               take one or more of the following
                                               forms:

                                               o  interest payments on the
                                                  subordinated classes might not
                                                  be made on a payment date
                                                  until interest payments on the
                                                  more senior classes are made
                                                  on that payment date;

                                               o  interest payments on the
                                                  subordinated classes might not
                                                  be made on a payment date
                                                  until principal payments on
                                                  the more senior classes are
                                                  made on that payment date;

                                               o  principal payments on the
                                                  subordinated classes might not
                                                  begin until the more senior
                                                  classes are paid in full;

                                               o  subordinated classes will bear
                                                  the risk of losses on the
                                                  receivables and the resulting
                                                  cash shortfalls before the
                                                  more senior classes; and

                                               o  if the trustee sells the
                                                  receivables after an event of
                                                  default under an indenture,
                                                  the net proceeds of that sale
                                                  may be allocated first to pay
                                                  principal and interest on the
                                                  more senior classes.

                                               o  The timing and priority of
                                                  payment, seniority,
                                                  allocations of losses and
                                                  method of determining payments
                                                  on the respective classes of
                                                  securities of each trust will
                                                  be described in the related
                                                  prospectus supplement.

YOU MAY NOT CONTROL REMOVAL OF THE             In general, the holders of a
SERVICER UPON AN EVENT OF SERVICING            majority of a senior class of
TERMINATION IF YOU HOLD SUBORDINATED           securities issued by a trust, or
SECURITIES                                     the related trustee acting on
                                               their behalf, can remove the
                                               servicer if an event of servicing
                                               termination has occurred and is
                                               continuing under the related sale
                                               and servicing agreement or
                                               pooling and servicing agreement.
                                               These holders may also waive an
                                               event of servicing termination by
                                               the servicer. The holders of a
                                               subordinate class of securities
                                               do not have any rights to
                                               participate in these
                                               determinations if a more senior
                                               class of securities is
                                               outstanding. The holders of the
                                               subordinate classes of securities
                                               may be adversely affected by
                                               determinations made by the
                                               holders of more senior classes of
                                               securities. For a further
                                               discussion of the events of
                                               servicing termination and removal
                                               of the servicer, "Description of
                                               the Receivables Transfer and
                                               Servicing Agreements -- Events of
                                               Servicing Termination" and "--
                                               Rights Upon Event of Servicing
                                               Termination" in this prospectus.

                                   THE TRUSTS

         The seller will establish a separate trust to issue each series of notes and/or certificates. Each trust will be established as either a Delaware business trust or a common law trust.

         The trustee for each trust will be named in the related prospectus supplement. The trustee's liability in connection with the issuance and sale of the securities issued by the trust will be limited solely to the express obligations of the trustee set forth in the related trust agreement or pooling and servicing agreement, as applicable.

         The address of the principal office of each trust and the address of the related trustee will be specified in the related prospectus supplement.

                               PRINCIPAL DOCUMENTS

         In general, the operations of a trust that issues notes and certificates will be governed by the following documents:

--------------------------------------------------------------------------------------------------------

       DOCUMENT                 PARTIES                         PRIMARY PURPOSES

  Trust Agreement          Bank, as depositor, and     o  creates trust
                           Trustee                     o  provides for issuance of certificates and
                                                          payments to certificateholders
                                                       o  establishes rights and duties of trustee
                                                       o  establishes rights of certificateholders

  Indenture                Trust, as issuer of         o  provides for issuance of notes, terms of
                           notes, and Indenture           notes and payments to noteholders
                           Trustee                     o  establishes rights and duties of indenture
                                                          trustee
                                                       o  establishes rights of noteholders

  Sale and Servicing       Bank, as seller and         o  effects sale of receivables to trust
  Agreement                servicer, and Trust, as     o  contains representations and warranties of
                           purchaser                      seller concerning receivables
                                                       o  establishes rights and duties of servicer
                                                       o  provides for compensation of servicer
                                                       o  directs how cash flow will be applied to
                                                          expenses of trust and payments on securities

--------------------------------------------------------------------------------------------------------

         In general, the operations of a trust that is treated as a grantor trust will be governed by the following document:

-----------------------------------------------------------------------------------------------------------

        DOCUMENT                      PARTIES                          PRIMARY PURPOSES
  Pooling and Servicing         Bank, as seller and         o   effects sale of receivables to trust
  Agreement                     servicer, and Trustee       o   contains representations and warranties of
                                                                seller concerning receivables
                                                            o   establishes rights and duties of servicer
                                                            o   provides for compensation of servicer
                                                            o   provides for issuance of certificates and
                                                                payments to certificateholders
                                                            o   directs how cash flow will be applied to
                                                                expenses of trust and payments to
                                                                certificateholders
                                                            o   establishes rights and duties of trustee
                                                            o   establishes rights of certificateholders

-----------------------------------------------------------------------------------------------------------


         The material provisions of these principal documents are described in this prospectus and the related prospectus supplement. The prospectus supplement for a series will describe any material provisions of the principal documents used in that series that differ in a material way from the provisions described in this prospectus.

         A form of each of these principal documents has been filed as an exhibit to the registration statement of which this prospectus forms a part. The summaries of the principal documents in this prospectus do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of the principal documents.

                               THE TRUST PROPERTY

         On the closing date for a trust, the seller will sell a pool of receivables to the trust in an amount specified in the related prospectus supplement. In general, the trust will have the right to receive all payments on the receivables that are received after the close of business on the cut-off date specified in the prospectus supplement.

         If so specified in the related prospectus supplement, a trust may purchase additional receivables from the seller from time to time after the related closing date during a specified pre-funding period. If a series of securities includes a pre-funding period, the servicer will establish and maintain, in the name of the related indenture trustee on behalf of the related securityholders or, if the related trust does not issue notes, in the name of the related trustee on behalf of the related certificateholders, a pre-funding account into which a portion of the net proceeds received from the sale of the securities will be deposited and from which funds will be used to purchase additional receivables from the seller. The amount deposited in the pre-funding account may not exceed 50% of the net proceeds from the sale of the securities.
The pre-funding period may not exceed 12 months. If any portion of the amount on deposit in the pre-funding account has not been used to purchase additional receivables by the end of the pre-funding period, the remaining amount will, to the extent specified in the related prospectus supplement, be applied to prepay the securities. All additional receivables purchased during a pre-funding period will be assets of the related trust. The prospectus supplement for each series that includes a pre-funding period will specify the terms and conditions on which the related trust may purchase additional receivables from the seller.

         If so specified in the related prospectus supplement, a trust may also purchase additional receivables from the seller from time to time after the related closing date during a specified revolving period. If a series of securities includes a revolving period, the related trust may use principal collections received on its receivables to purchase additional receivables from the seller. All additional receivables purchased during a revolving period will be assets of the related trust. The prospectus supplement for each series that includes a revolving period will specify the terms and conditions on which the related trust may purchase additional receivables from the seller.

         The property of each trust will also include:

         o   the security interests in the financed vehicles;

         o the seller's rights of recourse against the dealers under the related dealer agreements;

         o the rights to proceeds, if any, from claims on various theft, physical damage, credit life or credit disability insurance policies, if any, covering the financed vehicles or the obligors;

         o the seller's rights to certain documents and instruments relating to the receivables;

         o any and all amounts as from time to time may be held in one or more accounts maintained for the trust;

         o any credit enhancement specified in the related prospectus supplement;

         o various payments and proceeds with respect to the receivables held by the servicer;

         o various rebates of premiums and other amounts relating to insurance policies and other items financed under the receivables; and

         o   any and all proceeds of the above items.

         If a trust issues notes, the trust's rights and benefits with respect to the property of the trust will be assigned to the indenture trustee for the benefit of the noteholders.

                                    THE BANK

         Wachovia Bank, N.A. is a national banking association subject to examination and regulation by federal banking authorities. Its primary federal bank regulatory authority is the OCC, and its deposits are insured by the FDIC. The bank is a wholly owned subsidiary of Wachovia Corporation.

         The bank's principal executive offices are located at 100 North Main Street, Winston-Salem, North Carolina 27150, and its telephone number is (336) 770-5000.

         Wachovia Corporation, with dual headquarters in Atlanta, Georgia and Winston-Salem, North Carolina, is a financial holding company serving regional, national and international markets. At [__________], 2001, Wachovia Corporation had assets of $[______] billion and deposits of $[______] billion. Member companies offer consumer and commercial banking, bankcard, asset and wealth management, capital markets and investment banking, brokerage and insurance services. As of [__________], 2001, the bank, the principal subsidiary of Wachovia Corporation, had [____] offices and [____] ATMs in Florida, Georgia, North Carolina, South Carolina, Tennessee and Virginia. As of [__________], 2001,Wachovia Corporation had [________] employees.

PORTFOLIO ACQUISITIONS

         The bank merged with Jefferson Bankshares, Inc., headquartered in Charlottesville, Virginia, and Central Fidelity Banks, Inc., headquartered in Richmond, Virginia, on October 31, 1997 and December 15, 1997, respectively. In connection with these mergers, the bank acquired approximately $229 million in aggregate outstanding principal balance of installment sale contracts from Jefferson and approximately $483 million in aggregate outstanding principal balance of installment sale contracts from Central Fidelity. The receivables sold to the trusts will not include receivables originated by the bank subsidiaries of Jefferson or Central Fidelity.

                   THE BANK'S MOTOR VEHICLE FINANCING PROGRAM

ORIGINATION

         The bank purchases motor vehicle installments sale contracts from motor vehicle dealers pursuant to dealer agreements between the bank and the dealers. The bank enters into dealer agreements primarily with dealers that are franchised to sell new motor vehicles and also with some dealers that sell used motor vehicles. In general, the bank selects each dealer based upon a review of the dealer's reputation in the marketplace and, in some cases, a financial review. In addition to purchasing contracts from dealers, the bank also extends loans and lines of credit to some dealers for, among other things, inventory financing and other commercial purposes. The bank only extends loans or lines of credit to dealers based upon a financial review, and those dealers are evaluated through periodic financial and other formalized review procedures.

         Each dealer agreement provides for the repurchase by the related dealer of any contract for its outstanding principal balance, plus accrued but unpaid interest, if any representations or warranties made by the dealer relating to the receivable are breached. The representations and warranties typically relate to the origination of the receivable and the security interest in the related financed vehicle and not to the collectibility of the contract or the creditworthiness of the related obligor.

UNDERWRITING

         The bank purchases motor vehicle installment sale contracts in accordance with its credit standards, which are based upon a determination of the vehicle buyer's ability and willingness to repay the amounts due on the contract and the value of the vehicle being financed, as well as other factors. Each application is generated by a dealer and evaluated by the bank using uniform underwriting policies and procedures developed by the bank.

         Dealers initiate credit applications concurrently with the sale of motor vehicles. The bank requires completion of an application that, in general, includes such information as the applicant's income, liabilities, credit and employment history and other personal information. In addition, specific information with respect to the motor vehicle to be financed is required as part of the application process.

         The bank reviews each credit application for completeness and obtains a credit report from an independent credit bureau to determine the applicant's current credit status and past credit performance. The bank then performs an evaluation of the application using an automated application processing and scoring system. The bank's automated application processing and scoring system uses credit scores obtained from the credit bureaus as well as credit scores derived from proprietary scoring models to objectively assess an applicant's credit worthiness. In addition, the automated system evaluates each application for compliance with various criteria in the bank's underwriting guidelines described below. If the automated review of an application shows that the applicant meets the criteria in the bank's underwriting guidelines and meets the minimum combination of credit bureau and proprietary credit score, then the application is approved. Applications that are not approved during the automated review process are either automatically declined or routed to a credit manager to perform a judgmental review using the bank's credit guidelines.

         The bank considers, among other things, the following criteria in evaluating each credit application:

         o the applicant's credit history based on information known directly by the bank or as provided by various credit reporting agencies with respect to the applicant's present and past debt;

         o the stability of the applicant with respect to the applicant's employment history and time at residence;

         o the applicant's capacity to pay, which takes into consideration the ratio of the proposed monthly payment to gross monthly income and a debt to income ratio; and

         o a loan to value ratio test, which takes into account the type and market value of the motor vehicle to be financed as well as the applicant's credit bureau score.

         Once a decision is rendered, the bank notifies the dealer as to whether the application has been accepted or declined. If an application is declined, the applicant will be directly informed of the reasons for that action. If an application is conditionally approved, the applicant will be informed of the terms and conditions that must be met for approval.

         The bank may, from time to time, approve applications that do not meet its standard credit guidelines. In general, those approvals require the approval of a credit manager or, in some cases, the concurrent approval of a second credit manager of the bank. To be approved, applications that do not comply with the bank's guidelines must have compensating factors, such as high credit scores, a strong capacity and willingness to repay the loan or, in some instances, a strong relationship with the bank.

         In general, the bank will not finance more than [___]% of the value of the motor vehicle. The bank determines the value of a new motor vehicle based upon the manufacturer's invoice price and the value of various dealer-installed options. The bank determines the value of a used motor vehicle based upon the wholesale value reported by a normally accepted used car guide.

         The standard maximum term for a motor vehicle installment sale contract depends upon a combination of factors, including the credit score of the purchaser, the age of the financed vehicle and the value of the financed vehicle. The maximum term for financing a new motor vehicle is 84 months. In general, the bank will not finance a used motor vehicle for more than 72 months.

SERVICING

         The bank, in its capacity as servicer, will be responsible for managing, administering, servicing and making collections on the receivables held by each trust. The servicer will have the right to delegate any or all of its servicing duties to any of its affiliates or other third parties, provided, however, that the servicer will remain obligated and liable for servicing the receivables as if the servicer alone were servicing the receivables.

         The bank initiates collection activities when a contract becomes ten days past due. In general, collection activities begin with an automated system-generated late notice issued to the obligor. In addition, attempts to make telephone contact begin at 15 days past due. Telephone contact with obligors is prioritized based on the bank's assessment of the highest risk of loss.

         If a contract is between 30 and 120 days delinquent, late stage collection personnel initiate contact with the delinquent obligor by telephone and/or letters tailored to specific variables based on the term of the delinquency and the history of the account. If attempts to contact the delinquent obligor have failed, the collection officer may attempt to contact the co-makers, guarantors and other responsible parties on the contract in order to resolve a delinquency status. The bank begins repossession procedures as early as 60 days past due but no later than 80 days past due.

         The bank carries out repossessions pursuant to applicable state law. The bank follows specific procedures with respect to repossessions and uses outside repossession contractors to perform repossessions. The repossessed collateral is sold at various motor vehicle auctions throughout the Southeast that serve both the general public and dealers.

         The current policy of the bank is to recognize losses when a contract is deemed uncollectible or during the month the contract becomes 120 days delinquent, whichever occurs first. Proceeds from the sale of the collateral and any insurance attached to the contract are applied to the contract balance to offset the outstanding balance owed. Any deficiencies remaining after full charge-off of the contract or after repossession and sale of the related financed vehicle are pursued by collection personnel to establish repayment schedules to the extent practical and permitted by law.

INSURANCE

         Each motor vehicle installment sale contract requires the obligor:

         o to keep the financed vehicle insured against loss or damage for the actual cash value of the vehicle in an amount sufficient to pay the lesser of either the full insurable interest in the vehicle or the entire unpaid principal balance of the contract and any unpaid interest and other charges; and

         o to furnish the bank with evidence of insurance, naming the bank as loss payee.

         The dealer agreements require the dealers to establish that the required insurance coverage is in effect at the time the related contract is originated and financed by the bank. The bank does not force place insurance.

EXTENSIONS

         The bank has specific procedures with respect to contract extensions. Extensions may be granted to a current or delinquent customer to cure a short-term cash flow problem and an extension fee may be charged. Extensions are granted on an individual basis and are reported and monitored closely. In general, the bank's extension policy requires that:

         o at least nine monthly payments must have been made on the contract and three consecutive monthly payments must have been made during the last four months for an extension to be granted;

         o only one extension may be granted with respect to the contract during any [twenty-four] month period;

         o the contract may be extended no more than six months during its life;

         o the due date for the contract may not be advanced more than 30 days; and

         o a request for an extension must be based upon a legitimate non-recurring reason.

         The bank may, from time to time, solicit or offer holiday extensions to obligors who meet well-defined eligibility criteria. A customer may only accept one holiday extension per year.

The bank charges a processing fee for these extensions in accordance with state guidelines. The bank does not anticipate initiating more than two holiday extension solicitations per year.

         The bank may also advance the due date for a contract at the request of an obligor. Due date changes may only occur once every six months. The maximum number of days a due date may be advanced is 15 days. A change of the due date is not deemed to be an extension, and no extension fee is charged.

PREPAYMENT FEES

         The contracts may provide for prepayment fees of up to $75 in the event of full prepayment to the extent permitted by law. There are no prepayment fees imposed in the event of partial prepayments.

                                 THE RECEIVABLES

         The bank will acquire the receivables to be sold to each trust, including any additional receivables to be sold to a trust during any pre-funding or revolving period, in the ordinary course of business from motor vehicle dealers who regularly sell motor vehicle installment sale contracts to the bank. The bank will select the receivables to be sold to each trust from its portfolio of motor vehicle installment sale contracts on the basis of several criteria, including the following:

         o each receivable is secured by a new or used passenger car, minivan, sport utility vehicle or light-duty truck;

         o    each receivable was originated in the United States;

         o each receivable provides for level monthly payments that fully amortize the amount financed over its original term to maturity, except for the last payment, which may differ slightly from the level payment, or provides for a different type of amortization described in the related prospectus supplement;

         o no obligor on any receivable was noted in the records of the bank as of the related cut-off date as being the subject of any pending bankruptcy or insolvency proceeding;

         o no receivable was more than 29 days contractually past due as of the related cut-off date;

         o each receivable is secured by a motor vehicle that was required to be insured at the inception of the loan and that had not been repossessed without reinstatement as of the related cut-off date; and

         o each receivable satisfies the other criteria, if any, set forth in the related prospectus supplement.

         The bank will not use any selection procedures that it believes to be adverse to the securityholders of a trust in selecting the receivables to be sold to that trust.

         We will provide information about the receivables to be sold to each trust in the related prospectus supplement, including, to the extent appropriate:

         o the portion of the receivables secured by new motor vehicles and by used motor vehicles;

         o    the aggregate outstanding principal balance of the receivables;

         o    the average outstanding principal balance of the receivables;

         o    the number of receivables;

         o the average original amount financed and the range of original amounts financed;

         o the weighted average contract rate of interest and the range of interest rates;

         o the weighted average original term and the range of original terms;

         o the weighted average remaining term and the range of remaining terms; and

         o the distribution by outstanding principal balance, by contract rate of interest, by remaining term and by obligor mailing address.

                             SIMPLE INTEREST METHOD

         The receivables may provide for the application of payments using the simple interest method. A simple interest receivable provides for equal monthly payments that are, in general, applied first to interest accrued to the date of payment, then to principal due on the date of payment, then to any applicable late charges, then to any other fees under the receivable and then to reduce further the principal balance of the receivable.

         If the obligor on a simple interest receivable pays a fixed monthly installment before its scheduled due date:

         o the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled; and

         o the portion of the payment applied to reduce the unpaid principal balance of the receivable will be correspondingly greater.

         If the obligor on a simple interest receivable pays a fixed monthly installment after its scheduled due date:

         o the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled; and

         o the portion of the payment applied to reduce the unpaid principal balance of the receivable will be correspondingly less.

         In either case, the obligor on a simple interest receivable pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of the receivable and any unpaid late charges or other fees. If a simple interest receivable is prepaid, the obligor is required to pay interest only to the date of prepayment.

         If the receivables sold to a trust are not simple interest receivables, the related prospectus supplement will describe the method of applying payments on the receivables.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

         The weighted average life of the securities of any trust will be influenced by the rate at which the principal balances of the receivables held by the trust are paid, which payment may be in the form of scheduled amortization or prepayments. A receivable may be prepaid under the following circumstances:

         o an obligor may repay a receivable at any time subject, in some cases, to payment of a prepayment fee to the extent permitted by law;

         o the seller may be required to repurchase a receivable from the trust if various breaches of representations and warranties occur;

         o the servicer may be obligated to purchase a receivable from the trust if various breaches of covenants occur or if the servicer extends or modifies the terms of a receivable beyond the Collection Period preceding the final payment date for the securities specified in the related prospectus supplement;

         o a receivable may be prepaid in part in connection with rebates of extended warranty contract costs and insurance premiums;

         o    a receivable may be liquidated following a default; and

         o a receivable may be prepaid in part with the proceeds of physical damage, credit life and disability insurance policies.

         In light of the above considerations, we cannot assure you as to the amount of principal payments to be made on the securities of a trust on each payment date since that amount will depend, in part, on the amount of principal collected on the trust's receivables during the preceding Collection Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of receivables will be borne entirely by the securityholders. The related prospectus supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the receivables and the securities of the trust.

         The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. These factors may include unemployment, servicing decisions, seasoning of loans, destruction of vehicles by accident, sales of vehicles and market interest rates. A predominant factor affecting the prepayment of a large group of loans is the difference between the interest rates on the loans and prevailing market interest rates. If the prevailing market interest rates were to decrease significantly below the interest rates on the receivables, the rate of prepayment and refinancings would be expected to increase. Conversely, if the prevailing market interest rates were to increase significantly above the interest rates on the receivables, the rate of prepayments and refinancings would be expected to decrease.

                                 USE OF PROCEEDS

         The net proceeds from the sale of the securities of a trust will be applied by the trust or the seller, as indicated in the related prospectus supplement:

         o    to purchase the related receivables from the seller;

         o if the trust has a pre-funding account, to make a deposit into that account;

         o if the trust has a yield supplement account, to make a deposit into that account;

         o if the trust has a reserve account, to make a deposit into that account; and

         o    for any other purposes specified in the prospectus supplement.

         The seller will add the funds received by it to its general funds. The trust may also issue one or more classes of securities to the seller in partial payment for the receivables.

                           PAYMENTS ON THE SECURITIES

         The prospectus supplement for each trust will describe:

         o the timing, amount and priority or subordination of payments of principal and interest on each class of securities;

         o the interest rate for each class of securities or the formula for determining the interest rate;

         o the method for calculating the principal payments for each class of securities;

         o the priority of the application of the trust's available funds to its expenses and payments on its securities; and

         o the method for allocating losses on the receivables to each class of securities.

         The rights of any class of securities to receive payments may be senior or subordinate to the rights of other classes of securities. A security may be entitled to:

         o principal payments with disproportionate, nominal or no interest payments; or

         o interest payments with disproportionate, nominal or no principal payments; or

         o residual cash flow remaining after all other classes have been paid.

         If a class of securities is redeemable, the related prospectus supplement will describe when the class may be redeemed and at what price. The aggregate initial principal amount of the securities issued by a trust may be greater than, equal to or less than the aggregate initial principal amount of the receivables held by that trust.

         All payments of principal and interest on any class of securities will be made on a pro rata basis among all the holders of the securities of that class. If the amount of funds available to make a payment on a class is less than the required payment, the holders of the securities of that class will receive their pro rata share of the amount available for that class. A series may provide for a liquidity facility or similar arrangement that permits one or more classes of securities to be paid in planned amounts on scheduled payment dates.

                         REGISTRATION OF THE SECURITIES

BOOK-ENTRY REGISTRATION

         The securities offered through this prospectus and the related prospectus supplement may initially be issued in book-entry form. Cede & Co., the nominee of The Depository Trust Company, is expected to be the holder of record of any class of securities issued in book-entry form. If a class of securities is issued in book-entry form, unless and until Definitive Securities are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, you will not be entitled to receive a physical certificate representing your interest in the securities of that class.

         If a class of securities is issued in book-entry form, all references in this prospectus and the related prospectus supplement to actions by holders of that class refer to actions taken by DTC upon instructions from its participating organizations and all references in this prospectus and the related prospectus supplement to distributions, notices, reports and statements to the holders of that class refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of that class, for distribution to the holders of that class in accordance with DTC's procedures.

         Any securities owned by the seller or its affiliates will be entitled to equal and proportionate benefits under the related indenture, trust agreement or pooling and servicing agreement, except that, unless the seller and its affiliates own an entire class of securities, the securities will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of securityholders have given any request, demand, authorization, direction, notice, consent or other action under those documents.

         The prospectus supplement for each trust will specify whether the securities issued by that trust will be issued in book-entry form. If your securities are issued in book-entry form, you may hold them through DTC in the United States or through Clearstream or the Euroclear system in Europe or in any other manner described in the related prospectus supplement.

DEPOSITORY TRUST COMPANY

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a clearing agency registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities for its participants and facilitates the clearance and settlement of securities transactions between participants through electronic book-entries, eliminating the need for physical movement of securities. DTC participants include securities brokers and dealers, who may include one or more underwriters of securities issued by a trust, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

CLEARSTREAM BANKING

         Clearstream Banking, societe anonyme, is incorporated under the laws of Luxembourg as a professional depository. Clearstream was created to hold securities for its customers and to facilitate the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, eliminating the need for physical movement of securities. Transactions may be settled by Clearstream in any of 36 currencies, including United States dollars. Clearstream provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in a number of countries through established depository and custodial relationships. Clearstream is registered as a bank in Luxembourg and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises Luxembourg banks.

         Clearstream participants are financial institutions recognized around the world, including underwriters, securities brokers and dealers, who may include one or more underwriters of securities issued by a trust, banks, trust companies, clearing corporations and other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

EUROCLEAR SYSTEM

         The Euroclear system was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, eliminating the need for physical movement of securities and the risk from transfers of securities and cash that are not simultaneous.

         The Euroclear system has been extended to clear and settle transactions between Euroclear participants and counterparties both in Clearstream and in a number of domestic securities markets. Transactions may be settled through the Euroclear system in any of 34 currencies, including United States dollars. In addition to safekeeping and securities clearance and settlement services, the Euroclear system provides securities lending and borrowing and money transfer services. The Euroclear system is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York under a contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation that establishes policy on behalf of Euroclear participants. Morgan Guaranty is a New York banking corporation and a member bank of the Federal Reserve System. Morgan Guaranty is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department. The Brussels, Belgium office of Morgan Guaranty is regulated and examined by the Belgian Banking Commission.

         The Terms and Conditions Governing Use of Euroclear, the related Operating Procedures of the Euroclear system and applicable Belgian law govern the securities clearance accounts and cash accounts maintained with the operator of the Euroclear system, transfers of securities and cash within the Euroclear system, withdrawals of securities and cash from the Euroclear system and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts.

         Euroclear participants include banks, including central banks, securities brokers and dealers, who may include one or more underwriters of securities issued by a trust, and other professional financial intermediaries. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly. The operator of the Euroclear system acts under the Terms and Conditions Governing Use of Euroclear, the related Operating Procedures of the Euroclear system and applicable Belgian law only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

BOOK-ENTRY PROCEDURES

         DTC is required to make book-entry transfers of securities among DTC participants on whose behalf it acts with respect to the securities and to receive and transmit distributions of principal and interest on the securities. DTC direct and indirect participants with which securityholders have accounts with respect to the securities are also required to make book-entry transfers and to receive and transmit distributions on behalf of their respective securityholders. As a result, although securityholders will not possess book-entry securities, the DTC rules provide a mechanism by which participants will be able to transfer their interests and receive payments. All persons who are not DTC participants, either directly or indirectly, but who desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry securities may do so only through DTC direct or indirect participants.

         The ability of a securityholder to pledge book-entry securities to persons who do not participate in the DTC system, or otherwise to take actions with respect to book-entry securities, may be limited because DTC can only act on behalf of DTC participants, who in turn act on behalf of DTC indirect participants and certain banks, and because the securityholder will not receive a physical certificate representing their interest in the securities. In addition, the securityholders may experience delays in their receipt of payments of principal and interest on book-entry securities because those payments must be processed through the DTC system. The indenture trustee or the trustee, as applicable, will forward all payments to Cede & Co., as nominee of DTC. DTC will then forward all payments to its participants, who in turn will forward them to DTC indirect participants or securityholders.

         The only noteholder or certificateholder, as applicable, of book-entry securities will be Cede & Co., as nominee of DTC. The securityholders will not be recognized by the indenture trustee or the trustee, as applicable, as noteholders or certificateholders and will only be permitted to exercise the rights of securityholders indirectly through DTC and its participants. DTC will advise the related administrator or servicer of each trust that it will take any action permitted to be taken by a securityholder under the related indenture, trust agreement or pooling and servicing agreement only at the direction of one or more DTC participants to whose accounts the securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of DTC participants whose holdings include those undivided interests.

         Clearstream and Euroclear will hold omnibus positions on behalf of their respective participants through customers' securities accounts in the name of Clearstream and Euroclear on the books of their respective depositaries. The depositaries will in turn hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC in the United States, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. These cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the Clearstream or Euroclear depositaries.

         Because of time-zone differences, credits or securities in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and these credits or any transactions in the securities settled during this processing will be reported to the relevant Clearstream participant or Euroclear participant on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

         All distributions of principal and interest on securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Clearstream or the operator of the Euroclear system, as the case may be, will take any other action permitted to be taken by a securityholder under the sale and servicing agreement, the trust agreement or the indenture, as applicable, on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

         Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of the securities among participants in DTC, Clearstream and the Euroclear system, they are under no obligation to perform or continue to perform these procedures, and these procedures may be discontinued at any time.

GLOBAL SECURITIES

         The securities offered through this prospectus and the related prospectus supplement may be issued as global securities registered and held by a depository. For a discussion of the clearance, settlement and tax documentation procedures applicable to global securities, see "Annex A - Global Clearance, Settlement and Tax Documentation Procedures" in this prospectus.

DEFINITIVE SECURITIES

         If the securities of a trust are initially issued in book-entry form, the securities will be issued as Definitive Securities to the related securityholders or their respective nominees, rather than to DTC or its nominee, only if:

         o the administrator or trustee of the related trust determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the securities and the administrator or the seller, as the case may be, is unable to locate a qualified successor and so notifies the indenture trustee or the trustee in writing;

         o the administrator or the seller, as the case may be, at its option, elects to terminate the book-entry system through DTC; or

         o after the occurrence of an event of default under the indenture or an event of servicing termination under the sale and servicing agreement or the pooling and servicing agreement for the trust, the holders of at least a majority in outstanding principal amount of the securities advise the indenture trustee or the trustee through the DTC participants in writing that the continuation of a book-entry system through DTC or its successor is no longer in the best interest of the securityholders.

         If any of these events occurs, the indenture trustee or the trustee will be required to notify the securityholders of each applicable class, through the DTC participants, of the availability of Definitive Securities. Upon surrender by DTC of the physical certificates representing the securities and receipt of instructions for re-registration, the indenture trustee or the trustee will reissue the securities as Definitive Securities.

         All distributions of principal and interest on the Definitive Securities will be made by the indenture trustee or the trustee in accordance with the procedures set forth in the related indenture or the related trust agreement directly to the holders in whose names the Definitive Securities were registered at the close of business on the record date specified for the securities in the related prospectus supplement. All distributions will be made by check mailed to the address of each securityholder as it appears on the register maintained by the indenture trustee or the trustee or, if the securityholder satisfies the requirements set forth in the related indenture or the related trust agreement, by wire transfer. The final payment on a Definitive Security, however, will be made only upon presentation and surrender of that Definitive Security at the office or agency specified in the notice of final distribution to the related securityholder.

         Definitive Securities will be transferable and exchangeable at the offices of the indenture trustee or the trustee or at the offices of a registrar named in a notice delivered to the holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee or the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with any transfer or exchange.

REPORTS TO SECURITYHOLDERS

         On or before each payment date, the administrator or the servicer will prepare and provide to the related indenture trustee and/or trustee a statement to be delivered to the securityholders on that payment date. Each statement to be delivered to the securityholders will include, to the extent applicable to those securityholders, the following information and any other information specified in the related prospectus supplement, in each case with respect to the related payment date or the period since the previous payment date, as applicable:

         (1) the amount of the distribution allocable to principal on each class of the securities;

         (2) the amount of the distribution allocable to interest on or with respect to each class of the securities;

         (3) the amount of the distribution allocable to draws from any reserve account or payments in respect of any other credit enhancement arrangement;

         (4) the aggregate principal balance of the receivables as of the close of business on the last day of the preceding Collection Period;

         (5)  any overcollateralization amount or credit enhancement amount;

         (6) the aggregate outstanding principal amount of each class of the securities, each after giving effect to all payments reported under clause (1) above;

         (7) the amount of the servicing fee paid to the servicer on the related payment date and the amount of any unpaid servicing fees;

         (8) the aggregate amount of losses realized on the receivables during the preceding Collection Period calculated as described in the related prospectus supplement;

         (9) the aggregate amount of any previously due and unpaid interest payments on each class of the securities, plus the amount of interest accrued on that unpaid interest;

         (10) the aggregate amount of any previously due and unpaid principal payments on each class of the securities, plus the amount of interest accrued on that unpaid principal;

         (11) the aggregate amount to be paid in respect of the receivables, if any, repurchased during the preceding Collection Period;

         (12) the balance of any reserve account on the related payment date, after giving effect to any changes in that balance on that date;

         (13) the aggregate amount of any Advances to be remitted by the servicer on the related payment date;

         (14) for each payment date during any pre-funding period, the amount remaining in the pre-funding account on that date;

         (15) for each payment date during any revolving period and for the first payment date that immediately follows the last day of any revolving period, the amount of principal collections used to purchase additional receivables during the preceding Collection Period; and

         (16) the amount of any cumulative shortfall between the payments due in respect of any credit enhancement arrangement and the payments received in respect of that credit enhancement arrangement.

         Each amount set forth under clauses (1), (2), (9) and (10) above with respect to the securities of any trust will be expressed as a dollar amount per $1,000 of the initial principal amount of those securities.

         The indenture trustee or trustee for each trust will, within the prescribed period of time for federal income tax reporting purposes after the end of each calendar year during the term of each trust, mail to each person who at any time during that calendar year was a holder of securities with respect to the trust and received any payment on those securities a statement containing information to be used in the preparation of the person's federal income tax returns.

                          DESCRIPTION OF THE INDENTURE

         If a trust issues notes, one or more classes of notes will be issued under the terms of an indenture between the trust and the indenture trustee specified in the related prospectus supplement. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus forms a part. This summary describes the material provisions common to the notes of each trust that issues notes. The related prospectus supplement will give you additional information specific to the notes which you are purchasing. This summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the indenture.

EVENTS OF DEFAULT

         The following events will constitute events of default under the indenture with respect to the notes issued by a trust:

         o a default in the payment of any interest on any note for five or more days, or such longer period as may be specified in the related prospectus supplement;

         o a default in the payment of the principal of or any installment of the principal of any note when the same becomes due and payable;

         o a default in the observance or performance of any covenant or agreement of the trust made in the indenture, other than those dealt with specifically elsewhere as an event of default, which default materially and adversely affects the noteholders and which default continues for a period of 60 days after notice of that default is given to the trust by the related indenture trustee or to the trust and the indenture trustee by the holders of at least 25% of the principal amount of the Controlling Class;

         o various events of bankruptcy, insolvency, receivership or liquidation of the trust or its property as specified in the indenture; or

         o such other events, if any, described in the related prospectus supplement.

         In general, the amount of principal due and payable to the holders of a class of notes will, until the final scheduled payment date for that class, be limited to the amounts available to pay principal on that class. As a result, the failure to pay principal on a class of notes generally will not result in the occurrence of an event of default under the related indenture until the final scheduled payment date for that class.

RIGHTS UPON EVENT OF DEFAULT

         If an event of default has occurred and is continuing with respect to the notes issued by a trust, the related indenture trustee or the holders of a majority of the principal amount of the Controlling Class may declare the principal of all the notes issued by the trust to be immediately due and payable. The holders of a majority of the principal amount of the Controlling Class may rescind any such declaration if:

         o the issuer has paid or deposited with the indenture trustee enough money to pay the principal of and interest on all the notes issued by the trust, all other amounts that would then be due if the event of default causing the acceleration of maturity had not occurred, all sums paid or advanced by the indenture trustee and the reasonable compensation, expenses, disbursements and advances of the indenture trustee and its agents and counsel; and

         o all events of default, other than the nonpayment of principal on the notes that has become due solely by the acceleration, have been cured or waived.

         If an event of default has occurred and is continuing with respect to the notes issued by a trust, the related indenture trustee may institute proceedings to collect amounts due or foreclose on trust property, exercise remedies as a secured party or sell the related receivables. If the notes issued by the trust have been accelerated, the indenture trustee may sell the related receivables if:

         o the holders of 100% of the notes, other than notes held by the seller, the servicer or their affiliates, consent to the sale;

         o the proceeds of the sale are sufficient to pay in full the principal of and interest on the notes at the date of the sale; or

         o there has been an event of default arising from the failure to pay principal or interest and the indenture trustee determines that the proceeds of the receivables would not be sufficient on an ongoing basis to make all payments on the notes as those payments would have become due if the notes had not been accelerated, and the indenture trustee obtains the consent of the holders of 66 2/3% of the principal amount of the Controlling Class.

Any money received in realizing on trust property will first be applied to pay any due and unpaid fees and expenses of the indenture trustee.

         In addition, if the event of default relates to a default by a trust in observing or performing any covenant or agreement, other than an event of default relating to non-payment of interest or principal, insolvency or any other event which is otherwise specifically dealt with by the indenture, the indenture trustee is prohibited from selling the receivables unless the holders of all outstanding notes and certificates issued by the trust consent to the sale or the proceeds of the sale are sufficient to pay in full the principal of and interest on the notes and certificates. The indenture trustee may also elect to have the trust maintain possession of the receivables and apply collections as received without obtaining the consent of the securityholders.

         In general, if an event of default has occurred and is continuing with respect to the notes issued by a trust, the related indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of the holders of the notes if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with that request. In general, the holders of a majority of the principal amount of the Controlling Class will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the related indenture trustee, and the holders of a majority of the principal amount of the Controlling Class may, in some cases, waive any default with respect to the notes, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the related indenture that cannot be modified without the waiver or consent of the holders of all of the outstanding notes issued by the trust.

         The holder of a note issued by a trust will not have the right to institute any proceeding with respect to the related indenture unless:

         o the holder previously has given to the related indenture trustee written notice of a continuing event of default under the indenture;

         o the holders of not less than 25% of the principal amount of the Controlling Class have made written request to the indenture trustee to institute the proceeding in its own name as indenture trustee;

         o    the holder has offered the indenture trustee reasonable indemnity;

         o the indenture trustee has for 60 days after the notice, request and offer of indemnity failed to institute the proceeding; and

         o no direction inconsistent with the written request has been given to the indenture trustee during the 60-day period by the holders of a majority of the principal amount of the Controlling Class.

         Each indenture trustee and the related noteholders, by accepting the related notes, will covenant that they will not at any time institute against the related trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

         With respect to any trust, neither the related indenture trustee nor the related trustee in its individual capacity, nor any holder of a certificate representing an ownership interest in the trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will be personally liable for the payment of the principal of or interest on the related notes or for the agreements of the trust contained in the related indenture.

COVENANTS

         Each trust will be subject to the covenants discussed below, as provided in the related indenture.

         o Restrictions on merger and consolidation. The trust may not consolidate with or merge into any other entity unless:

               -- the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

               -- the entity formed by or surviving the consolidation or merger expressly assumes the trust's obligation to make due and punctual payments on the notes

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

                       issued by the trust and the performance or observance of every agreement and covenant of the trust under the related indenture;

               -- no event that is, or with notice or lapse of time or both would become, an event of default under the indenture shall have occurred and be continuing immediately after the merger or consolidation;

               -- each Rating Agency has confirmed in writing that the merger or consolidation will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of securities issued by the trust;

               -- the trust has received an opinion of counsel to the effect that the merger or consolidation would have no material adverse federal income tax consequence to the trust or to any related noteholder or certificateholder;

               -- any action as is necessary to maintain the lien and security interest created by the related indenture shall have been taken; and

               -- the trust has received an opinion of counsel and an officer's certificate each stating that the merger or consolidation satisfies all requirements under the related indenture.

         o    Other negative covenants. The trust will not, among other things:

               -- except as expressly permitted by the documents relating to the trust, sell, transfer, exchange or otherwise dispose of any of the assets of the trust;

               -- claim any credit on or make any deduction from the principal and interest payable in respect of the notes issued by the trust, other than amounts withheld under the Internal Revenue Code of 1986, as amended, or applicable state law, or assert any claim against any present or former holder of the notes because of the payment of taxes levied or assessed upon the trust or its property;

               --      dissolve or liquidate in whole or in part;

               -- permit the lien of the related indenture to be subordinated or otherwise impaired;

               -- permit the validity or effectiveness of the related indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted by the indenture; or

               -- permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the trust or any part of the trust, or any interest in the trust or the proceeds of the trust, except for tax, mechanics' or other specified liens and except as may be created by the terms of the related indenture.

         No trust may engage in any activity other than as described in the related prospectus supplement. No trust will incur, assume or guarantee any indebtedness other than indebtedness incurred under the related notes and indenture, the related certificates and as a result of any Advances made to it by the servicer or otherwise in accordance with the related sale and servicing agreement or other documents relating to the trust.

LIST OF NOTEHOLDERS

         Any three or more holders of the notes issued by a trust, or one or more holders of the notes issued by the trust evidencing not less than 25% of the principal amount of the Controlling Class, may, by written request to the related indenture trustee accompanied by a copy of the communication that the applicant proposes to send, obtain access to the list of all noteholders maintained by the indenture trustee for the purpose of communicating with other noteholders with respect to their rights under the related indenture or under the notes. The indenture trustee may elect not to afford the requesting noteholders access to the list of noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting noteholders, to all noteholders of the trust.

ANNUAL STATEMENTS AND REPORTS

         Each trust will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the related indenture.

         Each indenture trustee will be required to mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of various indebtedness owed by the related trust to the indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee as such and any action taken by the indenture trustee that materially affects the related notes and that has not been previously reported.

SATISFACTION AND DISCHARGE OF INDENTURE

         Each indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related indenture trustee for cancellation of the notes or, with various limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of the notes.

MODIFICATION OF INDENTURE

         Each trust, together with the related indenture trustee, may, without the consent of the noteholders of the trust, execute a supplemental indenture for any of the following purposes:

         o to correct or amplify the description of any property at any time subject to the lien of the related indenture, or better to convey to the indenture trustee any property subject

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

              or required to be subjected to the lien of the indenture, or to subject to the lien of the indenture additional property;

         o to evidence the succession, in compliance with the applicable provisions of the indenture, of another person to the trust, and the assumption by any such successor of the covenants of the trust in the indenture and in the related notes;

         o to add to the covenants of the trust, for the benefit of the noteholders, or to surrender any right or power in the indenture conferred upon the trust;

         o to convey, transfer, assign, mortgage or pledge any property to or with the indenture trustee;

         o to cure any ambiguity, to correct or supplement any provision in the indenture or in any supplemental indenture that may be inconsistent with any other provision in the indenture or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under the indenture or under any supplemental indenture which are not inconsistent with the provisions of the indenture; provided, however, that such action may not materially adversely affect the interests of the noteholders;

         o to evidence and provide for the acceptance of the appointment under the indenture by a successor trustee with respect to the notes and to add to or change any of the provisions of the indenture as may be necessary to facilitate the administration of the trusts under the indenture by more than one trustee; or

         o to modify, eliminate or add to the provisions of the indenture to such extent as may be necessary to effect the qualification of the indenture under the Trust Indenture Act or under any similar federal statute enacted after the date of the indenture and to add to the indenture such other provisions as may be required by the Trust Indenture Act.

         The trust and the related indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related trust, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related indenture or modifying in any manner the rights of the noteholders, except with respect to the matters listed in the next paragraph which require the approval of the noteholders; provided, however, that:


         o the proposed action will not, as evidenced by an opinion of counsel, materially adversely affect the interest of any noteholder;

         o each Rating Agency has confirmed in writing that the proposed action will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of notes issued by the trust; and

         o    an opinion of counsel as to various tax matters is delivered.

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

         A supplemental indenture may not, without the consent of the holder of each outstanding note affected by the supplemental indenture and in addition to the satisfaction of each of the conditions set forth in the preceding paragraph:

         o change the due date of any installment of principal of or interest on any note or reduce the principal amount of any note, the interest rate on any note or the redemption price with respect to any note, change the application of the proceeds of a sale of the trust property to payment of principal of and interest on the notes or change any place of payment where, or the coin or currency in which, any note or any interest on any note is payable;

         o impair the right to institute suit for the enforcement of various provisions of the related indenture regarding payment;

         o reduce the percentage of the aggregate principal amount of the notes or of any class of the notes the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with various provisions of the related indenture or of various defaults or events of default under the indenture and their consequences as provided for in the indenture;

         o modify or alter the provisions of the related indenture regarding the voting of notes held by the related trust, any other obligor on the notes, the seller or an affiliate of any of them;

         o reduce the percentage of the aggregate principal amount of the notes or of any class of the notes the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the receivables after an event of default under the related indenture if the proceeds of the sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the outstanding notes and certificates issued by the related trust;

         o reduce the percentage of the aggregate principal amount of the notes or of any class of the notes the consent of the holders of which is required to amend the sections of the related indenture which specify the applicable percentage of aggregate principal amount of the notes issued by the related trust necessary to amend the indenture or any of the other documents relating to the trust;

         o affect the calculation of the amount of interest or principal payable on any note on any payment date, including the calculation of any of the individual components of that calculation;

         o affect the rights of the noteholders to the benefit of any provisions for the mandatory redemption of the notes provided in the related indenture, or

         o permit the creation of any lien ranking prior to or on a parity with the lien of the related indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the

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

              indenture on any of the collateral or deprive the holder of any note of the security afforded by the lien of the indenture.

THE INDENTURE TRUSTEE

         If a trust issues notes, the indenture trustee for the trust will be specified in the related prospectus supplement. The indenture trustee for any trust may resign at any time, in which event the administrator of the trust, on behalf of the trust, will be obligated to appoint a successor trustee. The administrator of a trust, on behalf of the trust, will be obligated to remove an indenture trustee if the indenture trustee ceases to be eligible to continue as such under the related indenture or if the indenture trustee becomes insolvent. In these circumstances, the administrator of the trust will be obligated to appoint a successor trustee for the notes issued by the trust. In addition, the holders of a majority of the principal amount of the Controlling Class may remove the indenture trustee without cause and may appoint a successor indenture trustee. If a trust issues a class of notes that is subordinated to one or more other classes of notes and an event of default occurs under the related indenture, the indenture trustee may be deemed to have a conflict of interest under the Trust Indenture Act and may be required to resign as trustee for one or more classes of notes. In this case, the indenture will provide for a successor indenture trustee to be appointed for those classes of notes. No resignation or removal of the indenture trustee will become effective until a successor indenture trustee has been appointed and has accepted its appointment.

                     DESCRIPTION OF THE RECEIVABLES TRANSFER
                            AND SERVICING AGREEMENTS

         This summary describes the material provisions of the documents under which the seller will sell receivables to a trust and the servicer will service the receivables on behalf of the trust. In the case of a trust that is not a grantor trust, that document is a sale and servicing agreement. In the case of a grantor trust, that document is a pooling and servicing agreement. This summary also describes the material provisions of the trust agreement for a trust that is not a grantor trust. Forms of those documents have been filed as exhibits to the registration statement of which this prospectus forms a part. This summary describes the material provisions common to the securities of each trust. The related prospectus supplement will give you additional information specific to the securities which you are purchasing. This summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of those documents.

SALE AND ASSIGNMENT OF RECEIVABLES

         The seller will sell and assign to each trust under a sale and servicing agreement or a pooling and servicing agreement, without recourse, the seller's entire interest in a pool of receivables, including its security interests in the related financed vehicles. Each receivable will be identified in a schedule to the related sale and servicing agreement or pooling and servicing agreement. The trustee of the trust will not independently verify the existence and eligibility of any receivables. The trustee of the trust will, concurrently with the sale and assignment, execute and deliver the related notes and/or certificates. If a trust may purchase additional receivables

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

from the seller after the related closing date during a specified pre-funding or revolving period, the related prospectus supplement will specify the terms and conditions on which those purchases may be made.

REPRESENTATIONS AND WARRANTIES

         In each sale and servicing agreement or pooling and servicing agreement, the seller will represent and warrant to the related trust, among other things, that at the date of issuance of the related notes and/or certificates or, if applicable, at the date on which additional receivables are purchased by the trust:

         o each receivable has been originated for the retail financing of a financed vehicle by an obligor located in one of the states of the United States or the District of Columbia and contains customary and enforceable provisions such that the rights and remedies of the holder of the receivable will be adequate for realization against the collateral of the benefits of the security;

         o each receivable and the sale of the related financed vehicle complies in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including usury laws, and any consumer credit, equal opportunity and disclosure laws applicable to that receivable and sale;

         o each receivable constitutes the legal, valid and binding payment obligation in writing of the obligor, enforceable by the holder of the receivable in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights;

         o immediately prior to the sale and assignment of each receivable to the trust, the receivable was secured by a validly perfected first priority security interest in the related financed vehicle in favor of the seller as secured party or all necessary action with respect to the receivable has been taken to perfect a first priority security interest in the related financed vehicle in favor of the seller as secured party, which security interest is assignable and has been assigned by the seller to the trust;

         o as of the related cut-off date, there are no rights of rescission, setoff, counterclaim or defense, and the seller has no knowledge of those rights being asserted or threatened, with respect to any receivable;

         o as of the related cut-off date, the seller has no knowledge of any liens or claims that have been filed, including liens for work, labor, materials or unpaid taxes relating to a financed vehicle, that would be prior to, or equal or coordinate with, the lien granted by the related receivable;

         o except for payment defaults continuing for a period of not more than 30 days, or such other number of days as may be specified in the related prospectus supplement, as of the related cut-off date, the seller has no knowledge that a default, breach, violation or event permitting acceleration under the terms of any receivable exists; the seller has

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

              no knowledge that a continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any receivable exists and the seller has not waived any of the foregoing;

         o each receivable requires that the related obligor obtain comprehensive and collision insurance covering the related financed vehicle; and

         o each receivable satisfies the criteria for the selection of receivables for the trust described in the related prospectus supplement.

REPURCHASE OBLIGATION

         As of the last day of the second Collection Period following the discovery by or notice to the seller of a breach of any representation or warranty of the seller which materially and adversely affects the interests of the related trust in any receivable, the seller, unless the breach has been cured, will repurchase the receivable from the trust for the related Purchase Amount. The repurchase obligation will constitute the sole remedy available to the certificateholders or the trustee and, if applicable, the noteholders or the indenture trustee in respect of the related trust for any uncured breach.

SERVICING OF THE RECEIVABLES

         The servicer will service and administer the receivables held by each trust and, as custodian on behalf of the trust, will maintain possession of the installment sale contracts and any other documents relating to the receivables. To assure uniform quality in servicing the receivables, as well as to facilitate servicing and save administrative costs, the installment sale contracts and other documents relating to the receivables will not be physically segregated from other similar documents that are in the servicer's possession or otherwise stamped or marked to reflect the transfer to the trust. The obligors under the receivables will not be notified of the transfer. Uniform Commercial Code financing statements reflecting the sale and assignment of the receivables by the seller to the trust will be filed, however, and the servicer's accounting records and computer systems will be marked to reflect the sale and assignment. Because the receivables will remain in the servicer's possession and will not be stamped or otherwise marked to reflect the transfer to the trust, if a subsequent purchaser were to obtain physical possession of the receivables without knowledge of the transfer, the trust's interest in the receivables could be defeated. See "Material Legal Issues Relating to the Receivables -- Security Interests in the Financed Vehicles."

TRUST ACCOUNTS

         The servicer will establish and maintain for each trust, in the name of the related indenture trustee on behalf of the related securityholders or, if the trust does not issue notes, in the name of the related trustee on behalf of the related certificateholders, one or more collection accounts. The servicer will deposit all collections on the receivables into the collection account. If the trust issues notes, the servicer or the indenture trustee may establish and maintain, in the name of the indenture trustee on behalf of the noteholders, one or more distribution accounts, which may be sub-accounts of the collection account, into which amounts released from the collection account and any other accounts of the trust for payment to the noteholders will be deposited and from which all distributions to the noteholders will be made. If the trust issues certificates, the servicer or the trustee may establish and maintain, in the name of the trustee on behalf of the certificateholders, one or more certificate distribution accounts into which amounts released from the collection account and any other accounts of the trust for distribution to the certificateholders will be deposited and from which all distributions to the certificateholders will be made.

         Any other accounts to be established with respect to a trust, including any pre-funding account, yield supplement account or reserve account, will be described in the related prospectus supplement.

         All amounts on deposit in the accounts established with respect to a trust will be invested in Permitted Investments as provided in the related sale and servicing agreement or pooling and servicing agreement. In general, Permitted Investments are limited to obligations or securities that mature on or before the next payment date. Amounts on deposit in any reserve account may be invested in obligations or securities that will not mature on or prior to the next payment date, however, and that will not be sold to cover any shortfalls in collections on the related receivables, if each Rating Agency has confirmed in writing that those investments will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of securities issued by the related trust. As a result, the amount of cash available in any reserve account at any time may be less than the balance of the reserve account. If the amount required to be withdrawn from any reserve account to cover shortfalls in collections on the related receivables, as provided in the related prospectus supplement, exceeds the amount of cash in the reserve account, a temporary shortfall in the amounts distributed to the related noteholders or certificateholders could result, which could, in turn, increase the average life of the related notes or certificates. All net investment earnings on amounts on deposit in the trust accounts will be deposited in the related collection account or distributed as provided in the related prospectus supplement.

         The trust accounts will be maintained as Eligible Deposit Accounts, which are accounts at a depository institution satisfying various requirements of the Rating Agencies.

SERVICING PROCEDURES

         The bank will act as servicer and will make reasonable efforts to collect all payments due with respect to the receivables held by each trust. The bank will follow the same collection procedures as servicer that it follows with respect to motor vehicle installment sale contracts that it services for itself, in a manner consistent with the related sale and servicing agreement or pooling and servicing agreement.

         The servicer may, in accordance with its normal servicing procedures, defer a payment on a receivable or otherwise modify the payment schedule of a receivable. In some cases, the servicer will be required to repurchase a receivable as to which it has deferred a payment or otherwise modified a payment schedule or to make an Advance with respect to the receivable. The servicer may be obligated to purchase a receivable if, among other things, it extends the date for final payment of the receivable beyond the last day of the Collection Period during which the latest maturing receivable matures, as set forth in the related prospectus supplement, or changes the contract rate of interest or the total amount or number of scheduled payments of the receivable. If the servicer determines that eventual payment in full of a receivable is unlikely, the servicer will follow its normal practices and procedures to realize upon the receivable, including the repossession and disposition of the financed vehicle securing the receivable at a public or private sale, or the taking of any other action permitted by applicable law.

COLLECTIONS

         If the bank is the servicer, it will not be required to deposit amounts collected with respect to the receivables into the related collection account until the business day preceding the payment date following the Collection Period during which those collections were received if:

         o there exists no event of servicing termination under the related sale and servicing agreement or pooling and servicing agreement; and

         o each other condition to making monthly deposits as may be required by the related sale and servicing agreement or pooling and servicing agreement is satisfied.

         The servicer may, in order to satisfy these conditions with respect to a trust and to the extent set forth in the related prospectus supplement, obtain a letter of credit or other security for the benefit of the trust to secure the timely deposit of collections. If these conditions are not met, the servicer will be required to deposit all collections into the related collection account not later than the second business day after receipt. If the servicer is permitted to deposit collections on a monthly basis, it may invest those collections at its own risk and for its own benefit pending deposit and need not segregate them from its own funds.

         The servicer or the seller, as the case may be, will remit the aggregate Purchase Amount of any receivables to be purchased from the trust to the related collection account on or prior to the business day preceding the related payment date.

         All collections processed during a Collection Period will be applied first to any outstanding Advances made by the servicer with respect to the related receivable, second, to the payment of accrued and unpaid interest, third, to the payment of principal and, fourth, to the payment of any late fees or other fees or charges.

SERVICER ADVANCES

         The servicer will make an Advance with respect to each receivable, other than a receivable designated as a Defaulted Receivable, equal to the excess, if any, of

         (1) the product of the principal balance of the receivable as of the first day of the related Collection Period and one-twelfth of its contract rate of interest over

         (2) the interest actually received by the servicer with respect to the receivable from the obligor or from the payment of the Purchase Amount during or with respect to the Collection Period unless the servicer, in its sole discretion, determines that the Advance is not recoverable from subsequent payments on the receivable or from funds on deposit in the related reserve account, if any. In the event that the servicer does not make an Advance, any payment deficiency on the securities will be funded by the application of available amounts, if any, in the related reserve account, if any, or any other available credit enhancement. The servicer will deposit all Advances into the related collection account on the business day immediately preceding the related payment date.

         To the extent that the amount set forth in clause (2) above with respect to a receivable exceeds the amount set forth in clause (1) above with respect to the receivable, that excess will be paid to the servicer on the related payment date to reimburse the servicer for unreimbursed Advances previously made with respect to the receivable. Any reimbursement will be from past due interest paid by the obligor under the receivable. In addition, the servicer will reimburse itself for an outstanding Advance made with respect to a receivable out of any funds of the related trust when the receivable is designated as a Defaulted Receivable.

SERVICING COMPENSATION

         The servicer will be entitled to receive on each payment date with respect to each trust a servicing fee equal to 1/12 of a per annum percentage of the outstanding principal balance of the receivables held by that trust as of the first day of the preceding Collection Period and, if so specified in the related prospectus supplement, the net investment income, if any, earned during the preceding collection period from the reinvestment of amounts on deposit in the collection account. The per annum percentage applicable to each trust will be specified in the related prospectus supplement. In addition, the servicer will be entitled to retain as supplemental servicing compensation any late fees and other administrative fees and expenses collected with respect to the receivables held by each trust.

         The servicing fee and the supplemental servicing compensation are intended to compensate the servicer for performing the functions of a third party servicer of the receivables as an agent for the related trust, including collecting and posting all payments, responding to inquiries of obligors on the receivables, investigating delinquencies, sending payment coupons to obligors, reporting federal income tax information to obligors, paying costs of collections and policing the collateral. The servicing fee and the supplemental servicing compensation will also compensate the servicer for administering the receivables, including making Advances, accounting for collections, furnishing monthly and annual statements to the related trustee and indenture trustee with respect to distributions and generating federal income tax information for the related trust. In addition, the servicing fee and the supplemental servicing compensation will reimburse the servicer for various taxes, the fees of the related trustee and indenture trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the receivables. The amount of the servicing fee will be determined in light of the foregoing duties of the servicer as well as with a view toward providing the servicer with a reasonable profit. The servicing fee and the supplemental servicing compensation will be comparable to the fees and supplemental compensation that would be paid to parties unaffiliated with the bank.

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

DISTRIBUTIONS

         All distributions of principal and interest, or, where applicable, of principal or interest only, on each class of securities issued by a trust and entitled to distributions will be made by the related indenture trustee or trustee to the related noteholders or certificateholders beginning on the payment date specified in the related prospectus supplement. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of securityholders of each trust will be set forth in the related prospectus supplement.

CREDIT ENHANCEMENT

         A class of securities issued by a trust may benefit from one or more forms of credit enhancement. The presence of credit enhancement is intended to increase the likelihood that the holders of a class of securities will receive the full amount of principal and interest due on that class and to decrease the likelihood that those holders will experience losses. A class of securities may benefit from one or more of the following forms of credit enhancement:

         o    subordination of one or more other classes of securities;

         o    reserve accounts;

         o overcollateralization, which exists when the aggregate principal balance of the receivables held by a trust exceeds the aggregate principal amount of the securities issued by the trust;

         o excess interest collections, which exist when the interest collections on the receivables held by a trust exceed the servicing fees required to be paid to the servicer, the interest required to be paid on the securities issued by the trust and any amounts required to be deposited in any reserve accounts;

         o    letters of credit or other credit facilities;

         o    surety bonds or insurance policies;

         o    liquidity arrangements;

         o interest rate swaps, currency swaps, and other derivative instruments and interest rate and exchange rate protection agreements;

         o    repurchase or put obligations;

         o    yield supplement accounts or agreements;

         o    guaranteed investment contracts;

         o    guaranteed rate agreements; or

         o other agreements with respect to third party payments or other credit support.

         The credit enhancement for a class of securities may not provide protection against all risks of loss and may not guarantee repayment of the entire principal amount of and interest on that class. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, the securityholders will bear their allocable share of deficiencies as described in the related prospectus supplement. If so provided in the related prospectus supplement, the seller may replace the credit enhancement for any class of securities with another form of credit enhancement, without the consent of the related securityholders, provided each Rating Agency has confirmed in writing that the substitution will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of securities issued by the related trust.

NET DEPOSITS

         As an administrative convenience and for so long as various conditions are satisfied, the servicer will be permitted to deposit collections, Advances and payments of Purchase Amounts for any trust for or with respect to a Collection Period net of distributions to be made to the servicer with respect to that Collection Period as reimbursement of Advances or payment of fees. The servicer, however, will account to the trustee, the indenture trustee, if any, the noteholders, if any, and the certificateholders with respect to each trust as if all deposits, distributions and transfers were made individually.

EVIDENCE AS TO COMPLIANCE

         Each sale and servicing agreement and pooling and servicing agreement will provide that a firm of independent certified public accountants will furnish to the related trust and to the related indenture trustee or trustee, as applicable, an annual statement as to compliance by the servicer during the preceding twelve months, or, in the case of the first such certificate, from the related closing date, with certain standards relating to the servicing of the related receivables.

         Each sale and servicing agreement and pooling and servicing agreement will also provide for delivery to the related trust and the related indenture trustee or trustee, as applicable, substantially simultaneously with the delivery of the accountants' statement referred to above, of a certificate signed by an officer of the servicer stating that the servicer has fulfilled its obligations under that agreement throughout the preceding twelve months, or, in the case of the first such certificate, from the closing date, or, if there has been a default in the fulfillment of any such obligation, describing each default.

         The securityholders of each trust may obtain copies of the statements and certificates described above by a request in writing addressed to the related trustee.

CERTAIN MATTERS REGARDING THE SERVICER

         Each sale and servicing agreement and pooling and servicing agreement will provide that the bank may not resign from its obligations and duties as servicer, except upon a determination that the bank's performance of those duties is no longer permissible under applicable law. No resignation by the servicer will become effective until the related indenture trustee or trustee, as applicable, or a successor servicer has assumed the bank's servicing obligations and duties under the sale and servicing agreement or pooling and servicing agreement. The servicer will also have the right to delegate any or all of its duties under those agreements to a third party without the consent of any securityholder or the confirmation of any rating assigned to the securities. Notwithstanding any delegation by the servicer, the servicer will remain responsible and liable for its duties under those agreements as if it had made no delegation.

         Each sale and servicing agreement and pooling and servicing agreement will provide that neither the servicer nor any of its directors, officers, employees and agents will be under any liability to the related trust or the related noteholders or certificateholders for taking any action or for refraining from taking any action under the sale and servicing agreement or pooling and servicing agreement or for errors in judgment; except that neither the servicer nor any of its directors, officers, employees and agents will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the servicer's duties under those agreements or by reason of the servicer's reckless disregard of its obligations and duties under those agreements, except that employees of the servicer or its affiliates will be protected against liability that would otherwise be imposed by reason of negligence.

         Each sale and servicing agreement and pooling and servicing agreement will provide that the servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to its servicing responsibilities under those agreements and that, in its opinion, may cause it to incur any expense or liability. The servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of a particular sale and servicing agreement or pooling and servicing agreement, the rights and duties of the parties to those agreements and the interests of the related securityholders under those agreements. In such event, the legal expenses and costs of the action taken by the servicer and any liability resulting from that action will be expenses, costs and liabilities of the related trust, and the servicer will be entitled to be reimbursed for those expenses and costs.

         Each sale and servicing agreement and pooling and servicing agreement will provide that, under the circumstances specified in those agreements, the following entities will be the successor to the servicer under those agreements:

         o any entity into which the servicer may be merged or consolidated or any entity resulting from any merger or consolidation to which the servicer is a party; or

         o any entity succeeding to the business of the servicer or, with respect to its obligations as servicer, any entity 50% or more of the equity of which is owned, directly or indirectly, by the servicer;

provided, however, that the entity in each of the foregoing cases must assume the obligations of the servicer under the sale and servicing agreement or pooling and servicing agreement.

EVENTS OF SERVICING TERMINATION

         The following events will constitute events of servicing termination under each sale and servicing agreement or pooling and servicing agreement:

         o any failure by the servicer, or, so long as the seller is the servicer, the seller, to deliver to the indenture trustee or the trustee, as applicable, for distribution to the securityholders of the related trust or for deposit in any of the trust accounts or the certificate distribution account any required payment, which failure continues unremedied for five business days after written notice from the indenture trustee or the trustee, as applicable, is received by the servicer or the seller, as the case may be, or after discovery by an officer of the servicer or the seller, as the case may be;

         o any failure by the servicer, or, so long as the seller is the servicer, the seller, duly to observe or perform in any material respect any other covenant or agreement in the sale and servicing agreement or pooling and servicing agreement, which failure materially and adversely affects the rights of the noteholders or the certificateholders of the related trust and which continues unremedied for 90 days after the giving of written notice of the failure to the servicer or the seller, as the case may be, by the indenture trustee or the trustee, as applicable, or to the servicer, the seller and the indenture trustee or the trustee, as applicable, by the holders of not less than 25% of the principal amount of the Controlling Class or, if the notes have been paid in full or the trust has not issued notes, the holders of not less than 25% of the certificate balance of the certificates issued by the trust;

         o the occurrence of various insolvency events specified in the sale and servicing agreement or pooling and servicing agreement with respect to the servicer; and

         o such other events, if any, set forth in the related prospectus supplement.

RIGHTS UPON EVENT OF SERVICING TERMINATION

         If an event of servicing termination has occurred and is continuing under a sale and servicing agreement or pooling and servicing agreement, the related indenture trustee or the holders of not less than a majority of the principal amount of the Controlling Class or, if applicable, the class of notes specified in the related prospectus supplement, or, after the notes have been paid in full or if the trust has not issued notes, the related trustee or the holders of not less than a majority of the certificate balance of the certificates issued by the trust, may terminate all the rights and obligations of the servicer under the sale and servicing agreement or pooling and servicing agreement. If the rights and obligations of the servicer are terminated, the indenture trustee or trustee or a successor servicer appointed by the indenture trustee or trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the sale and servicing agreement or pooling and servicing agreement and will be entitled to similar compensation arrangements.

         If a receiver, bankruptcy trustee or similar official has been appointed for the servicer, and no event of servicing termination other than that appointment has occurred, the receiver, bankruptcy trustee or similar official may have the power to prevent the related indenture trustee, noteholders, trustee or certificateholders from effecting a transfer of servicing. If the indenture trustee or trustee is legally unable to act as servicer, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor servicer. The indenture trustee or trustee may make such arrangements for compensation to be paid to a successor servicer, which in no event may be greater than the servicing compensation to the servicer under the sale and servicing agreement or pooling and servicing agreement.

WAIVER OF PAST EVENTS OF SERVICING TERMINATION

         The holders of not less than a majority of the principal amount of the Controlling Class or, if applicable, the class of notes specified in the related prospectus supplement, or, after the notes have been paid in full or if the trust has not issued notes, the related trustee or the holders of not less than a majority of the certificate balance of the certificates issued by the trust, may, on behalf of all related securityholders, waive any event of servicing termination under the related sale and servicing agreement or pooling and servicing agreement and its consequences, except for an event of servicing termination consisting of a failure to make any required deposits to or payments from any of the trust accounts in accordance with the sale and servicing agreement or pooling and servicing agreement.

AMENDMENT

         The sale and servicing agreement, pooling and servicing agreement, trust agreement or administration agreement for a trust may be amended, without the consent of the related securityholders, to add any provisions to or to change or eliminate any of the provisions of those agreements or to modify the rights of the securityholders; provided, however, that the amendment will not materially and adversely affect the interest of any securityholder as evidenced by:

         o either an opinion of counsel or an officer's certificate to that effect; and

         o written confirmation from each Rating Agency that the amendment will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of securities issued by the trust.

         The sale and servicing agreement, pooling and servicing agreement, trust agreement or administration agreement for a trust may also be amended by the seller, the servicer, the related trustee and any related indenture trustee, with the consent of the holders of not less than a majority of the principal amount of the notes then outstanding and the holders of not less than a majority of the certificate balance of the certificates then outstanding, to add any provisions to or to change or eliminate any of the provisions of those agreements or to modify the rights of the securityholders; provided, however, that no amendment may, without the consent of the holders of all the outstanding notes and certificates of the trust:

         o increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related receivables or distributions that are required to be made for the benefit of the securityholders or change any interest rate on the securities or the amount required to be on deposit in the reserve account, if any; or

         o reduce the percentage of the notes or certificates of the trust the holders of which are required to consent to any amendment.

PAYMENT OF NOTES

         Each indenture trustee will agree in the related indenture that, upon the payment in full of all outstanding notes issued by the related trust and the satisfaction and discharge of the related indenture, to continue to carry out its obligations under the sale and servicing agreement as agent for the trustee of the trust.

TERMINATION

         The obligations of the servicer, the seller, the trustee and the indenture trustee under each trust agreement, sale and servicing agreement, pooling and servicing agreement or administration agreement, as applicable, will terminate upon the earlier of:

         o the maturity or other liquidation of the last related receivable and the disposition of any amounts received upon liquidation of any remaining receivables; and

         o the payment to the noteholders and certificateholders of the related trust of all amounts required to be paid to them under those agreements.

         If and to the extent provided in the related prospectus supplement, the servicer will have the option to purchase the receivables of each trust on any payment date on or after which the aggregate principal balance of the receivables held by the trust has declined to [__]%, or such other percentage as may be specified in the related prospectus supplement, or less of the aggregate principal balance of the receivables as of the close of business on the related cut-off date. The purchase price will equal the aggregate of the Purchase Amounts for the receivables as of the end of the preceding Collection Period, after giving effect to the receipt of any monies collected on the receivables. If the servicer purchases the receivables of a trust, the related trustee will apply the purchase price to prepay the related securities in full.

         If and to the extent provided in the related prospectus supplement, each trustee will, within ten days following a payment date as of which the aggregate principal balance of the receivables held by the related trust is equal to or less than the percentage of the aggregate principal balance of the receivables as of the close of business on the cut-off date specified in the prospectus supplement, solicit bids for the purchase of the receivables remaining in the trust in the manner and subject to the terms and conditions set forth in the prospectus supplement. If the trustee receives satisfactory bids as described in the prospectus supplement, then the receivables remaining in the trust will be sold to the highest bidder. If a trustee sells the receivables of a trust, the related securities will be prepaid in full.

LIST OF CERTIFICATEHOLDERS

         Any three or more holders of the certificates issued by a trust, or one or more holders of the certificates issued by the trust evidencing not less than 25% of the aggregate certificate balance of the certificates, may, by written request to the related trustee accompanied by a copy of the communication that the applicant proposes to send, obtain access to the list of all certificateholders maintained by the trustee for the purpose of communicating with other certificateholders with respect to their rights under the related trust agreement or pooling and servicing agreement or under the certificates. The trustee may elect not to afford the requesting certificateholders access to the list of certificateholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting certificateholders, to all certificateholders of the trust.

ADMINISTRATION AGREEMENT

         The bank will be the administrator of each trust that is not a grantor trust and will agree, to the extent provided in the related administration agreement, to provide various notices and reports and to perform other administrative obligations of the trust and the trustee required by the related indenture. The administrator will be entitled to a periodic administration fee which will be paid by the seller as compensation for the performance of the administrator's obligations under the administration agreement and as reimbursement for its related expenses.

         The administrator may resign its duties under the related administration agreement upon at least 60 days' prior written notice. The trust may remove the administrator without cause upon at least 60 days' prior written notice. The trust may also remove the administrator if the administrator defaults in any material respect in its duties under the administration agreement, which default remains uncured for ten days, or such longer period acceptable to the trust, or if various insolvency events occur in respect of the administrator. No resignation or removal of the administrator will become effective until a successor administrator has been appointed and has accepted its appointment and each Rating Agency has confirmed in writing that the appointment will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of securities issued by the related trust.

DUTIES OF TRUSTEE

         The trustee will not make any representations as to the validity or sufficiency of any agreements, the securities, other than its execution and authentication of the securities, or the receivables or any related documents, and will not be accountable for the use or application by the seller or the servicer of any funds paid to the seller or the servicer in respect of the securities or the receivables, or any monies prior to the time those monies are deposited into any account in its name. The trustee will not independently verify any receivables. The trustee will be required to perform only those duties specifically required of it under the trust agreement or the pooling and servicing agreement. In general, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the trustee under the agreements relating to the trust, in which case the trustee will only be required to examine them to determine whether they conform to the requirements of the agreements.

         The trustee will not be under any obligation to exercise any of the rights or powers vested in it by the trust agreement or the pooling and servicing agreement or to make any investigation of matters arising under those documents or to institute, conduct or defend any litigation under or in relation to those documents at the request, order or direction of any of the certificateholders, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which the trustee may incur. No certificateholder will have any right under the trust agreement or the pooling and servicing agreement to institute any proceeding with respect to that agreement, unless the certificateholder has previously given to the trustee written notice of default and unless, with respect to a class of certificates, the holders of not less than a majority of the certificate balance of that class of certificates have made written request upon the trustee to institute the proceeding in its own name as trustee and have offered to the trustee reasonable indemnity and the trustee for 30 days has neglected or refused to institute the proceeding.

THE TRUSTEE

         The trustee for each trust will be named in the related prospectus supplement. The trustee may resign at any time by giving written notice to the seller or the servicer, in which event the seller or the administrator, in the case of a trust agreement, or the trustee, in the case of a pooling and servicing agreement, will be obligated to appoint a successor trustee. The trustee will be obligated to resign if the trustee ceases to be eligible to continue as trustee under the trust agreement or the pooling and servicing agreement, becomes legally unable to act or becomes insolvent. In those circumstances, the seller or the administrator, in the case of a trust agreement, or the trustee, in the case of a pooling and servicing agreement, will be obligated to appoint a successor trustee. No resignation or removal of the trustee will become effective until a successor trustee has been appointed and has accepted its appointment.

         The trust agreement or the pooling and servicing agreement will provide that the servicer will pay the trustee's fees. The trust agreement or the pooling and servicing agreement will also provide that the trustee will be entitled to indemnification by the servicer for, and will be held harmless against, any loss, liability or expense incurred by the trustee not resulting from the trustee's own willful misfeasance, bad faith or negligence, other than by reason of a breach of any of its representations or warranties set forth in the agreement. If the servicer fails to indemnify the trustee, the trustee will be entitled to be indemnified by the trust. Any indemnification will be paid on a payment date only after all amounts required to be paid to the securityholders have been paid and various other distributions have been made and, with respect to a successor servicer, if any, after the servicing fee has been paid.

         The seller, the servicer and their respective affiliates may have normal banking relationships with the trustee and its affiliates.

                                SECURITY RATINGS

         The seller will request one or more Rating Agencies to assign a rating to the securities offered through this prospectus and the related prospectus supplement. The securities will not be issued unless they are rated in one of the four highest rating categories by at least one Rating Agency. The related prospectus supplement will set forth each rating assigned to your securities.

         A rating is not a recommendation to purchase, hold or sell securities and does not address market price or suitability for a particular investor. The ratings assigned to the securities will only address the likelihood of the payment of principal and interest on the securities according to their terms. We cannot assure you that a rating will remain for any given period of time or that a rating agency will not reduce or withdraw a rating in the future. A reduction or withdrawal of a rating assigned to the securities will adversely affect their market value.

                MATERIAL LEGAL ISSUES RELATING TO THE RECEIVABLES

SECURITY INTEREST IN THE RECEIVABLES

         The receivables are chattel paper as defined in the Uniform Commercial Code in effect in the State of North Carolina and the State of New York. Under the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. In order to protect a trust's ownership interest in its receivables, the seller will file UCC-1 financing statements with the appropriate governmental authorities in the State of North Carolina to give notice of the trust's ownership of its receivables and their proceeds. Under the sale and servicing agreement or the pooling and servicing agreement, the seller will be obligated to maintain the perfection of the trust's ownership interest in the receivables. A purchaser of chattel paper who gives new value and takes possession of the chattel paper in the ordinary course of its business has priority, however, over a security interest in the chattel paper which is perfected by filing UCC-1 financing statements, and not by possession by the original secured party, if the purchaser acts in good faith without knowledge that the chattel paper is subject to a security interest. A purchaser of the receivables would not be deemed to have knowledge that the receivables are subject to a security interest by virtue of the UCC-1 financing statements filed in favor of the trust and would not learn of the sale of the receivables to the trust from a review of the documents evidencing the receivables since those documents would not be marked to reflect the sale.

SECURITY INTERESTS IN THE FINANCED VEHICLES

         The receivables consist of installment sale contracts entered into with obligors for the purchase of motor vehicles. The contracts also constitute personal property security agreements that include grants of security interests in the financed vehicles under the UCC in the applicable jurisdiction. In general, perfection of a security interest in a motor vehicle is governed by the motor vehicle registration laws of the state in which the vehicle is located. In all states in which the receivables have been originated, a security interest in a motor vehicle is perfected by notation of the secured party's lien on the vehicle's certificate of title or by actual possession by the secured party of the vehicle's certificate of title, depending upon applicable state law. The practice of the seller is to note its lien on the certificate of title or to obtain possession of the certificate of title, as appropriate, under the laws of the state in which a financed vehicle is registered. The receivables prohibit the sale or transfer of the financed vehicles without the seller's consent.

         The seller will assign its security interests in the financed vehicles to the trust that purchases the related receivables. The certificates of title for the financed vehicles will not be amended to identify the trust as the new secured party, however, because of the related administrative burden and expense and because the seller will continue to service the receivables. As a result, the seller will continue to be named as the secured party on the certificates of title for the financed vehicles.

         In most states, an assignment of a security interest in a motor vehicle is effective to convey that security interest to the assignee without noting the assignment on the related certificate of title. In some states, however, an assignment of a security interest in a motor vehicle may not be effective to convey that security interest to the assignee unless the assignment is noted on the related certificate of title. If the trust does not obtain a perfected security interest in a financed vehicle because its interest is not noted on the related certificate of title or because the seller did not have a perfected security interest in the financed vehicle when it assigned that security interest to the trust, the only recourse of the trust as against third parties will be against the related obligor on an unsecured basis or, if the seller did not have a perfected security interest, against the seller under the seller's repurchase obligation. If the seller did not have a perfected security interest in a financed vehicle when it assigned that security interest to the trust, that security interest will be subordinate to holders of perfected security interests in the financed vehicle, among others, and subsequent purchasers of the financed vehicle would take possession free and clear of the security interest of the trust. In addition, the security interest of the trust could be subordinated or released as a result of fraud or forgery by a vehicle owner or administrative error by state recording officials.

         In most states, if a motor vehicle is moved to a state other than the state which issued the current certificate of title, a perfected security interest in the vehicle continues for four months after that move and thereafter until the owner re-registers the vehicle in the new state. In most states, the owner of a motor vehicle is required to surrender the related certificate of title to re-register the vehicle. As a result, if the owner of a financed vehicle attempts to re-register the vehicle in a new state, the seller will in most cases be required to surrender possession of the related certificate of title and will have the opportunity to re-perfect its security interest in the vehicle in the new state. In the case of a financed vehicle registered in a state which provides for notation of a lien but not possession of the certificate of title by the holder of a security interest in the vehicle, the seller will receive notice of surrender if the security interest in the vehicle is noted on the certificate of title and will have a similar opportunity to re-perfect. In states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. In the ordinary course of servicing its portfolio of motor vehicle installment sale contracts, the seller takes steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation of a motor vehicle. In addition, when an obligor under a receivable sells a financed vehicle, the seller must surrender possession of the certificate of title or will receive notice as a result of its lien noted on the certificate of title and, as a result, will have an opportunity to require satisfaction of the related receivable before release of the lien. Under the sale and servicing agreement or the pooling and servicing agreement, the servicer will be obligated to take such steps, at the servicer's expense, as are necessary to maintain perfection of the security interests in the financed vehicles.

         In many states, various possessory liens for repairs performed on a motor vehicle or for storage of a motor vehicle, as well as various rights arising from the use of a motor vehicle in connection with illegal activities, may take priority over an existing security interest in that vehicle, even if that security interest is perfected. In addition, various federal tax liens may have priority over a perfected security interest in a motor vehicle. The seller will represent and warrant in the sale and servicing agreement or the pooling and servicing agreement that, as of the cut-off date, it has no knowledge of any liens with respect to any financed vehicle that would be prior to or equal with the security interest granted under the related receivable. A prior or equal lien could arise at any time during the term of a receivable, however, and no notice will be given to the indenture trustee or the trustee if a prior or equal lien arises.

ENFORCEMENT OF SECURITY INTERESTS IN FINANCED VEHICLES

         The servicer, on behalf of each trust, may take action to enforce its security interest in a financed vehicle by repossession and resale of the vehicle. The actual repossession may be contracted out to third party contractors. The UCC and laws applicable in most states permit a creditor to repossess a motor vehicle securing a loan by voluntary surrender, self-help repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, judicial process. The UCC and consumer protection laws in most states place restrictions on repossession sales, however, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. In addition, various other statutory provisions, including federal and state bankruptcy and insolvency laws, and general equitable principles may limit or delay the ability of a creditor to repossess and resell collateral. If the servicer repossesses and resells a financed vehicle on behalf of a trust, the trust will be entitled to be paid out of the sale proceeds before those proceeds are applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or to the defaulting obligor.

         In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. In most cases, courts have upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to the consumers.

         The UCC and laws applicable in most states permit a creditor to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of a motor vehicle securing the debtor's loan. The laws applicable in some states impose limitations or prohibitions on deficiency judgments, however, and a number of other statutory provisions, including federal bankruptcy laws and related state laws, and general equitable principles may interfere with or affect the ability of a creditor to realize upon collateral or enforce a deficiency judgment. In addition, a defaulting obligor may not have sufficient assets to make the pursuit of a deficiency judgment worthwhile.

CONSUMER PROTECTION LAWS

         A number of federal and state consumer protection laws impose requirements on lenders and servicers in connection with extensions of credit and collections on retail installment loans. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, and other similar laws. In addition, a number of state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities on creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the receivables.

         The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission, most of the provisions of which are duplicated by the Uniform Consumer Credit Code, other state statutes or state common law, has the effect of subjecting a seller to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. Liability under the FTC rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due from the obligor. Most of the receivables will be subject to the requirements of the FTC rule. As a result, the trustee, as holder of the receivables, will be subject to any claims or defenses that the obligor of the related financed vehicle may assert against the seller of the vehicle. These claims, to the extent based on the FTC rule, are limited to a maximum liability equal to the amounts paid by the obligor on the receivable. Any claims not based on the FTC rule, such as assignee direct liability for Truth-In-Lending Act violations apparent on the face of the required disclosure statement, may not be so limited.

         The seller will represent and warrant in each sale and servicing agreement and each pooling and servicing agreement that each receivable complies with all requirements of law in all material respects. As a result, if an obligor has a claim against a trust for violation of any law and the claim materially and adversely affects the trust's interest in a receivable, the violation would constitute a breach of a representation and warranty under the sale and servicing agreement or the pooling and servicing agreement and would create an obligation of the seller to repurchase the related receivable, unless the breach were cured in a timely manner.

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

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material federal income tax consequences of the purchase, ownership and disposition of the notes and the certificates. This summary does not deal with all aspects of federal income taxation that may be relevant to holders in light of their personal investment circumstances. In addition, this summary does not purport to deal with federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of noteholders or certificateholders that are banks and other financial institutions, insurance companies, regulated investment companies, dealers in securities, tax-exempt organizations or persons holding the notes or the certificates as a hedge against currency risks or as a position in a straddle for tax purposes. In addition, unless otherwise specified in the prospectus supplement for a trust, this summary does not deal with holders other than original purchasers of the notes or the certificates. There are no cases or Internal Revenue Service rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates. As a result, the IRS may disagree with all or a part of the following discussion. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN AND ANY OTHER TAX CONSEQUENCES TO YOU OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES.

         The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, the Treasury regulations promulgated thereunder, current administrative rulings, judicial decisions and other applicable authorities, all of which are subject to change, possibly with retroactive effect. This summary is directed to beneficial owners who hold the notes or certificates as capital assets within the meaning of section 1221 of the Internal Revenue Code. Each trust will be provided with an opinion of Federal Tax Counsel regarding certain federal income tax matters discussed below. A legal opinion is not binding on the IRS or the courts, however, and no ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the trust, the notes, the certificates and related terms, parties and documents will be deemed to refer, unless otherwise specified, to each trust and the notes, certificates and related terms, parties and documents applicable to that trust.

         The prospectus supplement for each trust will specify whether a partnership election will be made for the trust or the trust will be treated as a grantor trust.

TRUSTS FOR WHICH A PARTNERSHIP ELECTION IS MADE

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

         Federal Tax Counsel will deliver its opinion that a trust for which a partnership election is made will not be an association or publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

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

         If a trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income on the receivables and could be reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax that is unpaid by the trust.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The seller will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Federal Tax Counsel will, except as otherwise provided in the related prospectus supplement, deliver its opinion that the notes will be classified as debt for federal income tax purposes. The following discussion assumes that this characterization of the notes is correct.

         ORIGINAL ISSUE DISCOUNT. The following discussion assumes that all payments on the notes are denominated in United States dollars, that the notes are not indexed securities or strip notes and that principal and interest is payable on the notes. In addition, the discussion assumes that the interest formula for the notes meets the requirements for qualified stated interest under Treasury regulations relating to original issue discount, and that any original issue discount on the notes, i.e., any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, i.e., 1/4% of their principal amount multiplied by the number of full years included in their term, all within the meaning of the original issue discount regulations. If these conditions are not satisfied with respect to the notes, additional tax considerations with respect to the notes will be disclosed in the related prospectus supplement.

         INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with original issue discount. The stated interest on a note will be taxable to the noteholder as ordinary interest income when received or accrued in accordance with the noteholder's regular method of tax accounting. Under the original issue discount regulations, a holder of a note issued with a de minimis amount of original issue discount must include that original issue discount in income, on a pro rata basis, as principal payments are made on the note. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Internal Revenue Code.

         A holder of a Short-Term Note may be subject to special rules. An accrual basis holder of a Short-Term Note, and certain cash method holders, including regulated investment companies, as set forth in section 1281 of the Internal Revenue Code, would, in general, be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid or, if earlier, upon the taxable disposition of the Short-Term Note. A cash basis holder of a Short-Term Note reporting interest income as it is paid may, however, be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under section 1282 of the Internal Revenue Code to accrue interest income on all non-government debt obligations with a term of

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

one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         SALE OR OTHER DISPOSITION. If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, original issue discount, including de minimis original issue discount, and gain previously included by the holder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by the holder with respect to the note. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Any capital gain recognized upon a sale, exchange or other disposition of a note will be long-term capital gain if the seller's holding period is more than one year and will be short-term capital gain if the seller's holding period is one year or less. The deductibility of capital losses is subject to certain limitations. You should consult your own tax advisors regarding the United States federal tax consequences to you of the sale, exchange or other disposition of a note.

         TAX CONSEQUENCES TO FOREIGN PERSONS. Interest payments made or accrued to a Foreign Person who is the beneficial owner of a note generally will be considered portfolio interest, and generally will not be subject to United States federal income tax and withholding tax, if:

         o the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Person;

         o the Foreign Person is not actually or constructively a 10% shareholder of the trust or the seller, including a holder of 10% of the outstanding certificates, a controlled foreign corporation with respect to which the trust or the seller is a related person within the meaning of the Internal Revenue Code or a bank receiving interest described in section 881(c)(3)(A) of the Internal Revenue Code; and

         o the indenture trustee or other person who is otherwise required to withhold United States tax with respect to the notes receives an appropriate statement, on IRS Form W-8 BEN or a similar form, signed under penalties of perjury, certifying that the beneficial owner of the note is a Foreign Person and providing the Foreign Person's name and address.

         If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the person required to withhold if the signed statement is accompanied by an IRS Form W-8 BEN, or a similar form, provided by the Foreign Person that beneficially owns the note. A partnership that is a Foreign Person may have additional reporting obligations.

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

         Payments of portfolio interest that are effectively connected with the conduct of a trade or business within the United States by a Foreign Person generally will not be subject to United States federal withholding tax, provided that the Foreign Person provides a properly executed IRS Form W-8 ECI, or a successor form, stating that the interest paid is not subject to withholding tax because it is effectively connected with the Foreign Person's conduct of a trade or business within the United States. If the interest is not portfolio interest, then it will be subject to withholding tax at a rate of 30%, unless the Foreign Person provides a properly executed IRS Form W-8 BEN, or a successor form, claiming an exemption from or reduction in withholding under the benefit of a tax treaty or an IRS Form W-8 ECI, or a successor form, stating that interest paid is not subject to withholding tax because it is effectively connected with the Foreign Person's conduct of a trade or business within the United States. If the interest is effectively connected income, the Foreign Person, although exempt from the withholding tax discussed above, will be subject to United States federal income tax on that interest at graduated rates.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Foreign Person will be exempt from United States federal income and withholding tax, provided that:

         o the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person; and

         o in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year and does not otherwise have a tax home within the United States.

         BACKUP WITHHOLDING. Each holder of a note, other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Certification of the registered owner's Foreign Person status would usually be made on an IRS Form W-8 BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. If a nonexempt noteholder fails to provide the required certification, the trust will be required to withhold 31% of the amount otherwise payable to the holder and to remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against the beneficial owner's United States federal income tax provided the required information had been furnished to the IRS. You should consult your own tax advisors regarding the withholding regulations.

         POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more classes of notes did not represent debt for federal income tax purposes, those classes of notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation, with potentially adverse tax consequences, and the publicly traded partnership taxable as a corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and most likely in the view of Federal Tax Counsel, the trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. If the notes were treated as equity interests in such a partnership, however, they would most likely be treated as guaranteed payments, which could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities, including pension funds, would be unrelated business taxable income, income to foreign holders generally would be subject to United States withholding tax and United States tax return filing requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses. If one or more classes of notes were treated as equity interests in a partnership, the consequences governing the certificates as equity interests in a partnership described below under " -- Tax Consequences to Holders of the Certificates" would apply to the holders of those classes of notes.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

         TREATMENT OF THE TRUST AS A PARTNERSHIP. The seller and the servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders, including the seller in its capacity as recipient of distributions from the reserve account, and the notes being debt of the related partnership. The proper characterization of the arrangement involving the trust, the certificates, the notes, the seller and the servicer is not clear, however, because there is no authority on transactions closely comparable to the transaction contemplated in this prospectus.

         A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the seller or the trust. That characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity interests in a partnership as described below. The following discussion assumes that the certificates represent equity interests in a partnership.

         INDEXED SECURITIES, ETC. The following discussion assumes that all payments on the certificates are denominated in United States dollars, that the certificates are not indexed securities or strip notes, that principal and interest are distributed on the certificates and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to the certificates, additional tax considerations with respect to the certificates will be disclosed in the related prospectus supplement.

         PARTNERSHIP TAXATION. As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account that holder's allocated share of income, gains, losses, deductions and credits of the trust. The trust's income will consist primarily of interest and finance charges earned on the receivables, including appropriate adjustments for market discount, original issue discount and bond premium, and any gain upon collection or disposition of receivables. The trust's deductions will consist primarily

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

of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of receivables.

         The tax items of a partnership are allocable to the partners in accordance with the Internal Revenue Code, Treasury regulations and the partnership agreement or, in this case, the trust agreement and related documents. The trust agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of:

         o the interest that accrues on the certificates in accordance with their terms for that month, including interest accruing at the applicable pass through rate for that month and interest on amounts previously due on the certificates but not yet distributed;

         o any trust income attributable to discount on the receivables that corresponds to any excess of the principal amount of the certificates over their initial issue price;

         o prepayment premium payable to the certificateholders for that month; and

         o any other amounts of income payable to the certificateholders for that month.

         The allocation of taxable income will be reduced by any amortization by the trust of premium on receivables that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the seller. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass through rate plus the other items described above even though the trust might not have sufficient cash to make current cash distributions of such amount. As a result, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay those taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust.

         All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account will constitute unrelated business taxable income generally taxable to such a holder under the Internal Revenue Code.

         An individual taxpayer's share of expenses of the trust, including fees to the servicer but excluding interest expense, would be miscellaneous itemized deductions. These deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust.

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

         The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that these calculations be made separately for each receivable, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

         DISCOUNT AND PREMIUM. Unless otherwise specified in the related prospectus supplement, the seller will represent that the receivables were not issued with original issue discount, and, therefore, the trust should not have original issue discount income. The purchase price paid by the trust for the receivables may, however, be greater or less than the remaining principal balance of the receivables at the time of purchase. If so, the receivables will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis but might be required to recompute it on a receivable-by-receivable basis.

         If the trust acquires the receivables at a market discount or premium, the trust will elect to include that discount in income currently as it accrues over the life of the receivables or to offset that premium against interest income on the receivables. As indicated above, a portion of the market discount income or premium deduction may be allocated to certificateholders.

         SECTION 708 TERMINATION. Under section 708 of the Internal Revenue Code, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under final Treasury regulations issued on May 9, 1997, if a termination occurs, the trust will be considered to have contributed the assets of the old partnership to a new partnership in exchange for interests in the new partnership. The interests would be deemed distributed to the partners of the old partnership in liquidation of the old partnership, which would not constitute a sale or exchange.

         DISPOSITION OF CERTIFICATES. In general, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust income and decreased by any distributions received with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of the certificate would include the holder's share of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in the certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of the aggregate tax basis to the certificates sold, rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

         Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to special reporting requirements. In order to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

         If a certificateholder is required to recognize an aggregate amount of income, not including income attributable to disallowed itemized deductions described above, over the life of the certificates that exceeds the aggregate cash distributions with respect to the certificates, that excess will generally give rise to a capital loss upon the retirement of the certificates.

         ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES. In general, the trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of the month. As a result, a holder purchasing certificates may be allocated tax items, which will affect its tax liability and tax basis, attributable to periods before the actual transaction.

         The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust might be reallocated among the certificateholders. The seller is authorized to revise the trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

         SECTION 754 ELECTION. In the event that a certificateholder sells its certificates at a profit or loss, the purchasing certificateholder will have a higher or lower basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust were to file an election under section 754 of the Internal Revenue Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make that election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for the certificates.

         ADMINISTRATIVE MATTERS. The trustee is required to keep or have kept complete and accurate books of the trust. The books will be maintained for financial reporting and tax purposes on an accrual basis, and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return on IRS Form 1065 with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below, and those such nominees will be required to forward that information to the beneficial owners of the certificates. In general, holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all inconsistencies.

         Under section 6031 of the Internal Revenue Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the certificates so held. The required information includes:

         o the name, address and taxpayer identification number of the nominee; and

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

         o as to each beneficial owner, the name, address and identification number of the beneficial owner, whether the beneficial owner is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of the foregoing, and certain information on certificates that were held, bought or sold on behalf of the beneficial owner throughout the year.

         In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

         The seller will be designated as the tax matters partner in the related trust agreement and, therefore, will be responsible for representing the certificateholders in any dispute with the IRS. The Internal Revenue Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. In general, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under certain circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.

         TAX CONSEQUENCES TO FOREIGN PERSONS. It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Foreign Persons because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the trust would be engaged in a trade or business in the United States for those purposes, the trust will withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to section 1446 of the Internal Revenue Code, as if such income were effectively connected to a United States trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust to change its withholding procedures. In determining a holder's withholding status, the trust may rely on IRS Form W-8 BEN, IRS Form W-9 or the holder's certification of non-foreign status signed under penalties of perjury.

         A foreign holder might be required to file a United States individual or corporate income tax return, including, in the case of a corporation, the branch profits tax, on its share of the trust's income. A foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on IRS Form W-8 BEN, or on a substantially identical form, in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust, taking the position that no taxes were due because the trust was not engaged in a United States trade or business. If and to the extent that interest payments made or accrued to a foreign holder are determined without regard to the income of the trust, however, those payments generally will be considered guaranteed payments. If interest payments are properly characterized as guaranteed payments, then the interest will not be considered portfolio interest. As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         BACKUP WITHHOLDING. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a backup withholding tax of 31% if, in general, the certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Internal Revenue Code. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against the beneficial owner's United States federal income tax provided the required information had been furnished to the IRS. You should consult your own tax advisors regarding the withholding regulations.

TRUSTS IN WHICH ALL CERTIFICATES ARE RETAINED BY THE SELLER OR AN AFFILIATE OF THE SELLER

TAX CHARACTERIZATION OF THE TRUST

         Federal Tax Counsel will deliver its opinion that a trust which issues one or more classes of notes to investors and all the certificates of which are retained by seller or an affiliate of the seller will not be an association or publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the trust agreement and related documents will be complied with, and on counsel's conclusions that the trust will constitute a mere security arrangement for the issuance of debt by the single certificateholder.

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The seller will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Federal Tax Counsel will, except as otherwise provided in the related prospectus supplement, advise the trust that the notes will be classified as debt for federal income tax purposes. Assuming this characterization of the notes is correct, the federal income tax consequences to noteholders described above under "TRUSTS FOR WHICH A PARTNERSHIP ELECTION IS MADE -- Tax Consequences to Holders of the Notes" would apply to the noteholders.

         POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more classes of notes did not represent debt for federal income tax purposes, those classes of notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation, with potentially adverse tax consequences, and the publicly traded partnership

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

taxable as a corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and more likely in the view of Federal Tax Counsel, the trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. If the notes were treated as equity interests in such a partnership, however, they would most likely be treated as guaranteed payments, which could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities, including pension funds, would be unrelated business taxable income, income to foreign holders generally would be subject to United States withholding tax and United States tax return filing requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of trust expenses. If one or more classes of notes were treated as equity interests in a partnership, the consequences governing the certificates as equity interests in a partnership described above under "TRUSTS FOR WHICH A PARTNERSHIP ELECTION IS MADE -- Tax Consequences to Holders of the Certificates" would apply to the holders of those classes of notes.

TRUSTS TREATED AS GRANTOR TRUSTS

TAX CHARACTERIZATION OF THE TRUST AS A GRANTOR TRUST

         If a partnership election is not made, Federal Tax Counsel will deliver its opinion that the trust will not be classified as an association taxable as a corporation and that the trust will be classified as a grantor trust under subpart E, part 1, subchapter J, chapter 1 of subtitle A of the Internal Revenue Code. In this case, owners of certificates issued by a grantor trust will be treated for federal income tax purposes as owners of a portion of the trust's assets as described below.

         CHARACTERIZATION. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the receivables in the trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with its method of accounting its pro rata share of the entire income from the receivables in the trust represented by the Grantor Trust Certificates, including interest, original issue discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges retained by the servicer. Under sections 162 and 212 of the Internal Revenue Code, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the servicer, provided that those amounts are reasonable compensation for services rendered to the trust. A Grantor Trust Certificateholder that is an individual, estate or trust will be entitled to deduct its share of expenses only to the extent those expenses plus all other section 212 expenses exceed 2% of its adjusted gross income. In addition, section 68 of the Internal Revenue Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of three percent of the excess of the individual's

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

adjusted gross income over that amount or 80% of the amount of itemized deductions otherwise allowable for the taxable year. In addition, a Grantor Trust Certificateholder, other than a corporation, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining its alternative minimum taxable income.

         A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the servicer, whichever is earlier. If the servicing fees paid to the servicer are deemed to exceed reasonable servicing compensation the amount of that excess could be considered as an ownership interest retained by the servicer, or any person to whom the servicer assigned for value all or a portion of the servicing fees, in a portion of the interest payments on the receivables. The receivables would then be subject to the stripped bond rules of the Internal Revenue Code discussed below.

         STRIPPED BONDS. If the servicing fees paid to the servicer are deemed to exceed reasonable servicing compensation, based on recent guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. In general, under recently issued Treasury regulations, if the discount on a stripped bond is larger than a de minimis amount, as calculated for purposes of the original issue discount rules, the stripped bond will be considered to have been issued with original issue discount. The original issue discount on a Grantor Trust Certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Certificate as to any purchaser will be equal to the price paid by the purchaser of the Grantor Trust Certificate. The stated redemption price of a Grantor Trust Certificate will be the sum of all payments to be made on the certificate other than qualified stated interest, if any. Based on the preamble to recently issued Treasury regulations, Federal Tax Counsel is of the opinion that, although the matter is not entirely clear, the interest income on the certificates at the sum of the pass through rate and the portion of the servicing fee rate that does not constitute excess servicing will be treated as qualified stated interest within the meaning of those regulations and that income will be so treated in the trustee's tax information reporting. The related prospectus supplement will disclose if Grantor Trust Certificates will be issued with greater than de minimis original issue discount.

         ORIGINAL ISSUE DISCOUNT ON STRIPPED BONDS. If the stripped bonds have more than a de minimis amount of original issue discount, the special rules of the Internal Revenue Code relating to original issue discount, currently sections 1271 through 1273 and section 1275 of the Internal Revenue Code, will be applicable to a Grantor Trust Certificateholder's interest in those receivables treated as stripped bonds. In general, a Grantor Trust Certificateholder that acquires an interest in a stripped bond issued or acquired with original issue discount must include in gross income the sum of the daily portions, determined as described below, of the original issue discount on such stripped bond for each day on which it owns a certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of original issue discount with respect to a stripped bond generally would be determined as follows. A calculation will be made of the portion of original

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

issue discount that accrues on the stripped bond during each successive monthly accrual period, or shorter accrual period in respect of the date of original issue or the final payment date. This will be done, in the case of each full monthly accrual period, by adding the present value of all remaining payments to be received on the stripped bond under the prepayment assumption used in respect of the stripped bonds and any payments received during the accrual period, and subtracting from that total the adjusted issue price of the stripped bond at the beginning of the accrual period. No representation is made that the stripped bonds will prepay at any prepayment assumption. The adjusted issue price of a stripped bond at the beginning of the first accrual period is its issue price, as determined for purposes of the original issue discount rules of the Internal Revenue Code. The adjusted issue price of a stripped bond at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of original issue discount allocable to that accrual period and reduced by the amount of any payment, other than qualified stated interest, made at the end of or during that accrual period. The original issue discount accruing during an accrual period will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under either an exact or approximate method set forth in the original issue discount regulations, or some other reasonable method, provided that the method is consistent with the method used to determine the yield to maturity of the stripped bonds.

         The method of calculating original issue discount described above will cause the accrual of original issue discount to either increase or decrease, but never below zero, in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the stripped bonds. Subsequent purchasers that purchase stripped bonds at more than a de minimis discount should consult their own tax advisors regarding the proper method to accrue original issue discount.

         MARKET DISCOUNT IF STRIPPED BOND RULES DO NOT APPLY. A Grantor Trust Certificateholder that acquires an undivided interest in receivables may be subject to the market discount rules of sections 1276 through 1278 of the Internal Revenue Code to the extent an undivided interest in a receivable is considered to have been purchased at a market discount. In general, the amount of market discount is equal to the excess of the portion of the principal amount of the receivable allocable to the holder's undivided interest over the holder's tax basis in that interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued. Investors should consult their own tax advisors regarding the application of those rules and the advisability of making any of the elections allowed under sections 1276 through 1278 of the Internal Revenue Code.

         The Internal Revenue Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Internal Revenue Code authorizes the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with original issue discount, the amount of market discount that accrues during any accrual period would be equal to the product of the total remaining market discount and a fraction, the numerator of which is the original issue discount accruing during the accrual period and the denominator of which is the total remaining original issue discount at the beginning of the accrual period. For Grantor Trust Certificates issued without original issue discount, the amount of market discount that accrues during any accrual period is equal to the product of the total remaining market discount and a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments, such as the Grantor Trust Certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing those instruments, the same prepayment assumption applicable to calculating the accrual of original issue discount will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

         A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the Grantor Trust Certificate. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If a holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         PREMIUM. The price paid for a Grantor Trust Certificate by a holder will be allocated to the holder's undivided interest in each receivable based on each receivable's relative fair market value, so that the holder's undivided interest in each receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in receivables at a premium may elect to amortize that premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on a Grantor Trust Certificate. The basis for a Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under section 171 of the Internal Revenue Code. A Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with

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

respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder acquires during the year of the election or thereafter.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should, if a receivable prepays in full, recognize a loss equal to the difference between the portion of the prepaid principal amount of the receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to the receivable. If a reasonable prepayment assumption is used to amortize the premium, it appears that the a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         On December 30, 1997, the IRS issued final regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to section 1272(a)(6) of the Internal Revenue Code. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. You should consult your own tax advisors regarding the possible application of these regulations.

         ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT. The original issue discount regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest based on a constant yield method. If this election were to be made with respect to a Grantor Trust Certificate with market discount, the Grantor Trust Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the Grantor Trust Certificateholder acquires during or after the year of the election. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.

         SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE. The sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the seller's adjusted basis in the Grantor Trust Certificate. The adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the original issue discount included in the seller's gross income with respect to the Grantor Trust Certificate and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. The gain or loss will be capital gain or loss to a seller for which a Grantor Trust Certificate is a capital asset within the meaning of section 1221 of the Internal Revenue Code and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period, currently more than twelve months.

         The Grantor Trust Certificates will be evidences of indebtedness within the meaning of section 582(c) (1) of the Internal Revenue Code, so that gain or loss recognized from the sale of

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

a Grantor Trust Certificate by a bank or a thrift institution to which that section applies will be treated as ordinary income or loss.

         TAX CONSEQUENCES TO FOREIGN PERSONS. In general, to the extent that a Grantor Trust Certificate evidences ownership in underlying receivables that were issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under section 1441 or 1442 of the Internal Revenue Code to a beneficial owner that is not a United States Person or to a Grantor Trust Certificateholder that is a Foreign Person, other than a qualified intermediary, a United States branch of a Foreign Person, or a withholding foreign partnership, holding on behalf of an owner that is not a United States Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the owner on the sale or exchange of a Grantor Trust Certificate also will be subject to federal income tax at the same rate. In general, the payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in receivables issued after July 18, 1984 by natural persons if the Grantor Trust Certificateholder complies with certain identification requirements, including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that the Grantor Trust Certificateholder is not a United States Person and providing the name and address of the Grantor Trust Certificateholder. Additional restrictions apply to receivables if the obligor is not a natural person in order to qualify for the exemption from withholding.

         BACKUP WITHHOLDING. The servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during that year such information as may be deemed necessary or desirable to assist the Grantor Trust Certificateholders in preparing their federal income tax returns or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 31% may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against the beneficial owner's United States federal income tax provided the required information had been furnished to the IRS. You should consult your own tax advisors regarding the withholding regulations.

TRUST FOR WHICH A FASIT ELECTION IS MADE

         The Small Business and Job Protection Act of 1996 added sections 860H through 860L to the Internal Revenue Code, which provide for a new type of entity for United States federal income tax purposes known as a financial asset securitization investment trust or FASIT. The FASIT provisions of the Internal Revenue Code became effective on September 1, 1997. On February 4, 2000, the IRS and the Treasury Department issued proposed regulations on FASITS. In general, the regulations will not be effective until final regulations are filed with the federal register. It appears, however, that various anti-abuse rules would apply as of February 4, 2000. As a result, definitive guidance cannot be provided with respect to many aspects of the tax treatment of the trust or the holders of FASIT regular interests. In addition, the qualification as a FASIT of any trust for which a FASIT election is made will depend on the trust's ability to satisfy the requirements of the FASIT provisions on an ongoing basis, including, without limitation, the requirements of any final Treasury regulations that may be promulgated in the future under the FASIT provisions or as a result of any change in applicable law.

         In general, the FASIT legislation will enable a trust to be treated as a pass-through entity not subject to United States federal entity-level income tax, except with respect to various prohibited transactions, and to issue securities that will be treated as debt for United States federal income tax purposes. If a FASIT election is made with respect to a trust, the related prospectus supplement will provide additional information on the FASIT provisions.

         THE FEDERAL TAX DISCUSSIONS SET FORTH ABOVE PROVIDE GENERAL INFORMATION ONLY AND MAY NOT APPLY TO YOUR TAX SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO YOU OF THE PURCHASE, OWNERSHIP OR DISPOSITION OF NOTES OR CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL OR FOREIGN TAX LAWS, AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

                              ERISA CONSIDERATIONS

         Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit a Plan, such as a pension, profit sharing or other employee benefit plan subject to ERISA, a plan described in Section 4975 of the Internal Revenue Code, such as an individual retirement account or a Keogh plan, or an entity whose underlying assets include plan assets by reason of a plan's investment in that entity or otherwise, from engaging in various transactions involving Plan assets with persons that are parties in interest under ERISA or disqualified persons under the Internal Revenue Code with respect to the Plan. In addition, some governmental plans, although not subject to ERISA or the Internal Revenue Code, are subject to federal, state or local laws that impose similar requirements. A violation of these prohibited transaction rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code or under federal, state or local laws that impose similar requirements for those persons.

         Depending on the relevant facts and circumstances, one or more prohibited transaction exemptions, including the following, may apply to the purchase, holding or sale of the securities issued by a trust:

         o PTCE 96-23, which exempts various transactions effected on behalf of a Plan by an in-house asset manager;

         o PTCE 95-60, which exempts various transactions between insurance company general accounts and parties in interest;

         o PTCE 91-38, which exempts various transactions between bank collective investment funds and parties in interest;

         o PTCE 90-1, which exempts various transactions between insurance company pooled separate accounts and parties in interest; or

         o PTCE 84-14, which exempts various transactions effected on behalf of a Plan by a qualified professional asset manager.

         We cannot assure you that any of these exemptions will apply with respect to a Plan's investment in the securities issued by a trust, or that any of these exemptions, if it did apply, would apply to all prohibited transactions that may occur in connection with that investment. In addition, these exemptions may not apply to transactions involved in the operation of a trust if, as described below, the assets of the trust were considered to include Plan assets.

         In general, pursuant to the Plan Assets Regulation, when a Plan acquires an equity interest in an entity, such as a trust, and that interest does not represent a publicly offered security or a security issued by an investment company registered under the Investment Company Act of 1940, as amended, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that the entity is an operating company or that equity participation in the entity by Plans is not significant. In general, an equity interest is defined under the Plan Assets Regulation as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The treatment in this context of the securities issued by a trust will be discussed in the related prospectus supplement.

         ERISA also imposes various duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification and the requirement that the Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Plan, and any person who provides investment advice for a fee with respect to Plan assets, is considered to be a fiduciary of the Plan. Each Plan fiduciary considering an investment in the securities issued by a trust should determine, among other factors, whether that investment is permitted under the documents governing the Plan, is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio and is prudent considering the factors discussed in this prospectus and the related prospectus supplement.

         Each Plan fiduciary must also determine whether the acquisition and holding by the Plan of the securities issued by a trust and the operation of the trust would result in prohibited transactions if the Plan were deemed to own an interest in the underlying assets of the trust under the rules discussed above. There may also be an improper delegation of the responsibility to manage Plan assets if a Plan that purchases the securities issued by a trust is deemed to own an interest in the underlying assets of the trust.

THE NOTES

         Unless otherwise specified in the related prospectus supplement, the notes issued by a trust may be purchased by a Plan. Each Plan fiduciary must determine that the purchase of a note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code. In addition, because the seller, an underwriter, the indenture trustee, the trustee or the servicer may benefit from a Plan's investment in the notes, the notes may not be purchased with the assets of a Plan if the seller, an underwriter, the indenture trustee, the trustee, the servicer or any of their affiliates:

         o has investment or administrative discretion with respect to those assets;

         o has authority or responsibility to give, or regularly gives, investment advice with respect to those assets for a fee and pursuant to an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to those assets and will be based on the particular investment needs for the Plan; or

         o unless PTCE 95-60, PTCE 90-1 or PTCE 91-38 applies, is an employer maintaining or contributing to the Plan.

         Employee benefit plans that are governmental plans, as defined in
Section 3(32) of ERISA, and various church plans, as defined in Section 3(33) of ERISA, are not subject to ERISA requirements. Any governmental or church plan which is qualified under Section 401(a) of the Internal Revenue Code and exempt from taxation under Section 501(a) of the Internal Revenue Code is, however, subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

         Each Plan fiduciary considering the purchase of the securities issued by a trust should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered Plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

THE CERTIFICATES

         In general, the certificates issued by a trust will be considered equity interests in the trust for purposes of the Plan Assets Regulation and, therefore, the assets of the trust will constitute Plan assets if the certificates are acquired by Plans. In such event, the fiduciary and prohibited transaction restrictions of ERISA and Section 4975 of the Internal Revenue Code would apply to transactions involving the assets of the trust. As a result, except in the case of certificates with respect to which the Exemption is available as described below, the certificates may not be transferred to a Plan or a person using Plan assets to acquire the certificates. Each transferee of certificates to which the Exemption is not applicable will be deemed to represent that the proposed transferee is not a Plan and is not acquiring the certificates on behalf of or with the assets of a Plan, including assets that may be held in an insurance company's separate or general accounts where assets in those accounts may be deemed Plan assets for purposes of ERISA.

         The United States Department of Labor has granted to the lead underwriter named in the prospectus supplement an exemption from some of the prohibited transaction rules of ERISA and the Internal Revenue Code with respect to the initial purchase, holding and subsequent resale by Plans of securities, including certificates, representing interests in asset-backed pass-through issuers, including trusts, that consist of various receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment sale contracts such as the receivables. The Exemption will apply to the acquisition, holding and resale of the certificates, and other securities of the issuer, by a Plan when various conditions, some of which are described below, are met.

         The Exemption sets forth several general conditions which must be satisfied for a transaction involving the purchase, holding or sale of securities to be eligible for exemptive relief:

         o the acquisition of the securities by a Plan is on terms, including the price for the securities, that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         o the rights and interests evidenced by the securities acquired by the Plan are not subordinated to the rights and interests evidenced by other securities of the issuer, unless the issuer holds only certain types of assets, such as fully secured motor vehicle installment loans;

         o the securities acquired by the Plan have received a rating at the time of the acquisition that is in one of the three or, if the issuer holds only certain types of assets, four highest generic rating categories from an Exemption Rating Agency;

         o the trustee is not an affiliate of any other member of the Restricted Group;

         o the sum of all payments made to the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities, the sum of all payments made to and retained by the seller pursuant to the sale of the receivables to the issuer represents not more than the fair market value of the receivables and the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the applicable agreement and reimbursement of the servicer's reasonable expenses in connection with those services;

         o the Plan investing in the securities is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act; and

         o for certain types of issuers, the documents establishing the issuer and governing the transaction include certain provisions intended to protect the assets of the issuer from creditors of the seller.

         The Exemption, as amended, extends exemptive relief to various mortgage-backed and asset-backed securities transactions that use pre-funding accounts and that otherwise meet the requirements of the Exemption. Obligations supporting payments to securityholders, and having a value equal to no more than 25% of the total principal amount of the securities being offered by the issuer, may be transferred to the issuer within the Pre-Funding Period, instead of being required to be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

         o    the Pre-Funding Limit must not exceed 25%;

         o all additional obligations must meet the same terms and conditions for eligibility as the original obligations used to create the issuer, which terms and conditions have been approved by an Exemption Rating Agency;

         o the transfer of additional obligations to the issuer during the Pre-Funding Period must not result in the securities to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the securities by the issuer;

         o solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the obligations held by the issuer at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the obligations transferred to the issuer on the closing date;

         o in order to insure that the characteristics of the additional obligations are substantially similar to the original obligations which were transferred to the issuer, the characteristics of the additional obligations must be monitored by an insurer or other credit support provider that is independent of the seller or an independent accountant retained by the seller must provide the seller with a letter, with copies provided to each Exemption Rating Agency rating the certificates, the related underwriter and the related trustee, stating whether or not the characteristics of the additional obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement or trust agreement, and in preparing the letter, the independent accountant must use the same type of procedures as were applicable to the obligations transferred to the issuer as of the closing date;

         o the Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier in some circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an event of default occurs;

         o amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in various permitted investments;

         o the related prospectus or prospectus supplement must describe any pre-funding account and/or capitalized interest account used in connection with a pre-funding account, the duration of the Pre-Funding Period and the percentage and/or dollar amount of the Pre-Funding Limit for the issuer and the amounts remaining in the pre-funding account at the end of the Pre-Funding Period must be remitted to securityholders as repayments of principal; and

         o the related pooling and servicing agreement or trust agreement must describe the permitted investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus supplement, the terms and conditions for eligibility of additional obligations.

         The Exemption also provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when a Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables on which the fiduciary or its affiliate is an obligor if, among other requirements:

         o in the case of the acquisition of securities in connection with the initial issuance, at least 50% of the each class of securities in which Plans invest and at least 50% of the issuer's securities in the aggregate are acquired by persons independent of the Restricted Group;

         o the fiduciary or its affiliate is an obligor with respect to no more than 5% of the fair market value of the obligations contained in the trust;

         o the Plan's investment in each class of securities of the issuer does not exceed 25% of all securities of that class outstanding at the time of the acquisition; and

         o immediately after the acquisition, no more than 25% of the assets of any Plan with respect to which the fiduciary has discretionary authority or renders investment advice are invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

         This exemptive relief does not apply to Plans sponsored by a member of the Restricted Group.

         The rating of a security may change. If a class of securities is no longer rated at least BBB- or Baa3, the securities of that class will no longer be eligible for relief under the Exemption and, consequently, may not be purchased by or sold to a Plan. A Plan that purchases a security when the security has an investment-grade rating will not be required by the Exemption to dispose of the security if the rating of the security declines below BBB- or Baa3.

         Each Plan fiduciary which proposes to cause a Plan to purchase securities should consult with counsel concerning the impact of ERISA and the Internal Revenue Code, the effect of the Plan Assets Regulation, the applicability of the Exemption, as amended, and the potential consequences of the purchase prior to making the purchase. In addition, each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

SPECIAL CONSIDERATIONS APPLICABLE TO INSURANCE COMPANY GENERAL ACCOUNTS

         Each Plan fiduciary or other person considering the purchase of certificates on behalf of an insurance company general account also should consult their legal advisors regarding the effect of John Hancock Mutual Life Ins. Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), and the general account regulations promulgated by the DOL. In John Hancock, the United States Supreme Court held that, under some circumstances, assets held in an insurance company's general account may be deemed to be assets of Plans that were issued policies supported by that general account.

         The Small Business Job Protection Act of 1996 added a new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and the Code. This new section provides that assets underlying general account policies issued on or before December 31, 1998 will not be considered assets of a Plan to the extent the criteria set forth in DOL regulations are satisfied. This new section also requires the DOL to issue regulations establishing those criteria. On January 5, 2000, the DOL published final regulations, called the general account regulations, for this purpose. The general account regulations are not generally applicable until July 5, 2001. The general account regulations provide that, if a Plan holds a policy issued by an insurance company on or before December 31, 1998 which is supported by assets of the insurance company's general account, the assets of the Plan will include the policy but not the underlying assets of the general account to the extent the requirements set forth in the general account regulations are satisfied. The general account regulations do not apply to any general account policies issued after December 31, 1998. The general account regulations should not adversely affect this applicability of PTCE 95-60.

                              PLAN OF DISTRIBUTION

         The seller may sell notes and/or certificates, or cause the related trust to sell notes and/or certificates, through one or more underwriters or dealers, directly to one or more purchasers or through agents. If underwriters are used in the sale of securities, the seller will agree to sell, or cause the related trust to sell, to the underwriters named in the related prospectus supplement the notes and/or certificates of the trust specified in an underwriting agreement. Each of the underwriters will severally agree to purchase the principal amount of each class of notes and/or certificates of the related trust set forth in the related prospectus supplement and the underwriting agreement.

         Each prospectus supplement will either:

         o set forth the price at which each class of notes and/or certificates, as the case may be, being offered by the prospectus supplement will be offered to the public and any concessions that may be offered to dealers participating in the offering of the notes and/or certificates; or

         o specify that the related notes and/or certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of sale.

         After the initial public offering of any notes and/or certificates, the public offering prices and dealer concessions may be changed.

         The seller will indemnify the underwriters of securities against various civil liabilities, including liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect of those liabilities. Dealers and agents may also be entitled to indemnification and contribution with respect to those liabilities.

         Each trust may, from time to time, invest the funds in its trust accounts in investments acquired from the underwriters or agents or from the seller.

         The closing of the sale of any class of securities issued by a trust and subject to an underwriting agreement will be conditioned on the closing of the sale of all other classes of securities of that trust, some of which may not be registered or may not be publicly offered.

         The place and time of delivery for the securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

                                 LEGAL OPINIONS

         Certain legal matters relating to the securities of any trust will be passed upon for the seller by McGuireWoods LLP, Richmond, Virginia, and for the underwriters by Brown & Wood, LLP, New York, New York.

                                GLOSSARY OF TERMS

         The following defined terms are used in this prospectus and the accompanying prospectus supplement.

         "Advances" means, with respect to any delinquent receivable and any payment date, the excess of:

         o the product of the principal balance of that receivable as of the first day of the related Collection Period and one-twelfth of its contract rate of interest; over

         o the interest actually received by the servicer with respect to that receivable from the obligor or from the payment of the Purchase Amount during or with respect to that Collection Period.

         "Collection Period" means, with respect to each trust, the period specified in the related prospectus supplement with respect to calculating payments and proceeds of the related receivables.

         "Controlling Class" means, with respect to each trust that issues notes, the class or classes of notes designated as such in the related prospectus supplement.

         "Defaulted Receivable" means a receivable that the servicer determines is unlikely to be paid in full, that is 120 or more days delinquent as of the end of a calendar month or that has been held in repossession inventory for more than 90 days.

         "Definitive Securities" means, with respect to any class of notes or certificates, as applicable, securities issued in fully-registered, certificated form to the related noteholders or certificateholders, as applicable, or to their respective nominees, rather than to DTC or its nominee.

         "Eligible Deposit Account" means:

         o    a segregated account with an Eligible Institution; or

         o a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States, or any one of the states of the United States or the District of Columbia, or any domestic branch of a foreign bank, having corporate trust powers and acting as trustee for funds deposited in the account, so long as any of the securities of the depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

         "Eligible Institution" means:

         o the corporate trust department of the indenture trustee or the related trustee, as applicable; or

         o a depository institution organized under the laws of the United States, or any one of the states of the United States or the District of Columbia, or any domestic branch of a foreign bank, which has either a long-term unsecured debt rating acceptable to the Rating Agencies or a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and whose deposits are insured by the FDIC.

         "Exemption" means, with respect to any trust, the exemption granted to the lead underwriter named in the related prospectus supplement by the DOL and described under "ERISA Considerations" in this prospectus.

         "Exemption Rating Agency" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service or Fitch, Inc.

         "FDIA" means the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

         "Federal Tax Counsel" means the special federal tax counsel to each trust specified in the related prospectus supplement.

         "Foreign Person" means a nonresident alien, foreign corporation or other non-United States Person.

         "Grantor Trust Certificateholder" means the beneficial owner of a Grantor Trust Certificate.

         "Grantor Trust Certificate" means a certificate issued by a trust that is treated as a grantor trust.

         "Permitted Investments" means:

         o direct obligations of, and obligations fully guaranteed as to timely payment by, the United States or its agencies;

         o demand deposits, time deposits, certificates of deposit or bankers' acceptances of various depository institutions or trust companies having the highest rating from each Rating Agency rating the notes or certificates of the related trust;

         o commercial paper having, at the time of investment, a rating in the highest rating category from each Rating Agency rating the notes or certificates of the related trust;

         o investments in money market funds having the highest rating from each Rating Agency rating the notes or certificates of the related trust;

         o repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or its agencies, in either case entered into with a depository institution or trust company having the highest rating from each Rating Agency rating the notes or certificates of the related trust; and

         o any other investment acceptable to each Rating Agency rating the notes or certificates of the related trust.

         "Plan" means:

         o any employee benefit plan as defined in Section 3(3) of ERISA that is subject to ERISA or to federal, state or local laws that impose requirements similar to ERISA;

         o any plan described in Section 4975(e)(1) of the Internal Revenue Code, including individual retirement accounts and Keogh plans; or

         o any entity whose underlying assets include plan assets by reason of a plan's investment in that entity or otherwise, including, without limitation, as applicable, an insurance company general account.

         "Plan Assets Regulation" means the plan assets regulation, 29 C.F.R.
Section 2510.3-101, issued by the DOL.

         "Pre-Funding Limit" means, with respect to the Exemption, the ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered.

         "Pre-Funding Period" means, with respect to the Exemption, a 90-day or three-month period following the closing date during which, subject to various conditions, additional obligations may be transferred to the trust.

         "PTCE" means a Prohibited Transaction Class Exemption under ERISA.

         "Purchase Amount" means, with respect to any receivable, the price at which the seller or the servicer must purchase the receivable from the related trust, which price is equal to the unpaid principal balance of the receivable plus accrued and unpaid interest on the receivable to the date of purchase.

         "Rating Agency" means, with respect to any trust, a nationally recognized rating agency providing, at the request of the seller, a rating on the securities issued by the trust.

         "Restricted Group" means, with respect to the Exemption and any issuer, the seller, any related underwriter, any related trustee, the servicer, any insurer of the issuer, any obligor with respect to the receivables held by the trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust, any counterparty to a permitted notional principal or swap agreement and any affiliate of these parties.

         "Short-Term Note" means a note that has a fixed maturity date of not more than one year from the date of its issuance.

         "United States Person" means, in general, a person that is for United States federal income tax purposes a citizen or resident of the United States, a corporation or partnership, including an entity treated as a corporation or partnership for United States federal income tax purposes, created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         All global securities will initially be issued in book-entry form. Investors may hold global securities through DTC in the United States or through Clearstream or the Euroclear system in Europe. All global securities will be tradable as home market instruments in both the European and United States domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         INITIAL SETTLEMENT OF THE GLOBAL SECURITIES. All global securities will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their customers or participants through their respective depositaries, which in turn will hold those positions in accounts as DTC participants.

         Investors electing to hold their global securities through DTC will follow the settlement practices that apply to United States corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures that apply to conventional eurobonds, except that there will be no temporary global security and no lock-up or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Except as required by law, none of the administrator, if any, the related trustee or the related indenture trustee, if any, will have any liability for any aspect of the records relating to payments made on account of beneficial ownership interests of the securities of any trust held by DTC's nominee, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         SECONDARY MARKET TRADING OF THE GLOBAL SECURITIES. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to United States corporate debt obligations in same-day funds.

         Trading between Clearstream participants and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Clearstream or Euroclear purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to

Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day, European time, and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

         Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing this is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, participants may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective depositary for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

         Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct the respective depositary, as appropriate, to deliver the securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day when settlement occurred in New York. Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         o borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts in accordance with the clearing system's customary procedures;

         o borrowing the global securities in the United States from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

         MATERIAL UNITED STATES FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of global securities holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the United States, will be subject to the 30% United States withholding tax that usually applies to payments of interest, including original issue discount, for registered debt issued by United States Persons unless:

         o each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the United States entity required to withhold tax complies with applicable certification requirements; and

         o the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-United States Persons (IRS Form W-8 BEN). Beneficial owners of global securities that are non-United States Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 BEN, Certificate of Foreign Status of Beneficial

Ownership for United States Tax Withholding. If the information shown on Form W-8 BEN changes, a new Form W-8 BEN must be filed within 30 days of that change.

         Exemption for non-United States Persons with effectively connected income (IRS Form W-8 ECI). A non-United States Person, including a non-United States corporation or bank with a United States branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8 ECI, Certificate of Foreign Persons Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

         Exemption or reduced rate for non-United States Persons resident in treaty countries (IRS Form W-8 BEN). Non-United States Persons that are beneficial owners of global securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8 BEN.

         Exemption for United States Person (IRS Form W-9). United States Persons can obtain a complete exemption from the withholding tax by filing Form W-9, Payer's Request for Taxpayer Identification Number and Certification.

         United States Federal Income Tax Reporting Procedure. The beneficial owner of a global security files by submitting the appropriate form to the person through whom he holds, which person would be the clearing agency in the case of persons holding directly on the books of the clearing agency.

         Form W-8 BEN, if furnished with a United States taxpayer identification number, will remain in effect until the status of the beneficial owner changes or a change in circumstances makes any information in the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on IRS Form 1042-S. Form W-8 BEN, if furnished without a taxpayer identification number, and Form W-8 ECI will remain in effect for a period beginning on the date on which the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information in the form incorrect.

         THIS SUMMARY DOES NOT DEAL WITH ALL ASPECTS OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING THAT MAY BE RELEVANT TO FOREIGN HOLDERS OF GLOBAL SECURITIES. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR HOLDING AND DISPOSING OF GLOBAL SECURITIES.

               SUBJECT TO COMPLETION, DATED [____________], 20[__]

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED [____________], 20[__])

                                 $[____________]
                      WACHOVIA AUTO OWNER TRUST 20[__]-[__]
                                     Issuer

                               WACHOVIA BANK, N.A.
                               Seller and Servicer

---------------------------------------       THE TRUST WILL ISSUE THE
BEFORE YOU PURCHASE THE SECURITIES,           FOLLOWING SECURITIES:
BE SURE TO READ THE RISK FACTORS
BEGINNING ON PAGE S-[__] OF THIS                                       Principal    Interest   Final Scheduled
PROSPECTUS SUPPLEMENT AND THE RISK                                       Amount       Rate      Payment Date
FACTORS SET FORTH IN THE ACCOMPANYING                                  ---------    --------   ---------------
PROSPECTUS.                                   Class A-1 Notes.......
                                              Class A-2 Notes.......
The securities are not deposits, and          Class A-3 Notes.......
neither the securities nor the                Class A-4 Notes.......
underlying motor vehicle installment          Certificates..........
sale contracts are insured or guaranteed      -----------
by the FDIC or any other governmental         o    The trust will pay principal
authority.                                         and interest on the securities
                                                   on the [15]th day of each
The securities represent obligations of            month or, if that day is not a
or interests in the trust only and do              business day, on the following
not represent obligations of or                    business day, beginning
interests in Wachovia Bank, N.A. or any            [____________], 20[__].
of its affiliates.
                                              o    In general, the trust will pay
This prospectus supplement may be used             principal on each class of
to offer and sell the securities only if           securities sequentially based
accompanied by the prospectus.                     on the final scheduled payment
---------------------------------------            date for that class, beginning
                                                   with the class A-1 notes and
                                                   ending with the certificates.

                                              o    The certificates are
                                                   subordinated to the notes.

                                              THE UNDERWRITERS ARE OFFERING THE
                                              FOLLOWING SECURITIES BY THIS
                                              PROSPECTUS SUPPLEMENT:

                                                                       Initial Public    Underwriting   Proceeds to the
                                                                     Offering Price (1)    Discount      Seller (1)(2)
                                                                     ------------------    --------      -------------
                                              Per Class A-1 Note.....
                                              Per Class A-2 Note.....
                                              Per Class A-3 Note.....
                                              Per Class A-4 Note.....
                                              Per Certificate........
                                              Total..................
                                              -------------
                                              (1)  The price of the securities
                                                   will also include interest
                                                   accrued on the securities, if
                                                   any, from [____________],
                                                   20[__].

                                              (2)  The proceeds to the seller
                                                   will be reduced by expenses
                                                   payable by the seller, which
                                                   expenses are estimated to be
                                                   $[____________].

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITERS]

                     The date of this prospectus supplement
                            is [____________], 20[__]

                                TABLE OF CONTENTS

READING THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS...........S-1

SUMMARY......................................................................S-2

RISK FACTORS.................................................................S-8

THE TRUST...................................................................S-15

   Limited Purpose and Limited Assets.......................................S-15
   Capitalization of the Trust..............................................S-15
   The Owner Trustee........................................................S-16

THE RECEIVABLES.............................................................S-16

   Selection Criteria.......................................................S-16
   Pool Characteristics.....................................................S-17
   Delinquency and Loss Experience..........................................S-19

HOW YOU CAN COMPUTE YOUR PORTION OF THE
AMOUNT OUTSTANDING ON THE NOTES OR THE CERTIFICATES.........................S-22


MATURITY AND PREPAYMENT CONSIDERATIONS......................................S-23

   Weighted Average Life of the Securities..................................S-24

DESCRIPTION OF THE NOTES....................................................S-29

   Interest Payments........................................................S-29
   Principal Payments.......................................................S-29
   Optional Prepayment......................................................S-30

DESCRIPTION OF THE CERTIFICATES.............................................S-31

   Interest Distributions...................................................S-31
   Principal Distributions..................................................S-31
   Subordination of Certificates............................................S-31
   Optional Prepayment......................................................S-32

SOURCES AND APPLICATION OF AVAILABLE FUNDS..................................S-32

   Sources of Available Funds...............................................S-32
   Application of Available Funds...........................................S-33

DESCRIPTION OF THE SALE AND SERVICING AGREEMENT.............................S-34

   Trust Accounts...........................................................S-34
   Servicing Compensation...................................................S-34
   Rights Upon Event of Servicing Termination...............................S-35
   Waiver of Past Events of Servicing Termination...........................S-35
   Deposits to the Collection Account.......................................S-35
   Reports to the Trustee...................................................S-35
   Reserve Account..........................................................S-36

MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................................S-37

STATE TAX CONSEQUENCES......................................................S-37

ERISA CONSIDERATIONS........................................................S-38

   The Notes................................................................S-38
   The Certificates.........................................................S-38

UNDERWRITING................................................................S-39

LEGAL OPINIONS..............................................................S-41

GLOSSARY OF TERMS...........................................................S-42

                     READING THIS PROSPECTUS SUPPLEMENT AND

                           THE ACCOMPANYING PROSPECTUS

         We provide information about your securities in two separate documents that offer varying levels of detail:

          o the accompanying prospectus provides general information, some of which may not apply to your securities; and

          o this prospectus supplement provides specific information about the terms of your securities.

         You must read both this prospectus supplement and the accompanying prospectus in their entirety to understand fully the structure and terms of your securities. If the information in this prospectus supplement varies from the information in the accompanying prospectus, you should rely on the information in this prospectus supplement.

         You should rely only on the information contained in, or incorporated by reference into, this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with additional or different information.

         We include in this prospectus supplement and the accompanying prospectus cross-references to sections in those documents where you can find further related discussions. You should refer to the table of contents in the front of each document to locate the referenced sections.

         We include in this prospectus supplement and the accompanying prospectus a number of capitalized terms. You should refer to the glossary of defined terms on page S-[__] of this prospectus supplement and the glossary of defined terms on page [__] of the accompanying prospectus for the definitions of these capitalized terms.

         As used in this prospectus supplement, the term "we" refers to Wachovia Bank, N.A.

--------------------------------------------------------------------------------
                                     SUMMARY

         This summary describes the main terms of your securities. This summary does not contain all of the information that may be important to you and does not describe all of the terms of your securities. You will need to read both this prospectus supplement and the accompanying prospectus in their entirety to understand fully the structure and terms of your securities.

THE ISSUER

Wachovia Auto Owner Trust 20[__]-[__], a Delaware [common law] [statutory] business trust referred to in this prospectus supplement as the trust, will issue the securities.

THE SELLER AND THE SERVICER

Wachovia Bank, N.A., a national banking association referred to in this prospectus supplement as the bank, will sell a pool of motor vehicle installment sale contracts to the trust and will service the contracts on behalf of the trust.

THE OWNER TRUSTEE

[_______________], a [_______________], will serve as trustee with respect to the certificates.

THE INDENTURE TRUSTEE

[_______________], a [_______________], will serve as trustee with respect to the notes.

CLOSING DATE

The trust expects to issue the securities on or about [____________], 20[__].

PAYMENT DATES

The trust will pay principal and interest on the securities on the [15]th day of each month or, if that day is not a business day, on the following business day, beginning [____________], 20[__]. On each payment date, the trust will pay principal and interest to the holders of the securities as of the related record date.

RECORD DATES

The record date with respect to any payment date will be the day immediately preceding that payment date or, if the securities have been issued in fully-registered, certificated form, the last day of the preceding month.

CUT-OFF DATE

The cut-off date with respect to the trust will be [____________], 20[__].

THE TRUST PROPERTY

The property of the trust will consist of the following:

o a pool of motor vehicle installment sale contracts originated by dealers for assignment to the bank and secured by new and used motor vehicles, which contracts are referred to in this prospectus supplement as the receivables;

o all collections received on the receivables after the close of business on the cut-off date, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

o        the security interests in the financed vehicles;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o the proceeds, if any, from claims on or refunds of premiums with respect to the theft, physical damage, credit life or credit disability insurance policies, if any, covering the financed vehicles or the related obligors;

o all amounts on deposit from time to time in the accounts maintained for the trust other than the net investment income, if any, earned from the reinvestment of amounts on deposit in the collection account; and

o        the other property described in this prospectus supplement.

For a further discussion of the receivables and the other property supporting the securities, see "The Receivables" in this prospectus supplement.

POOL CHARACTERISTICS

The receivables will have the following characteristics as of the closing date:

-----------------------------------------------------
o    Aggregate Outstanding
     Principal Balance.........
-----------------------------------------------------
o    Number of
     Receivables...............
-----------------------------------------------------
o    Average Outstanding
     Principal Balance.........
-----------------------------------------------------
o    Average Original
     Amount Financed...........
-----------------------------------------------------
o    Original Amount
     Financed (Range)..........
-----------------------------------------------------
o    Weighted Average
     Contract Rate.............
-----------------------------------------------------
o    Contract Rate
     (Range)...................
-----------------------------------------------------
o    Weighted Average
     Original Term.............
-----------------------------------------------------
o    Original Term
     (Range)...................
-----------------------------------------------------
o    Weighted Average
     Remaining Term............
-----------------------------------------------------
o    Remaining Term (Range)....
-----------------------------------------------------
For a further discussion of the characteristics of the receivables, see "The Receivables -- Pool Characteristics" in this prospectus supplement.

INTEREST PAYMENTS

In general, the trust will pay interest on the class A-1 notes on each payment date in an amount equal to the product of:

o    the class A-1 interest rate;

o a fraction, the numerator of which is the actual number of days in the preceding interest accrual period and the denominator of which is 360; and

o the outstanding principal balance of the class A-1 notes as of the close of business on the preceding payment date, or, in the case of the first payment date, as of the close of business on the closing date.

The class A-1 notes will accrue interest from and including each payment date, or, in the case of the first payment date, from and including the closing date, to but excluding the following payment date.

The trust will pay interest on the class A-2 notes, the class A-3 notes, the class A-4 notes and the certificates on each payment date in an amount equal to the product of:

o    the interest rate applicable to that class;

o a fraction, the numerator of which is 30, or, in the case of the first payment date, [__], and the denominator of which is 360; and

o the outstanding principal balance of that class as of the close of business on the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     preceding payment date, or, in the case of the first payment date, as of the close of business on the closing date.

Any interest not paid on a payment date will be payable on the following payment date, together with additional interest on the unpaid amount at the interest rate applicable to the related class.

PRINCIPAL PAYMENTS

In general, the trust will pay principal on each class of notes sequentially based on the final scheduled payment date for that class, beginning with the class A-1 notes and ending with the class A-4 notes, and will not pay principal on any class of notes until each class with an earlier final scheduled payment date has been paid in full. The trust will not pay principal on the certificates until the notes have been paid in full.

In general, the trust will pay principal to the noteholders or the certificateholders, as applicable, on each payment date in an amount equal to the sum of:

o the principal collections received on the receivables during the preceding collection period; plus

o the aggregate principal balance, net of liquidation proceeds applied as principal collections, of all receivables that became defaulted receivables during the preceding collection period.

The principal balance of each class of securities will be payable in full on the final scheduled payment date for that class.

APPLICATION OF AVAILABLE FUNDS

On each payment date, the trust will apply the available collections received on the receivables during the preceding collection period, other than collections applied to reimburse servicer advances, and all amounts withdrawn from the reserve account on that payment date to make the following payments in the following order of priority:

(1) an amount equal to the monthly servicing fee for that payment date, plus any unpaid monthly servicing fees for previous payment dates, will be paid to the servicer;

(2) an amount equal to the interest due to the noteholders on that payment date, plus any unpaid note interest for previous payment dates, will be paid to the noteholders;

(3) an amount equal to the interest due to the certificateholders on that payment date, plus any unpaid certificate interest for previous payment dates, will be paid to the certificateholders; provided, however, that, if the notes have been accelerated following an event of default under the indenture, this payment will not be made until the notes have been paid in full;

(4) an amount equal to the principal due on that payment date will be applied to pay principal to the noteholders, sequentially to the class of notes with the earliest final scheduled payment date, until the notes have been paid in full and then will be applied to pay principal to the certificateholders until the certificates have been paid in full; provided, however, that, if the notes have been accelerated following an event of default under the indenture, any funds remaining after payment of the amounts described in clause (2) above will be applied to pay principal to the

--------------------------------------------------------------------------------
         holders of each class of notes, pro rata based on the outstanding principal balance of each class of notes, until the notes have been paid in full and then will be applied to pay principal to the certificateholders until the certificates have been paid in full;

(5) if that payment date is the final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full, after payment of the amounts described in clause (4) above, will be applied to pay principal to the holders of that class;

(6) the amount, if any, necessary to increase the amount on deposit in the reserve account to the required amount will be deposited into the reserve account; and

(7)      the amount remaining, if any, will be paid to the seller.

For a further discussion of the sources and application of available funds on each payment date, see "Sources and Application of Available Funds" in this prospectus supplement.

CREDIT ENHANCEMENT

The credit enhancement for the notes will be the subordination of the certificates and the reserve account. The credit enhancement for the certificates will be the reserve account.

The certificateholders will not receive interest payments on any payment date until the noteholders have received all interest payments required to be made to the noteholders on that payment date. If the notes have been accelerated following an event of default under the indenture, the certificateholders will not receive interest payments on any payment date until the notes have been paid in full.

The certificateholders will not receive principal payments on any payment date until the notes have been paid in full.

For a further discussion of the subordination of the certificates, see "Sources and Application of Available Funds" in this prospectus supplement.

The servicer will establish with the indenture trustee, for the benefit of the securityholders, a reserve account into which excess collections on the receivables will be deposited and from which amounts may be withdrawn to make required payments on the notes and the certificates. The seller will cause $[____________] to be deposited into the reserve account on the closing date.

For a further discussion of the reserve account, see "Description of the Sale and Servicing Agreement -- Reserve Account" in this prospectus supplement.

OPTION TO PURCHASE

The servicer will have the option to purchase the receivables on any payment date on or after which the aggregate principal balance of the receivables has declined to [__]% or less of the aggregate principal balance of the receivables as of the close of business on the cut-off date. The purchase price will equal the aggregate principal balance of the receivables plus accrued and unpaid interest on the receivables to the date of purchase at the weighted average interest rate borne by the securities. If the servicer purchases the receivables, the trust will apply the purchase price to prepay the securities in full.

We expect that the class A-4 notes and the certificates will be the only securities outstanding on the first payment date on which the servicer will have the option to purchase the receivables.

SERVICING COMPENSATION

The servicer will be entitled to receive on each payment date a servicing fee equal to 1/12 of 1.00% of the outstanding principal balance of the receivables as of the first day of the preceding collection period and the net investment income, if any, earned during the preceding collection period from the reinvestment of amounts on deposit in the collection account. In addition, the servicer will be entitled to retain as supplemental servicing compensation any late fees and other administrative fees and expenses collected with respect to the receivables.

SECURITY RATINGS

It is a condition to the issuance of the securities that:

o [the class A-1 notes be rated in the highest short-term category by at least [two] nationally recognized statistical rating organizations];

o [the class A-2 notes, the class A-3 notes and the class A-4 notes] be rated in the [highest] long-term category by at least [two] nationally recognized statistical rating organizations; and

o the certificates be rated "[____]" or its equivalent by at least [two] nationally recognized statistical rating organizations.

A rating is not a recommendation to purchase, hold or sell securities and does not address market price or suitability for a particular investor.

MINIMUM DENOMINATIONS

The notes will be issued in minimum denominations of $[1,000] and integral multiples of $[1,000].

The certificates will be issued in minimum denominations of $[1,000] and integral multiples of $[1,000].

LEGAL INVESTMENT

[The class A-1 notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.]

REGISTRATION, CLEARANCE AND SETTLEMENT

[The notes will be issued in book-entry form and may be held through DTC in the United States or through Clearstream or the Euroclear system in Europe.]

[The certificates will be issued in book-entry form and may be held through DTC.]

TAX STATUS

McGuireWoods LLP will deliver its opinion that for federal income tax purposes:

o        the notes will be characterized as debt; and

o the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

If you purchase notes, you will agree by your purchase that you will treat the notes as indebtedness for federal income tax purposes.

If you purchase certificates, you will agree by your purchase that you will treat the trust as a partnership in which the certificateholders are partners for federal income tax purposes. The certificates may not be purchased by persons who are not United States persons for federal income tax purposes.

For a further discussion of the application of federal tax laws to the notes or the certificates, see "Material Federal Income Tax Consequences" in this prospectus supplement and the accompanying prospectus .

ERISA CONSIDERATIONS

In general, the notes are eligible for purchase by employee benefit plans or individual retirement accounts, subject to the considerations discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus.

In general, the certificates may not be acquired by employee benefit plans or individual retirement accounts. An insurance company using its general account, however, may acquire the certificates, subject to the considerations discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus.

INVESTOR INFORMATION

The mailing address of the bank is 100 North Main Street, Winston-Salem, North Carolina 27150. You may request copies of the transaction documents relating to the trust by calling (336) 770-5000.

                                  RISK FACTORS

         You should consider the following risk factors in deciding whether to purchase any of the securities.

THE RESERVE ACCOUNT MAY NOT BE                 The amount on deposit in the
SUFFICIENT TO PREVENT PAYMENT DELAYS           reserve account will be used to
OR LOSSES ON THE NOTES OR THE                  fund the payment of principal and
CERTIFICATES                                   interest to the securityholders
                                               on each payment date if available
                                               collections received on the
                                               receivables, including amounts
                                               recovered in connection with the
                                               repossession and sale of financed
                                               vehicles that secure defaulted
                                               receivables, are not sufficient
                                               to make that payment. We cannot
                                               assure you, however, that the
                                               amount on deposit in the reserve
                                               account will be sufficient to
                                               prevent payment delays or losses
                                               on your notes or your
                                               certificates.

                                               If the receivables experience
                                               higher losses than were projected
                                               by the rating agencies in rating
                                               the securities, the funds
                                               available on any payment date may
                                               not be sufficient to pay in full
                                               the principal and interest due to
                                               the securityholders on that
                                               payment date. If available
                                               collections received on the
                                               receivables and amounts on
                                               deposit in the reserve account
                                               are not sufficient on any payment
                                               date to pay in full the principal
                                               and interest due to the
                                               securityholders on that payment
                                               date, you will suffer payment
                                               delays with respect to your notes
                                               or your certificates. If the
                                               amount of that insufficiency is
                                               not offset on subsequent payment
                                               dates, you will experience losses
                                               with respect to your notes or
                                               your certificates. For a further
                                               discussion of the reserve
                                               account, see "Description of the
                                               Sale and Servicing Agreement --
                                               Reserve Account" in this
                                               prospectus supplement.

THE SUBORDINATION OF THE CERTIFICATES          The subordination of the
MAY NOT BE SUFFICIENT TO PREVENT PAYMENT       certificates is intended to
DELAYS OR LOSSES ON THE NOTES                  increase the likelihood that you
                                               will receive the full amount of
                                               principal and interest due on
                                               your notes and to decrease the
                                               likelihood that you will
                                               experience losses on your notes.
                                               We cannot assure you,
                                               however, that the subordination
                                               of the certificates will be
                                               sufficient to prevent payment
                                               delays or losses on your notes.
                                               If the receivables experience
                                               higher losses than were projected
                                               by the rating agencies in rating
                                               the notes, the funds available on
                                               any payment date may not be
                                               sufficient to pay in full the
                                               principal and interest due to the
                                               noteholders on that payment date,
                                               even if those funds are not used
                                               to pay interest or principal to
                                               the certificateholders. If
                                               available collections received on
                                               the receivables, including
                                               amounts recovered in connection
                                               with the repossession and sale of
                                               financed vehicles that secure
                                               defaulted receivables, and
                                               amounts on deposit in the reserve
                                               account are not sufficient on any
                                               payment date to pay in full the
                                               principal and interest due to the
                                               noteholders on that payment date,
                                               you will suffer payment delays
                                               with respect to your notes. If
                                               the amount of that insufficiency
                                               is not offset on subsequent
                                               payment dates, you will
                                               experience losses with respect to
                                               your notes. For a further
                                               discussion of the subordination
                                               of the certificates, see
                                               "Description of the Certificates
                                               -- Subordination of Certificates"
                                               in this prospectus supplement.

YOU WILL BEAR ADDITIONAL CREDIT RISK           The certificates are subject to
IF YOU HOLD CERTIFICATES                       greater credit risk  than the
                                               notes because payments of
                                               principal and interest on the
                                               certificates are subordinated, to
                                               the extent described below, to
                                               payments of principal and
                                               interest on the notes.

                                               The certificateholders will not
                                               receive interest payments on any
                                               payment date until the
                                               noteholders have received all
                                               interest payments required to be
                                               made to the noteholders on that
                                               payment date. If the notes have
                                               been accelerated following an
                                               event of default under the
                                               indenture, the certificateholders
                                               will not receive interest
                                               payments on any payment date
                                               until the
                                               notes have been paid in full.

                                               The certificateholders will not
                                               receive principal payments on any
                                               payment date until the notes have
                                               been paid in full.

                                               For a further discussion of the
                                               subordination of the
                                               certificates, see "Sources and
                                               Application of Available Funds"
                                               in this prospectus supplement.

YOU WILL HAVE LIMITED CONTROL OVER THE         The trust has pledged its
ACTIONS OF THE TRUST IF YOU HOLD               property to the indenture trustee
CERTIFICATES                                   to secure payment on the notes.
                                               As a result, if an event of
                                               default has occurred and is
                                               continuing under the indenture,
                                               the indenture trustee may, and at
                                               the direction of the holders of a
                                               specified percentage of the notes
                                               will, take one or more of the
                                               actions specified in the
                                               indenture relating to the trust
                                               property, including a sale of the
                                               receivables. We cannot assure you
                                               that the interests of the
                                               noteholders will coincide with
                                               the interests of the
                                               certificateholders with respect
                                               to these actions. For a further
                                               discussion of the remedies
                                               available upon an event of
                                               default under the indenture, see
                                               "Description of the Indenture --
                                               Events of Default" and "--Rights
                                               Upon Event of Default" in the
                                               accompanying prospectus.

                                               In addition, the holders of a
                                               majority of the principal amount
                                               of the notes, or the indenture
                                               trustee acting on behalf of the
                                               noteholders, may, under various
                                               circumstances, waive one or more
                                               events of servicing termination
                                               under the sale and servicing
                                               agreement or terminate the
                                               servicer without consideration of
                                               the effect that waiver or
                                               termination would have on the
                                               certificateholders. We cannot
                                               assure you that the interests of
                                               the noteholders will coincide
                                               with the interests of the
                                               certificateholders with respect
                                               to these actions. The
                                               certificateholders will not be
                                               able to waive events of servicing
                                               termination or remove the
                                               servicer until the
                                               notes have been paid in full. For
                                               a further discussion of the
                                               remedies available upon an event
                                               of servicing termination under
                                               the sale and servicing agreement,
                                               see "Description of the
                                               Receivables Transfer and
                                               Servicing Agreements -- Events of
                                               Servicing Termination", "--Rights
                                               Upon Event of Servicing
                                               Termination" and "--Waiver of
                                               Past Events of Servicing
                                               Termination" in the accompanying
                                               prospectus.

YOU MAY SUFFER REINVESTMENT LOSSES IF THE      The receivables may be sold if an
RECEIVABLES ARE SOLD FOLLOWING AN EVENT        event of default   has occurred
OF DEFAULT UNDER THE INDENTURE                 and is continuing under the
                                               indenture.  If the receivables
                                               are sold following an event of
                                               default, you may receive payments
                                               on your securities earlier than
                                               expected and may not be able to
                                               reinvest those payments at a rate
                                               of return that is equal to or
                                               greater than the rate of return
                                               on your notes or certificates.
                                               For a further discussion of the
                                               remedies available upon an event
                                               of default under the indenture,
                                               see "Description of the Indenture
                                               -- Events of Default" and
                                               "--Rights Upon Event of Default"
                                               in the accompanying prospectus.

YOU MAY SUFFER LOSSES ON YOUR SECURITIES       The receivables may be sold if
IF THE RECEIVABLES ARE SOLD FOLLOWING AN       an event of default  has occurred
EVENT OF DEFAULT  UNDER THE INDENTURE          and is continuing under the
                                               indenture. If the receivables are
                                               sold following an event of
                                               default, you may suffer losses on
                                               your securities if the sale
                                               proceeds, together with any other
                                               assets of the trust, are
                                               insufficient to pay the amounts
                                               owed on the notes and the
                                               certificates. For a further
                                               discussion of the remedies
                                               available upon an event of
                                               default under the indenture, see
                                               "Description of the Indenture --
                                               Events of Default" and "--Rights
                                               Upon Event of Default" in the
                                               accompanying prospectus.

YOU MAY BEAR ADDITIONAL RISK AS A RESULT       As of [____________], 20[__],
OF THE GEOGRAPHIC CONCENTRATION OF THE         [____]%, [____]%, [____]%,
OBLIGORS                                       [____]%,[____]% and [____]% of
                                                the receivables, based on
                                               outstanding principal balance,
                                               related to
                                               obligors with mailing addresses
                                               in Florida, Georgia, North
                                               Carolina, South Carolina,
                                               Tennessee and Virginia,
                                               respectively. As a result of this
                                               geographic concentration,
                                               economic, social, legal and other
                                               factors affecting these states
                                               could cause the number of
                                               delinquent or defaulted
                                               receivables or the rate of
                                               prepayments on the receivables to
                                               increase or could cause the
                                               amount recovered with respect to
                                               defaulted receivables to
                                               decrease. These factors include,
                                               but are not limited to:

                                               o    unemployment rates: for
                                                    example, if a material
                                                    number of obligors located
                                                    in one or more concentration
                                                    states were to lose their
                                                    jobs, the number of
                                                    delinquent or defaulted
                                                    receivables could increase;

                                               o    changes in consumer debt
                                                    levels: for example, if
                                                    uncertain economic
                                                    conditions in one or more
                                                    concentration states were to
                                                    cause a material number of
                                                    obligors located in those
                                                    states to begin prepaying
                                                    outstanding loans, the rate
                                                    of prepayments on the
                                                    receivables could increase;

                                               o    the enactment of new laws
                                                    that further regulate the
                                                    motor vehicle lending
                                                    industry: for example, if
                                                    one or more concentration
                                                    states were to enact
                                                    legislation imposing
                                                    additional restrictions on
                                                    the repossession and sale of
                                                    financed vehicles, the
                                                    amount recovered with
                                                    respect to defaulted
                                                    receivables governed by the
                                                    laws of those states could
                                                    decrease; and

                                               o    natural disasters: for
                                                    example, if a hurricane or
                                                    other natural disaster
                                                    affecting one or more
                                                    concentration states were to
                                                    materially adversely affect
                                                    commercial and financial
                                                    activities in those states,
                                                    the number of delinquent or
                                                    defaulted receivables
                                                    could increase.

                                               If the receivables experience
                                               higher delinquencies or losses
                                               than were projected by the rating
                                               agencies in rating the
                                               securities, or if the amount
                                               recovered with respect to
                                               defaulted receivables decreases,
                                               the funds available on any
                                               payment date may not be
                                               sufficient to pay in full the
                                               principal and interest due on
                                               that payment date and you may
                                               experience payment delays or
                                               losses with respect to your notes
                                               or your certificates. If
                                               prepayments on the receivables
                                               are more rapid than expected, you
                                               may receive payments on your
                                               securities earlier than expected
                                               and may not be able to reinvest
                                               those payments at a rate of
                                               return that is equal to or
                                               greater than the rate of return
                                               on your notes or certificates.

YOU MAY BE LIMITED IN YOUR ABILITY TO          The securities will not be listed
RESELL YOUR SECURITIES BECAUSE OF THE ABSENCE  on a securities exchange. The
OF A SECONDARY MARKET.                         underwriters intend to make a
                                               secondary market for the
                                               securities by offering to
                                               purchase them from investors but
                                               will not be obligated to do so
                                               and may stop offering to purchase
                                               securities at any time. In
                                               addition, the amount, if any,
                                               offered for the securities by the
                                               underwriters might be less than
                                               the amount that other potential
                                               purchasers would offer if given
                                               the opportunity to purchase the
                                               securities. As a result, you may
                                               not be able to sell your
                                               securities at the desired time or
                                               price.

YOU MAY NOT BE ABLE TO EXERCISE DIRECTLY       The securities will initially be
YOUR RIGHTS AS A SECURITYHOLDER                issued in  book-entry form and
                                               will  initially be represented by
                                               one or more physical certificates
                                               registered in the name of Cede &
                                               Co., the nominee of The
                                               Depository Trust Company. Unless
                                               and until Definitive Securities
                                               are issued under the limited
                                               circumstances described in the
                                               accompanying prospectus, you will
                                               not be recognized by the
                                               indenture trustee or the owner
                                               trustee, as applicable, as a
                                               noteholder or a certificateholder
                                               and will only be permitted to
                                               exercise the rights of a
                                               securityholder indirectly through
                                               DTC and its participants. For a
                                               further discussion of the
                                               book-entry registration process,
                                               see "Registration of the
                                               Securities" in the accompanying
                                               prospectus.

                                    THE TRUST

LIMITED PURPOSE AND LIMITED ASSETS

         Wachovia Auto Owner Trust 20[__]-[__] is a [common law] [statutory] business trust formed under the laws of the State of Delaware under a trust agreement dated as of [____________], 20[__] between the bank, as depositor, and [_______________], as owner trustee. The trust will not engage in any activity other than:

         o acquiring, holding and managing the assets of the trust, including the receivables, and the proceeds of those assets;

         o    issuing the securities;

         o    making payments on the securities; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish any of the other purposes listed above or are in any way connected with those activities.

         The trust will be capitalized by the issuance of the securities. The trust will issue the securities to or upon the order of the seller in exchange for the receivables and an initial deposit of $[__________] into the reserve account. The trust property will also include:

         o all collections received on the receivables after the close of business on the cut-off date, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

         o    the security interests in the financed vehicles;

         o the proceeds, if any, from claims on or refunds of premiums with respect to the theft, physical damage, credit life or credit disability insurance policies, if any, covering the financed vehicles or the related obligors;

         o the seller's rights to various documents and instruments relating to the receivables;

         o all amounts on deposit from time to time in the accounts maintained for the trust, other than the net investment income, if any, earned from the reinvestment of amounts on deposit in the collection account; and

         o    all proceeds of the above items.

CAPITALIZATION OF THE TRUST

         The following table illustrates the capitalization of the trust as of the closing date as if the issuance and sale of the securities had taken place on that date:

--------------------------------------------------------------------------------

                                                        PERCENTAGE OF TOTAL
                 SECURITIES      PRINCIPAL AMOUNT        PRINCIPAL AMOUNT
                 ----------      ----------------        ----------------
    Class A-1 Notes..........   $[______________]             [____]%
    Class A-2 Notes..........   $[______________]             [____]%
    Class A-3 Notes..........   $[______________]             [____]%
    Class A-4 Notes..........   $[______________]             [____]%
    Certificates.............   $[______________]             [____]%
                                  ---------------             ------
        Total................   $[______________]              100%
--------------------------------------------------------------------------------

THE OWNER TRUSTEE

         [_______________] will be the owner trustee under the trust agreement. [_______________] is a [_______________], and its principal office is located at [______________________________]. The seller and its affiliates may maintain normal commercial banking relations with the owner trustee and its affiliates.

                                 THE RECEIVABLES

         The receivables will consist of a pool of motor vehicle installment sale contracts originated by dealers for assignment to the bank and secured by new and used passenger cars, minivans, sport utility vehicles or light-duty trucks. The seller will sell the receivables to the trust on the closing date.

SELECTION CRITERIA

         The bank selected the receivables from its portfolio of motor vehicle installment sale contracts on the basis of several criteria, some of which are described under "The Receivables" in the accompanying prospectus. These criteria include the following, in each case as of the close of business on the cut-off date:

         o    each receivable is a simple interest receivable;

         o each receivable has an original amount financed of not greater than $[__________];

         o each receivable has an outstanding principal balance of not less than $[__________];

         o each receivable has a contract rate of interest of not less than [____]% and not greater than [____]%;

         o each receivable has a scheduled maturity of not later than [____________], 20[__];

         o each receivable has an original term to maturity of not less than [____] months and not greater than [____] months; and

         o each receivable has a remaining term to maturity of not less than [____] months and not greater than [____] months.

         The bank did not use any selection procedures that it believed to be adverse to the securityholders in selecting the receivables to be sold to the trust.

POOL CHARACTERISTICS

         The following tables set forth information with respect to the receivables as of the close of business on the cut-off date. The sum of the percentages presented may be less than or greater than 100% due to rounding.

                         COMPOSITION OF THE RECEIVABLES
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
                                New                   Used
                         Financed Vehicles     Financed Vehicles           Total
--------------------------------------------------------------------------------
Aggregate Outstanding
Principal Balance
--------------------------------------------------------------------------------
Number of Receivables
--------------------------------------------------------------------------------
Average Outstanding
Principal Balance
--------------------------------------------------------------------------------
Average Original
Amount Financed
--------------------------------------------------------------------------------
Original Amount
Financed (Range)
--------------------------------------------------------------------------------
Weighted Average
Contract Rate
--------------------------------------------------------------------------------
Contract Rate (Range)
--------------------------------------------------------------------------------
Weighted Average
Original Term
--------------------------------------------------------------------------------
Original Term (Range)
--------------------------------------------------------------------------------
Weighted Average
Remaining Term
--------------------------------------------------------------------------------
Remaining Term (Range)
--------------------------------------------------------------------------------

         As used in the composition table, weighted average original term and weighted average remaining term are calculated based on the scheduled maturities of the receivables and assuming no prepayments of the receivables.

                DISTRIBUTION OF THE RECEIVABLES BY REMAINING TERM
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
                               Percentage                        Percentage
                                of Total                             of
Remaining          Number of    Number of      Aggregate     Aggregate Principal
Term Range        Receivables  Receivables  Principal Balance      Balance
--------------------------------------------------------------------------------
  1 to 12 months...........
--------------------------------------------------------------------------------
13 to 24 months............
--------------------------------------------------------------------------------
25 to 36 months............
--------------------------------------------------------------------------------
37 to 48 months............
--------------------------------------------------------------------------------
49 to 60 months............
--------------------------------------------------------------------------------
61 to 72 months............
--------------------------------------------------------------------------------
    Total..................
--------------------------------------------------------------------------------

                DISTRIBUTION OF THE RECEIVABLES BY CONTRACT RATE
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
                                   Percentage                        Percentage
                                    of Total                        of Aggregate
Contract              Number of    Number of      Aggregate          Principal
Rate Change          Receivables  Receivables  Principal Balance      Balance
--------------------------------------------------------------------------------
 5.000 to  5.999%...
--------------------------------------------------------------------------------
 6.000 to  6.999%...
--------------------------------------------------------------------------------
 7.000 to  7.999%...
--------------------------------------------------------------------------------
 8.000 to  8.999%...
--------------------------------------------------------------------------------
 9.000 to  9.999%...
--------------------------------------------------------------------------------
10.000 to 10.999%...
--------------------------------------------------------------------------------
11.000 to 11.999%...
--------------------------------------------------------------------------------
12.000 to 12.999%...
--------------------------------------------------------------------------------
13.000 to 13.999%...
--------------------------------------------------------------------------------
14.000 to 14.999%...
--------------------------------------------------------------------------------
15.000 to 15.999%...
--------------------------------------------------------------------------------
16.000 to 16.999%...
--------------------------------------------------------------------------------
17.000 to 17.999%...
--------------------------------------------------------------------------------
More than 17.999%...
--------------------------------------------------------------------------------
    Total...........
--------------------------------------------------------------------------------

           DISTRIBUTION OF THE RECEIVABLES BY OBLIGOR MAILING ADDRESS
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
                             Percentage                           Percentage
                              of Total                           of Aggregate
Obligor          Number of    Number of      Aggregate            Principal
Mailing Address Receivables  Receivables  Principal Balance        Balance
--------------------------------------------------------------------------------
Florida.............
--------------------------------------------------------------------------------
Georgia.............
--------------------------------------------------------------------------------
North Carolina......
--------------------------------------------------------------------------------
South Carolina......
--------------------------------------------------------------------------------
Tennessee...........
--------------------------------------------------------------------------------
Virginia............
--------------------------------------------------------------------------------
Other...............
--------------------------------------------------------------------------------
    Total...........
--------------------------------------------------------------------------------

         DISTRIBUTION OF THE RECEIVABLES BY REMAINING PRINCIPAL BALANCE
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
                                Percentage                     Percentage
                                 of Total                           of
Remaining          Number of     Number of       Aggregate  Aggregate Principal
Principal (Range)  Receivables  Receivables  Principal Balance   Balance
--------------------------------------------------------------------------------
$  2,000 to $  4,999.......
--------------------------------------------------------------------------------
$  5,000 to $  9,999.......
--------------------------------------------------------------------------------
$10,000 to $14,999.........
--------------------------------------------------------------------------------
$15,000 to $19,999.........
--------------------------------------------------------------------------------
$20,000 to $24,999.........
--------------------------------------------------------------------------------
$25,000 to $29,999.........
--------------------------------------------------------------------------------
$30,000 to $34,999.........
--------------------------------------------------------------------------------
$35,000 to $39,999.........
--------------------------------------------------------------------------------
$40,000 to $44,999.........
--------------------------------------------------------------------------------
$45,000 to $49,999.........
--------------------------------------------------------------------------------
More than $49,999..........
--------------------------------------------------------------------------------
Total......................
--------------------------------------------------------------------------------

DELINQUENCY AND LOSS EXPERIENCE

         The following tables set forth delinquency and loss information with respect to the bank's portfolio of motor vehicle installment sale contracts. This information is presented for illustrative purposes only. The delinquency and loss experience of the receivables may be influenced by a variety of economic, social and other factors. We cannot assure you that the future delinquency and loss experience of the receivables will be comparable to the historical delinquency and loss experience of the bank's portfolio of motor vehicle installment sale contracts.

                                 BANK PORTFOLIO
                            DELINQUENCY EXPERIENCE(1)

--------------------------------------------------------------------------------
                              At [__________],           At December 31,
--------------------------------------------------------------------------------
                                2001    2000     2000     1999    1998   1997(2)
--------------------------------------------------------------------------------
Number of Contracts
Outstanding........................
--------------------------------------------------------------------------------
Delinquencies as a Percentage of
Number of Contracts Outstanding....
--------------------------------------------------------------------------------
     30-59 Days....................
--------------------------------------------------------------------------------
     60-89 Days....................
--------------------------------------------------------------------------------
     90 Days or More...............
--------------------------------------------------------------------------------
Total Delinquencies as a
Percentage of Number of
Contracts Outstanding..............
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              At [__________],           At December 31,
--------------------------------------------------------------------------------
                                2001    2000     2000     1999    1998   1997(2)
--------------------------------------------------------------------------------
Outstanding Principal Amount.......
--------------------------------------------------------------------------------
Delinquencies as a Percentage of
Outstanding Principal Amount.......
--------------------------------------------------------------------------------
     30-59 Days....................
--------------------------------------------------------------------------------
     60-89 Days....................
--------------------------------------------------------------------------------
     90 Days or More...............
--------------------------------------------------------------------------------
Total Delinquencies as a
Percentage of Outstanding
Principal Amount...................
--------------------------------------------------------------------------------

(1) The delinquency experience tables include delinquency information with respect to a small number of consumer loans held by the bank that are not motor vehicle installment sale contracts. The bank believes that the inclusion of these other consumer loans does not have a material effect on the information presented.

(2) The delinquency information at December 31, 1997 does not include information with respect to installment sale contracts acquired by the bank from Jefferson Bankshares, Inc. on October 31, 1997 or from Central Fidelity Banks, Inc. on December 15, 1997. The bank believes that the omission of this information does not have a material effect on the information presented.

                                 BANK PORTFOLIO
                               LOSS EXPERIENCE(1)

------------------------------------------------------------------------------------------
                                       [____] Months Ended           Year Ended
                                       At [__________],              December 31,
------------------------------------------------------------------------------------------
                                         2001    2000     2000     1999    1998   1997(2)
------------------------------------------------------------------------------------------
Number of Contracts Outstanding at
Period End.........................
------------------------------------------------------------------------------------------
Outstanding Principal Amount at
Period End.........................
------------------------------------------------------------------------------------------
Average Outstanding Principal
Amount During Period(3)............
------------------------------------------------------------------------------------------
Number of Gross Charge-Offs........
------------------------------------------------------------------------------------------
Gross Charge-Offs (4)..............
------------------------------------------------------------------------------------------
Gross Charge-Offs as a Percentage
of the Outstanding Principal Amount
at Period End......................
------------------------------------------------------------------------------------------
Gross Charge-Offs as a Percentage
of the Average Outstanding
Principal Amount...................
------------------------------------------------------------------------------------------
Recoveries (5).....................
------------------------------------------------------------------------------------------
Net Charge-Offs....................
------------------------------------------------------------------------------------------
Net Charge-Offs as a Percentage of
the Outstanding Principal Amount at
Period End.........................
------------------------------------------------------------------------------------------
Net Charge-Offs as a Percentage of
the Average Outstanding Principal
Amount.............................
------------------------------------------------------------------------------------------

(1) The loss experience table includes loss information with respect to a small number of consumer loans held by the bank that are not motor vehicle installment sale contracts. The bank believes that the inclusion of these other consumer loans does not have a material effect on the information presented.

(2) The loss information for the year ended December 31, 1997 and for the period from January 1, 1998 through March 20, 1998 does not include information with respect to installment sale contracts acquired by the bank from Jefferson Bankshares, Inc. on October 31, 1997 or from Central Fidelity Banks, Inc. on December 15, 1997. The bank believes that the omission of this information does not have a material effect on the information presented.

(3) The average outstanding principal amount for any period equals the average of the average outstanding principal amount of the motor vehicle installment sale contracts for each month during that period.

(4) The gross charge-offs for any period equal the total principal amount due on all motor vehicle installment sale contracts determined to be uncollectible during that period minus the total amount recovered during that period from the repossession and sale of financed vehicles, net of collection expenses.

(5) The recoveries for any period equal the total amount recovered during that period on motor vehicle installment sale contracts previously charged off, net of collection expenses.

         The percentages for the [_____]-month periods ended [__________], 2001 and [__________], 2000 are annualized and are not necessarily indicative of a full year's actual results.

                 HOW YOU CAN COMPUTE YOUR PORTION OF THE AMOUNT
                  OUTSTANDING ON THE NOTES OR THE CERTIFICATES

         The servicer will provide to you in each servicer report a factor which you can use to compute your portion of the principal amount outstanding on the notes or the certificates.

         The servicer will compute a separate factor for each class of notes prior to each payment date. The factor for each class of notes will be a seven-digit decimal representing the remaining outstanding principal balance of that class of notes as a fraction of the initial principal balance of that class of notes, in each case as of the following payment date. The servicer will compute the factor for each class of notes after giving effect to payments to be made on the following payment date. For each note you own, your portion of the related class will equal the product of the original denomination of that note and the factor for that class computed by the servicer as described above.

         The servicer will compute a separate factor for the certificates prior to each payment date. The factor for the certificates will be a seven-digit decimal representing the remaining principal balance of the certificates as a fraction of the initial principal balance of the certificates, in each case as of the following payment date. The servicer will compute the factor for the certificates after giving effect to payments to be made on the following payment date. For each certificate you own, your portion of the certificates will equal the product of the original denomination of that certificate and the factor for the certificates computed by the servicer as described above.

         Each of the factors described above will initially be 1.0000000. Each factor will decline over time to reflect reductions, as applicable, in the outstanding principal balance of the related class of notes or the outstanding principal balance of the certificates. These amounts will be reduced over time as a result of scheduled payments, prepayments, purchases of the receivables by the seller or the servicer and liquidations of the receivables.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

         Information regarding certain maturity and prepayment considerations with respect to the securities is set forth under "Maturity and Prepayment Considerations" in the accompanying prospectus. In addition, no principal payments will be made:

         o on the class A-2 notes until the class A-1 notes have been paid in full;

         o on the class A-3 notes until the class A-2 notes have been paid in full;

         o on the class A-4 notes until the class A-3 notes have been paid in full; or

         o on the certificates until the class A-4 notes have been paid in full;

provided, however, that, if the notes have been accelerated following an event of default under the indenture, principal payments will be applied pro rata to all classes of the notes. For a further discussion of principal payments on the notes, see "Sources and Application of Available Funds" in this prospectus supplement.

         The rate at which principal is paid on each class of notes and the certificates depends on the rate at which principal payments, including prepayments, are made on the receivables. As a result, the final payment of any class of notes and the final distribution in respect of the certificates could occur significantly earlier than the related final scheduled payment date.

         We expect that the final payment of each class of notes and the final distribution in respect of the certificates will occur on or prior to the related final scheduled payment date. A failure to make the final payment of any class of notes on or before the final scheduled payment date for that class would constitute an event of default under the indenture. In addition, the remaining principal balance of the certificates is required to be paid in full on or prior to the final scheduled payment date for the certificates. We cannot assure you that sufficient funds will be available to pay each class of notes and the certificates in full on or prior to the related final scheduled payment date.

         The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. In addition, the seller or the servicer may be obligated to purchase receivables from the trust if it breaches various representations, warranties or covenants. A higher than anticipated rate of prepayments will reduce the aggregate principal balance of the receivables more quickly than expected and, as a result, reduce the outstanding principal balance of the securities and the aggregate interest payments on the securities. The securityholders will bear any reinvestment risks resulting from a faster or slower rate of prepayments. These reinvestment risks include the risk that interest rates may be lower at the time the securityholders receive payments from the trust than interest rates would have been had prepayments not been made or had prepayments been made at a different time.

         The securityholders should consider:

         o in the case of notes or certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield; and

         o in the case of notes or certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

         The following information is presented solely to illustrate the effect of prepayments of the receivables on the weighted average life of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

         The rate of prepayments on motor vehicle installment sale contracts, such as the receivables, can be measured relative to a prepayment standard or model. The model used in this prospectus supplement is the absolute prepayment or ABS model. The ABS model represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS model further assumes that all of the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1.00% ABS percentage means that 100 receivables prepay each month. The ABS model does not purport to describe the historical prepayment experience or to predict the future prepayment experience of any pool of assets, including the receivables.

         The ABS Tables have been prepared on the basis of various assumptions, including that:

         o the receivables prepay in full at the specified monthly ABS percentage, with no defaults, losses or repurchases;

         o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

         o payments on the notes and the certificates are made on each payment date, and each payment date is the [15]th day of a month; and

         o the servicer exercises its option to purchase the receivables on the earliest payment date on which it is permitted to do so.

         The ABS Tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial principal balance of the certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

         The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each pool having the characteristics described below, that the level scheduled monthly payment for each of the pools, which is based on its aggregate principal balance, contract rate of interest, original term to maturity in months and remaining term to maturity in months as of [____________], 20[__], will be such that each pool will be fully amortized by the end of its remaining term to maturity.

--------------------------------------------------------------------------------

  Pool     Aggregate Principal Contract Rate of  Original Term   Remaining Term
 Number          Balance           Interest       to  Maturity     to Maturity

--------------------------------------------------------------------------------
 1..............
--------------------------------------------------------------------------------
 2..............
--------------------------------------------------------------------------------
 3..............
--------------------------------------------------------------------------------
 4..............
--------------------------------------------------------------------------------
 5..............
--------------------------------------------------------------------------------
 6..............
--------------------------------------------------------------------------------
 7..............
--------------------------------------------------------------------------------
 8..............
--------------------------------------------------------------------------------
 9..............
--------------------------------------------------------------------------------
10..............
--------------------------------------------------------------------------------
11..............
--------------------------------------------------------------------------------
12..............
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant ABS percentage until maturity or that all of the receivables will prepay at the same ABS percentage. In addition, the diverse terms of the receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various ABS percentages specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between the assumptions and the actual characteristics and performance of the receivables, or the actual prepayment experience of the receivables, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes and the certificates.

         THE ABS TABLES HAVE BEEN PREPARED BASED ON, AND SHOULD BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS DESCRIBED ABOVE, INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES. THE ASSUMED CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

--------------------------------------------------------------------------------
                    CLASS A-1 NOTES                      CLASS A-2 NOTES
--------------------------------------------------------------------------------
  PAYMENT DATE  0.50%  1.00%   1.50%  2.00%      0.50%   1.00%  1.50%   2.00%
--------------------------------------------------------------------------------
Closing Date...
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
 ...............
--------------------------------------------------------------------------------
Weighted Average
  Life(1)......
--------------------------------------------------------------------------------
Weighted Average
  Life to
  Call(1)(2)...
--------------------------------------------------------------------------------
Optional Call
  Date.........
--------------------------------------------------------------------------------

(1) The weighted average life of each class of notes is determined by multiplying the amount of each principal payment on that class by the number of years from the date of the issuance of that class to the related payment date, adding the results and dividing the sum by the initial principal balance of that class.

(2) This calculation assumes that the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

--------------------------------------------------------------------------------
                  CLASS A-3 NOTES                            CLASS A-4 NOTES
--------------------------------------------------------------------------------
PAYMENT DATE      0.50%  1.00%  1.50%  2.00%        0.50%   1.00%  1.50%   2.00%
--------------------------------------------------------------------------------
Closing Date....
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
 ................
--------------------------------------------------------------------------------
Weighted Average
  Life(1).......
--------------------------------------------------------------------------------
Weighted Average
  Life to
  Call(1)(2)....
--------------------------------------------------------------------------------
Optional Call
  Date..........
--------------------------------------------------------------------------------

(1) The weighted average life of each class of notes is determined by multiplying the amount of each principal payment on that class by the number of years from the date of the issuance of that class to the related payment date, adding the results and dividing the sum by the initial principal balance of that class.

(2) This calculation assumes that the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

          PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

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                                               CERTIFICATES
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  PAYMENT DATE                     0.50%     1.00%      1.50%     2.00%
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Closing Date..................
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Weighted Average Life(1)......
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Weighted Average Life to
Call(1)(2)....................
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Optional Call Date............
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1        The weighted average life of the certificates is determined by multiplying the amount of each principal payment on the certificates by the number of years from the date of the issuance of the certificates to the related payment date, adding the results and dividing the sum by the initial principal balance of the certificates.

2. This calculation assumes that the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

                            DESCRIPTION OF THE NOTES

         The trust will issue the notes under an indenture to be dated as of [____________], 20[__] between the trust and [_______________], as indenture trustee. We will file a copy of the indenture in its execution form with the SEC after the trust issues the notes. This summary describes some of the important terms of the notes. This summary is not a complete description of the notes or the indenture and supplements the description of the general terms and provisions of the notes of any trust and the related indenture set forth under "Payments on the Securities" and "Description of the Indenture" in the accompanying prospectus.

INTEREST PAYMENTS

         Interest on the unpaid principal amount of each class of notes will accrue at the related per annum interest rate and will be payable on each payment date to the noteholders of record as of the related record date. Interest will accrue and be calculated on each class of notes as follows:

         o [interest on the class A-1 notes will accrue from and including each payment date, or, in the case of the first payment date, from and including the closing date, to but excluding the following payment date and will be calculated on the basis of actual days elapsed and a 360-day year.]

         o interest on the class A-2 notes, the class A-3 notes and the class A-4 notes will accrue from and including the [15]th day of each month, or, in the case of the first payment date, from and including the closing date, to but excluding the [15]th of the following month and will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         If the interest accrued on any class of notes as of any payment date is not paid on that payment date, that interest will be due on the following payment date, together with additional interest on the unpaid amount at the interest rate applicable to that class. The additional interest will be payable only to the extent permitted by law.

         The trust will pay interest on the notes, without priority among the note classes, on each payment date with Available Funds in accordance with the priority described under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement. If the Available Funds for any payment date are not sufficient to pay the interest due on the notes on that payment date, the holders of each class of notes will receive their pro rata share of the aggregate amount available to be distributed in respect of interest on the notes. The pro rata share for each class will be based on the amount of interest due on that class relative to the total amount of interest due to the noteholders.

PRINCIPAL PAYMENTS

         In general, the trust will pay principal on each class of notes sequentially based on the final scheduled payment date for that class, beginning with the class A-1 notes and ending with the class A-4 notes, and will not pay principal on any class of notes until each class with an earlier final scheduled payment date has been paid in full. In general, the trust will pay principal to the noteholders on each payment date in an amount equal to the sum of:

         o the principal collections received on the receivables during the preceding Collection Period; plus

         o the aggregate principal balance, net of Liquidation Proceeds applied as principal collections, of all receivables that became Defaulted Receivables during the preceding Collection Period.

         An event of default will occur under the indenture if the outstanding principal balance of any class of notes has not been paid in full on the final scheduled payment date for that class. The failure to pay principal on any class of notes will not constitute an event of default under the indenture, however, until the final scheduled payment date for that class. If the notes have been accelerated following an event of default under the indenture, the priority and manner in which the trust makes principal payments to the noteholders will change as described under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement.

         The principal balance of each class of notes will be payable in full on the final scheduled payment date for that class. The date on which the outstanding principal balance of any class of notes is paid may be earlier or later than the final scheduled payment date for that class based on a variety of factors, including those described under "Maturity and Prepayment
Considerations" in this prospectus supplement and in the accompanying prospectus.

OPTIONAL PREPAYMENT

         All outstanding notes will be prepaid in whole, but not in part, on any payment date on or after which the servicer exercises its option to purchase the receivables. The servicer will have the option to purchase the receivables on any payment date after the aggregate principal balance of the receivables has declined to [__]% or less of the aggregate principal balance of the receivables as of the close of business on the cut-off date. If the servicer purchases the receivables, you will receive:

         o the unpaid principal balance of your notes plus accrued and unpaid interest on your notes; plus

         o interest on any past due interest at the rate of interest on your notes, to the extent permitted by law.

                         DESCRIPTION OF THE CERTIFICATES

         The trust will issue the certificates under the trust agreement. We will file a copy of the trust agreement with the SEC after the trust issues the certificates. This summary describes some of the important terms of the certificates. This summary is not a complete description of the trust agreement or the certificates and supplements the description of the general terms and provisions of the certificates of any trust and the related trust agreement set forth under "Payments on the Securities" and "Description of the Receivables Transfer and Servicing Agreements" in the accompanying prospectus.

INTEREST DISTRIBUTIONS

         Interest on the outstanding principal balance of the certificates will accrue at the related per annum interest rate and will be payable on each payment date to the certificateholders of record as of the related record date, provided, however, that, if the notes have been accelerated following an event of default under the indenture, the trust will not pay interest on the certificates until the notes have been paid in full. Interest will accrue on the certificates from and including the [15]th day of each month, or, in the case of the first payment date, from and including the closing date, to but excluding the [15]th of the following month and will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         If the interest accrued on the certificates as of any payment date is not paid on that payment date, that interest will be due on the following payment date, together with additional interest on the unpaid amount at the interest rate applicable to the certificates. The additional interest will be payable only to the extent permitted by law.

PRINCIPAL DISTRIBUTIONS

         The trust will not pay principal on the certificates until the notes have been paid in full. The outstanding principal balance of the certificates will be payable in full on the final scheduled payment date for the certificates. The date on which the outstanding principal balance of the certificates is paid may be earlier or later than the final scheduled payment date for the certificates based on a variety of factors, including those described under "Maturity and Prepayment Considerations" in this prospectus supplement and in the accompanying prospectus.

SUBORDINATION OF CERTIFICATES

         The subordination of the certificates is intended to increase the likelihood that the noteholders will receive the full amount of principal and interest due on the notes and to decrease the likelihood that the noteholders will experience losses on the notes. The certificateholders will not receive interest payments on any payment date until the noteholders have received all interest payments required to be made to the noteholders on that payment date and will not receive principal payments on any payment date until the notes have been paid in full. If the notes have been accelerated following an event of default under the indenture, the certificateholders will not receive interest payments on any payment date until the notes have been paid in full. For a further discussion of the subordination of the certificates, see "Sources and Application of Available Funds" in this prospectus supplement.

OPTIONAL PREPAYMENT

         All outstanding certificates will be prepaid in whole, but not in part, on any payment date on which the servicer exercises its option to purchase the receivables. The servicer will have the option to purchase the receivables on any payment date on or after which the aggregate principal balance of the receivables has declined to [__]% or less of the aggregate principal balance of the receivables as of the close of business on the cut-off date. If the servicer purchases the receivables, you will receive:

         o the outstanding principal balance of your certificates plus accrued and unpaid interest on your certificates; plus

         o interest on any past due interest at the rate of interest on your certificates, to the extent permitted by law.


                   SOURCES AND APPLICATION OF AVAILABLE FUNDS

SOURCES OF AVAILABLE FUNDS

         The funds available to the trust to make payments on the securities on each payment date will come from the following sources:

         o collections received on the receivables during the preceding Collection Period, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

         o    Liquidation Proceeds received during the preceding Collection
              Period;

         o    Recoveries received during the preceding Collection Period;

         o    Advances remitted by the servicer on that payment date;

         o proceeds of repurchases of receivables by the seller or purchases of receivables by the servicer because of certain breaches of representations or covenants; and

         o funds, if any, withdrawn from the reserve account and deposited into the collection account on that payment date.

         The precise calculation of the funds available to the trust to make payments on the securities on each payment date is set forth in the definition of Available Funds in the "Glossary of Terms" section of this prospectus supplement. Available Funds will be calculated for each payment date net of the collections, Liquidation Proceeds and Recoveries applied to reimburse outstanding Advances and the collections received on receivables previously repurchased by the seller or purchased by the servicer. For a further discussion of servicer advances and supplemental servicing compensation, see "Description of the Receivables Transfer and Servicing Agreements -- Servicer Advances" and "--Servicing Compensation" in the accompanying prospectus.

APPLICATION OF AVAILABLE FUNDS

         On each payment date, the trust will apply the Available Funds for that payment date in the following amounts and order of priority:

         (1) Servicing Fee -- an amount equal to the monthly servicing fee for that payment date, plus any unpaid monthly servicing fees for previous payment dates, will be paid to the servicer;

         (2) Note Interest -- an amount equal to the interest due to the noteholders on that payment date, plus any unpaid note interest for previous payment dates, will be paid to the noteholders; provided, however, that, if the Available Funds remaining after payment of the amounts described in clause (1) above are not sufficient to pay the note interest due on that payment date in full, any remaining Available Funds will be applied to pay interest to the holders of each class of notes pro rata based on the interest due to the holders of each class of notes;

         (3) Certificate Interest -- an amount equal to the interest due to the certificateholders on that payment date, plus any unpaid certificate interest for previous payment dates, will be paid to the certificateholders; provided, however, that, if the notes have been accelerated following an event of default under the indenture, this payment will not be made until the notes have been paid in full;

         (4) Principal Payments -- an amount equal to the sum of the principal collections received on the receivables during the preceding Collection Period plus the aggregate principal balance, net of Liquidation Proceeds received during that Collection Period and applied as principal collections, of all receivables that became Defaulted Receivables during that Collection Period will be applied in the following order of priority:

              o to pay principal on the class A-1 notes until they are paid in full;

              o to pay principal on the class A-2 notes until they are paid in full;

              o to pay principal on the class A-3 notes until they are paid in full;

              o to pay principal on the class A-4 notes until they are paid in full; and

              o to pay principal on the certificates until they are paid in full;

              provided, however, that, if the notes have been accelerated following an event of default under the indenture, any Available Funds remaining after payment of the amounts described in clause
              (2) above will be applied to pay principal to the holders of each class of notes, pro rata based on the outstanding principal balance of each class of notes, until the notes have been paid in full and then will be applied to pay principal to the certificateholders until the certificates have been paid in full;

         (5) Final Scheduled Payment Date -- if that payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full, after payment of the amounts described in clause (4) above, will be applied to pay principal to the holders of that class;

         (6) Reserve Account Deposit -- the amount, if any, necessary to increase the amount on deposit in the reserve account to the Specified Reserve Account Balance for that payment date will be deposited into the reserve account; and

         (7) Remaining Available Funds-- the amount remaining, if any, will be paid to the seller.

                             DESCRIPTION OF THE SALE
                             AND SERVICING AGREEMENT

         We will file a copy of the sale and servicing agreement with the SEC after the trust issues the securities. This summary describes some of the important terms of the sale and servicing agreement. This summary is not a complete description of the sale and servicing agreement and supplements the description of the general terms and provisions of any sale and servicing agreement set forth under "Description of the Receivables Transfer and Servicing Agreements" in the accompanying prospectus.

TRUST ACCOUNTS

         In addition to the collection account, the servicer will cause to be established:

         o one or more distribution accounts for the benefit of the noteholders, which accounts may be sub-accounts of the collection account;

         o a distribution account for the benefit of the certificateholders, which account may be a sub-account of the collection account; and

         o the reserve account, which account will be established in the name of the indenture trustee for the benefit of the securityholders.

SERVICING COMPENSATION

         The servicer will be entitled to receive on each payment date a servicing fee equal to 1/12 of 1.00% of the outstanding principal balance of the receivables as of the first day of the preceding Collection Period and the net investment income, if any, earned during the preceding Collection Period from the reinvestment of amounts on deposit in the collection account. The servicing fee will be paid on each payment date only to the extent of the funds deposited into the collection account with respect to the preceding Collection Period plus the funds, if any, deposited into the collection account on that payment date from the reserve account. In addition, the servicer will be entitled to retain as supplemental servicing compensation any late fees and other administrative fees and expenses collected with respect to the receivables. For a further discussion of servicing compensation, see "Description of the Receivables Transfer and Servicing Agreements -- Servicing Compensation" in the accompanying prospectus.

RIGHTS UPON EVENT OF SERVICING TERMINATION

         If an event of servicing termination has occurred and is continuing under the sale and servicing agreement, the indenture trustee or the holders of not less than a majority of the principal amount of the Controlling Class or, if the notes have been paid in full, the holders of not less than a majority of the principal balance of the certificates, may remove the servicer without the consent of any of the other securityholders. The certificateholders will not have the right to remove the servicer until the notes have been paid in full.

WAIVER OF PAST EVENTS OF SERVICING TERMINATION

         The holders of not less than a majority of the principal amount of the Controlling Class or, if the notes have been paid in full, the holders of not less than a majority of the principal balance of the certificates may, on behalf of all securityholders and subject to various exceptions set forth in the sale and servicing agreement, waive any event of servicing termination under the sale and servicing agreement and its consequences without the consent of any of the other securityholders, except for an event of servicing termination consisting of a failure to make any required deposits to or payments from any trust account. The certificateholders will not have the right to waive any event of servicing termination under the sale and servicing agreement until the notes have been paid in full.

DEPOSITS TO THE COLLECTION ACCOUNT

         The servicer will establish the collection account as described under "Description of the Receivables Transfer and Servicing Agreements--Trust Accounts" in the accompanying prospectus. In general, the servicer will not be required to deposit amounts collected with respect to the receivables into the collection account until the business day preceding the payment date following the Collection Period during which those collections were received. The servicer will be required to deposit collections on a daily basis if the bank is no longer the servicer, an event of servicing termination has occurred and is continuing under the sale and servicing agreement or any other condition set forth in the sale and servicing agreement is not met. On each payment date, the servicer will cause all other amounts constituting Available Funds for that payment date to be deposited into the collection account.

REPORTS TO THE TRUSTEE

         On the business day prior to each payment date, the servicer will provide the indenture trustee with various information with respect to the preceding Collection Period, including:

         o the aggregate amount of collections received on the receivables during that Collection Period;

         o the aggregate amount of receivables that became Defaulted Receivables during that Collection Period;

         o the aggregate amount of Advances to be remitted by the servicer on that payment date; and


         o the aggregate Purchase Amount of receivables to be repurchased by the seller or to be purchased by the servicer on that payment date.

RESERVE ACCOUNT

         The servicer will establish the reserve account in the name of the indenture trustee for the benefit of the securityholders. The seller will cause $[____________] to be deposited into the reserve account on the closing date. The amount on deposit in the reserve account may increase from time to time up to the Specified Reserve Account Balance through the deposit of Available Collections not needed to pay the Total Required Payment.

         On each payment date, the indenture trustee will withdraw from the reserve account and deposit into the collection account, to the extent of funds then on deposit in the reserve account, the following amounts:

         o the amount, if any, by which the Total Required Payment for that payment date exceeds the Available Collections for that payment date; and

         o    the Reserve Account Excess Amount for that payment date.

         All amounts on deposit in the reserve account will be invested by the indenture trustee, at the direction of the seller, in Permitted Investments. All investment earnings, net of losses and investment expenses, on amounts on deposit in the reserve account will be retained in the reserve account until withdrawn in accordance with the sale and servicing agreement. In general, Permitted Investments are limited to obligations or securities that will mature on or before the next payment date. Amounts on deposit in the reserve account may be invested in obligations or securities that will not mature on or prior to the next payment date, however, and that will not be sold to cover any shortfalls in Available Collections, if each Rating Agency has confirmed in writing that those investments will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of the securities.

         The reserve account is intended to increase the likelihood that the securityholders will receive the full amount of principal and interest due on the securities and to decrease the likelihood that the securityholders will experience losses on the securities. The amount on deposit in the reserve account is limited, however, and may not be sufficient to cover any shortfalls in Available Collections. If the amount required to be withdrawn from the reserve account to cover shortfalls in Available Collections exceeds the amount available to be withdrawn from the reserve account, a shortfall in the amounts distributed to the securityholders could result and the securityholders could suffer a loss on the securities.

         After the payment in full, or the provision for the payment in full, of all accrued and unpaid interest on the notes and the certificates and the outstanding principal balance of the notes and the certificates, any funds remaining on deposit in the reserve account will, subject to various limitations set forth in the sale and servicing agreement, be paid to the seller.

         The seller may at any time, without the consent of the securityholders, sell, transfer or assign in any manner its rights to and interests in distributions from the reserve account; provided, however, that:

         o each Rating Agency has confirmed in writing that the sale, transfer or assignment will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to any class of the securities;

         o the seller provides to the owner trustee and the indenture trustee an opinion of counsel to the effect that the sale, transfer or assignment will not cause the trust to be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes; and

         o the purchaser, transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions taken by the seller.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         In the opinion of McGuireWoods LLP, counsel for the bank and Federal Tax Counsel for the trust, for federal income tax purposes, the notes will be characterized as debt and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation. For a further discussion of the application of federal tax laws to the notes or the certificates, see "Material Federal Income Tax Consequences" in the accompanying prospectus.

         If you purchase notes, you will agree by your purchase that you will treat the notes as indebtedness for federal income tax purposes. If you purchase certificates, you will agree by your purchase that you will treat the trust as a partnership in which the certificateholders are partners for federal income tax purposes. The certificates may not be purchased by persons who are not U.S. Persons for federal income tax purposes.

                             STATE TAX CONSEQUENCES

         The tax discussion in the accompanying prospectus does not address the tax treatment of the trust, the notes, the certificates, the noteholders or the certificateholders under any state tax laws. You should consult your own tax advisors with respect to the state tax treatment of the trust as well as any state tax consequences to you of the purchase, ownership or disposition of notes or certificates.

                              ERISA CONSIDERATIONS

THE NOTES

         In general, the notes may be purchased by or on behalf of Plans. Although we cannot assure you in this regard, the notes should be treated as debt and not as equity interests for purposes of the Plan Assets Regulation because the notes:

         o are expected to be treated as indebtedness under local law and will, in the opinion of Federal Tax Counsel for the trust, be treated as debt, rather than equity, for federal income tax purposes; and

         o    should not be deemed to have any substantial equity features.

         The acquisition and holding of notes of any class by or on behalf of or with plan assets of a Plan could, however, give rise to a prohibited transaction under ERISA and Section 4975 of the Internal Revenue Code if the trust, the owner trustee, the indenture trustee, any certificateholder or any of their respective affiliates is or becomes a party in interest, as defined in ERISA, or a disqualified person, as defined in the Internal Revenue Code, with respect to the Plan. In this event, various exemptions from the prohibited transaction rules could be applicable to the acquisition and holding of notes by a Plan depending on the type and circumstances of the Plan fiduciary making the decision to acquire the notes.

         The notes may not be purchased with the asset of a Plan if the seller, an underwriter, the indenture trustee, the owner trustee, the servicer or any of their affiliates:

         o has investment or administrative discretion with respect to those assets;

         o has authority or responsibility to give, or regularly gives, investment advice with respect to those assets for a fee and pursuant to an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to those assets and will be based on the particular investment needs for the Plan; or

         o unless PTCE 95-60, PTCE 90-1 or PTCE 91-38 applies, is an employer maintaining or contributing to the Plan.

         Each person that acquires a note on behalf of or with plan assets of a Plan, by its acceptance of the note, will be deemed to represent that it satisfies the requirement in the preceding paragraph and that its acquisition and holding of the note are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, or a similar exemption. For a further discussion of the treatment of the notes under ERISA, see "ERISA Considerations" in the accompanying prospectus.

THE CERTIFICATES

         In general, the certificates may not be purchased by or on behalf of Plans. The characteristics of the certificates may not meet the requirements of the Exemption or any other prohibited transaction exemption issued under ERISA. As a result, transfers of the certificates will not be registered by the trustee unless the trustee receives:

         o a representation from the purchaser, acceptable to and in form and substance satisfactory to the trustee, that the purchaser is not a Plan, or a person acting on behalf of a Plan or using a Plan's assets to effect the transfer; or

         o if the purchaser is an insurance company, a representation from the purchaser that the purchaser is an insurance company that is purchasing the certificates with funds contained in an insurance company general account, as defined in Section V(a) of PTCE 95-60, and that the purchase and holding of the certificates are covered under Sections I and III of PTCE 95-60.

         Each purchaser of the certificates will be deemed by its acceptance of a certificate to have made the above representation to the trustee. If the representation is not true, the attempted transfer or purchase will be void. For a further discussion of the treatment of the certificates under ERISA, see "ERISA Considerations" in the accompanying prospectus.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement, the seller has agreed to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase from the seller, the initial principal amount of class A-1 notes, class A-2 notes, class A-3 notes and class A-4 notes set forth opposite its name below:

--------------------------------------------------------------------------------
           CLASS A-1 NOTES  CLASS A-2 NOTES   CLASS A-3 NOTES    CLASS A-4 NOTES
--------------------------------------------------------------------------------
 ...........
--------------------------------------------------------------------------------
 ...........
--------------------------------------------------------------------------------
 ...........
--------------------------------------------------------------------------------
 ...........
--------------------------------------------------------------------------------
Total......
--------------------------------------------------------------------------------

         The seller has been advised by the underwriters of the notes that they propose initially to offer the notes to the public at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the notes, the public offering prices may change.

         Subject to the terms and conditions set forth in the underwriting agreement, the seller has agreed to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase from the seller, the initial principal balance of the certificates set forth below opposite its name.

---------------------------------------------------------------
                                           CERTIFICATES
---------------------------------------------------------------
 ...................................
---------------------------------------------------------------
 ...................................
---------------------------------------------------------------
 ...................................
---------------------------------------------------------------
 ...................................
---------------------------------------------------------------
Total..............................
---------------------------------------------------------------

         The seller has been advised by the underwriters of the certificates that they propose initially to offer the certificates to the public at the applicable price set forth on the cover page of this prospectus supplement. After the initial public offering of the certificates, the public offering price may change.

         The underwriting discounts and commissions, the selling concessions that the underwriters of the notes and the certificates may allow to dealers and the discounts that those dealers may reallow to other dealers, expressed as a percentage of the initial principal amount of each class of notes or as a percentage of the principal balance of the certificates and as an aggregate dollar amount, will be as follows:


---------------------------------------------------------------------------------------------
                            Underwriting                            Selling      Reallowance
                           Discounts and          Net Proceeds      Concessions     Not to
                            Commissions         to the Seller(1)   Not to Exceed    Exceed
---------------------------------------------------------------------------------------------
Class A-1 Notes.........
---------------------------------------------------------------------------------------------
Class A-2 Notes.........
---------------------------------------------------------------------------------------------
Class A-3 Notes.........
---------------------------------------------------------------------------------------------
Class A-4 Notes.........
---------------------------------------------------------------------------------------------
Certificates............
---------------------------------------------------------------------------------------------
Total...................
---------------------------------------------------------------------------------------------

(1) The net proceeds to the seller are before deducting other expenses estimated to be $[____________].

         Until the distribution of the notes and the certificates is completed, rules of the SEC may limit the ability of the underwriters and various selling group members to bid for and purchase the notes and the certificates. As an exception to these rules, the underwriters are permitted to engage in various transactions that stabilize the price of the notes and the certificates. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the notes and the certificates.

         If the underwriters create a short position in the notes or the certificates in connection with this offering by selling more notes or certificates than are set forth on the cover page of this prospectus supplement, the underwriters may reduce that short position by purchasing notes or certificates, as the case may be, in the open market.

         The underwriters may also impose a penalty bid on various underwriters and selling group members. If the underwriters purchase notes or certificates in the open market to reduce their short position or to stabilize the price of those notes or certificates, they may reclaim the amount of the selling concession from any underwriter or selling group member who sold those notes or certificates, as the case may be, as part of the offering.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of those purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

         Neither the seller nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the notes or the certificates. In addition, neither the seller nor any of the underwriters makes any representation that the underwriters will engage in the transactions described above or that those transactions, if commenced, will not be discontinued without notice.

         There currently is no secondary market for the notes or the certificates. The underwriters expect to make a market in the notes and the securities but will not be obligated to do so. We cannot assure you that a secondary market for the notes or the certificates will develop. If a secondary market for the notes or the certificates does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your notes or certificates.

         The indenture trustee may, from time to time, invest amounts on deposit in the collection account and the reserve account in investments acquired from or issued by the underwriters.

         In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the seller and its affiliates.

         The seller has agreed to indemnify the underwriters against various liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments which the underwriters may be required to make in respect of those liabilities.

         The closings of the sale of each class of notes and the certificates are conditioned on the closing of the sale of each other class of notes and the certificates.

         Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by that investor's representative within the period during which there is an obligation to deliver a prospectus, the seller or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the accompanying prospectus.

                                 LEGAL OPINIONS

         Certain legal and federal income tax matters relating to the notes and the certificates will be passed upon for the seller and the servicer by McGuireWoods LLP, Richmond, Virginia. Certain legal matters relating to the certificates will be passed upon for the seller and the servicer by [____________________]. Certain legal matters relating to the notes and the certificates will be passed upon for the underwriters by Brown & Wood, LLP, New York, New York.

                                GLOSSARY OF TERMS

         The following defined terms are used in this prospectus supplement. The additional defined terms used in this prospectus supplement are defined under "Glossary of Terms" in the accompanying prospectus.

         "ABS Tables" means the table on page S-[__] of this prospectus supplement captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and the table on page S-[__] of this prospectus supplement captioned "Percent of Initial Principal Balance at Various ABS Percentages."

         "Available Collections" means, for any payment date, the sum of the following amounts:

         o all collections received on the receivables during the preceding Collection Period, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

         o all Liquidation Proceeds received during the preceding Collection Period;

         o    all Recoveries received during the preceding Collection Period;

         o    all Advances remitted by the servicer on that payment date;

         o the Purchase Amount of each receivable that was repurchased by the seller or purchased by the servicer under an obligation which arose during the preceding Collection Period; and

         o all partial prepayments of any refunded item included in the principal balance of a receivable, such as extended warranty protection plan costs or theft, physical damage, credit life or credit disability insurance premiums, received during the preceding Collection Period;

provided, however, that the Available Collections for any payment date will exclude the following amounts:

         o collections received on any receivable to the extent that the servicer has previously made an unreimbursed Advance with respect to that receivable and the amount received exceeds the accrued and unpaid interest on that receivable;

         o collections received on any receivable to the extent that the servicer has previously made an unreimbursed Advance with respect to that receivable which is not recoverable from collections on that receivable;

         o collections and proceeds, including Liquidation Proceeds and Recoveries, received on any receivable the Purchase Amount of which has been included in the Available Collections for a prior payment date; and

         o Liquidation Proceeds and Recoveries with respect to accrued and unpaid interest on any receivable, but only to the extent of any unreimbursed Advances on that receivable.

         "Available Funds" means, for any payment date, the sum of the Available Collections for that payment date and the funds, if any, to be withdrawn from the reserve account and deposited into the collection account on that payment date as described under "Description of the Sale and Servicing Agreement -- Reserve Account" in this prospectus supplement.

         "Collection Period" means, with respect to the first payment date, the period from but excluding the cut-off date to and including [____________], 20[__], and, with respect to each subsequent payment date, the calendar month preceding that payment date.

         "Controlling Class" means the class A notes voting together as a single class.

         "Federal Tax Counsel" means McGuireWoods LLP.

         "Liquidation Proceeds" means, with respect to any receivable that has become a Defaulted Receivable, all insurance proceeds received by the servicer with respect to the related financed vehicle or the related obligor, all amounts received by the servicer through the exercise of rights under that receivable and all other monies collected by the servicer with respect to that receivable from whatever source, including but not limited to proceeds received from the repossession and sale of the related financed vehicle and amounts recovered from the related dealer, in each case net of all related expenses incurred by the servicer and any payments required by law to be remitted to the related obligor; provided, however, that Liquidation Proceeds with respect to a receivable will only include amounts received or collected by the servicer during the Collection Period in which that receivable became a Defaulted Receivable.

         "Recoveries" means, with respect to any receivable that has become a Defaulted Receivable, all insurance proceeds received by the servicer with respect to the related financed vehicle or the related obligor, all amounts received by the servicer through the exercise of rights under that receivable and all other monies collected by the servicer with respect to that receivable from whatever source, including but not limited to proceeds received from the repossession and sale of the related financed vehicle and amounts recovered from the related dealer, in each case net of all related expenses incurred by the servicer and any payments required by law to be remitted to the related obligor; provided, however, that Recoveries with respect to a receivable will only include amounts received or collected by the servicer after the Collection Period in which that receivable became a Defaulted Receivable.

         "Reserve Account Excess Amount" means, with respect to any payment date, the amount equal to the excess, if any, of:

         o the amount of cash or other immediately available funds on deposit in the reserve account on that payment date, after giving effect to any withdrawals from the reserve account made on that payment date to fund the Total Required Payment for that payment date; over

         o    the Specified Reserve Account Balance for that payment date.

         "Specified Reserve Account Balance" means, for any payment date, [____]% of the aggregate principal balance of the receivables as of the last day of the preceding Collection Period; provided, however, that the Specified Reserve Account Balance for any payment date will not be less than the lesser of $[____________] and the aggregate principal balance of the receivables as of the last day of the preceding Collection Period.

         "Total Required Payment" means, for any payment date, the sum of:

         o the monthly servicing fee for that payment date, plus any unpaid monthly servicing fees for previous payment dates;

         o the interest due to the noteholders on that payment date, plus any unpaid note interest for previous payment dates;

         o the interest due to the certificateholders on that payment date, plus any unpaid certificate interest for previous payment dates;

         o the sum of the principal collections received on the receivables during the preceding Collection Period plus the aggregate principal balance, net of Liquidation Proceeds and Recoveries received during that Collection Period and applied as principal collections, of all receivables that became Defaulted Receivables during that Collection Period; and

         o if that payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full, after payment of the amounts described in the preceding clause;

provided, however, that if the notes have been accelerated following an event of default under the indenture, the Total Required Payment for any payment date will equal the sum of:

         o the monthly servicing fee for that payment date, plus any unpaid monthly servicing fees for previous payment dates;

         o the interest due to the noteholders on that payment date, plus any unpaid note interest for previous payment dates;

         o the interest due to the certificateholders on that payment date, plus any unpaid certificate interest for previous payment dates; and

         o    the amount necessary to pay each class of securities in full.

               SUBJECT TO COMPLETION, DATED [____________], 20[__]

PROSPECTUS SUPPLEMENT

(TO PROSPECTUS DATED [____________], 20[__])

                                 $[------------]

                     WACHOVIA AUTO GRANTOR TRUST 20[__]-[__]
                                     Issuer

                               WACHOVIA BANK, N.A.
                               Seller and Servicer


-----------------------------------------       THE TRUST WILL ISSUE THE FOLLOWING
BEFORE YOU PURCHASE THE CERTIFICATES,           CERTIFICATES:
BE SURE TO READ THE RISK FACTORS
BEGINNING ON PAGE S-[__] OF THIS                                        Principal     Interest   Final Scheduled
PROSPECTUS SUPPLEMENT AND THE RISK                                      Balance        Rate      Payment Date
FACTORS SET FORTH IN THE ACCOMPANYING                                   -------      --------   ---------------
PROSPECTUS.                                     Class A Certificates..
                                                Class B Certificates..
The certificates are not deposits, and
neither the certificates nor the                -----------
underlying motor vehicle installment            o   The trust will pay principal and
sale contracts are insured or                       interest on the certificates on the
guaranteed by the FDIC or any other                 [15]th day of each month or, if that
governmental authority.                             day is not a business day, on the
                                                    following business day, beginning
The certificates represent interests                [____________], 20[__].
in the trust only and do not represent
obligations of or interests in                  o   The class B certificates are
Wachovia Bank, N.A. or any of its                   subordinated to the class A
affiliates.                                         certificates.

This prospectus supplement may be used          THE UNDERWRITERS ARE OFFERING THE
to offer and sell the certificates              FOLLOWING CERTIFICATES BY THIS
only if accompanied by the prospectus.          PROSPECTUS SUPPLEMENT:
-----------------------------------------
                                                                         Initial Public    Underwriting   Proceeds to the
                                                                         Offering Price (1)    Discount      Seller (1)(2)
                                                                         ------------------    --------      -------------

                                                Per Class A Certificate
                                                Per Class B Certificate
                                                Total..................
                                                -------------
                                                (1) The price of the certificates will
                                                    also include interest accrued on the
                                                    certificates, if any, from
                                                    [____________], 20[__].

                                                (2) The proceeds to the seller will be
                                                    reduced by expenses payable by the
                                                    seller, which expenses are estimated
                                                    to be $[____________].

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITERS]

        The date of this prospectus supplement is [____________], 20[__]

                   TABLE OF CONTENTS


READING THIS PROSPECTUS
  SUPPLEMENT AND THE
  ACCOMPANYING PROSPECTUS.........................S-1


SUMMARY...........................................S-2


RISK FACTORS......................................S-7


THE TRUST........................................S-12

   Limited Purpose and Limited Assets............S-12
   The Trustee...................................S-12

THE RECEIVABLES..................................S-13

   Selection Criteria............................S-13
   Pool Characteristics..........................S-14
   Delinquency and Loss Experience...............S-16

HOW YOU CAN COMPUTE YOUR
  PORTION OF THE AMOUNT
  OUTSTANDING ON THE CERTIFICATES................S-19

MATURITY AND PREPAYMENT CONSIDERATIONS...........S-19

   Weighted Average Life of the Certificates.....S-20

DESCRIPTION OF THE CERTIFICATES..................S-24

   Interest Distributions........................S-24
   Principal Distributions.......................S-24
   Subordination of the Class B Certificates.....S-24
   Optional Prepayment...........................S-25


SOURCES AND APPLICATION OF AVAILABLE FUNDS.......S-25

   Sources of Available Funds....................S-25
   Application of Available Funds................S-26

DESCRIPTION OF THE POOLING AND
   SERVICING AGREEMENTS..........................S-27

   Trust Accounts................................S-27
   Servicing Compensation........................S-27
   Rights Upon Event of Servicing Termination....S-28
   Waiver of Past Events of Servicing
     Termination.................................S-28
   Deposits to the Collection Account............S-28
   Reports to the Trustee........................S-28
   Reserve Account...............................S-29

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........S-31

STATE TAX CONSEQUENCES...........................S-31

ERISA CONSIDERATIONS.............................S-31

   The Class A Certificates......................S-31
   The Class B Certificates......................S-31

UNDERWRITING.....................................S-32

LEGAL OPINIONS...................................S-34

GLOSSARY OF TERMS................................S-35

                     READING THIS PROSPECTUS SUPPLEMENT AND
                           THE ACCOMPANYING PROSPECTUS

         We provide information about your certificates in two separate documents that offer varying levels of detail:

         o the accompanying prospectus provides general information, some of which may not apply to your certificates; and

         o this prospectus supplement provides specific information about the terms of your certificates.

         You must read both this prospectus supplement and the accompanying prospectus in their entirety to understand fully the structure and terms of your certificates. If the information in this prospectus supplement varies from the information in the accompanying prospectus, you should rely on the information in this prospectus supplement.

         You should rely only on the information contained in, or incorporated by reference into, this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with additional or different information.

         We include in this prospectus supplement and the accompanying prospectus cross-references to sections in those documents where you can find further related discussions. You should refer to the table of contents in the front of each document to locate the referenced sections.

         We include in this prospectus supplement and the accompanying prospectus a number of capitalized terms. You should refer to the glossary of defined terms on page S-[__] of this prospectus supplement and the glossary of defined terms on page [__] of the accompanying prospectus for the definitions of these capitalized terms.

         As used in this prospectus supplement, the term "we" refers to Wachovia Bank, N.A.

--------------------------------------------------------------------------------

                                     SUMMARY

         This summary describes the main terms of your certificates. This summary does not contain all of the information that may be important to you and does not describe all of the terms of your certificates. You will need to read both this prospectus supplement and the accompanying prospectus in their entirety to understand fully the structure and terms of your certificates.

THE ISSUER

Wachovia Auto Grantor Trust 20[__]-[__], a Delaware common law trust referred to in this prospectus supplement as the trust, will issue the certificates.

THE SELLER AND THE SERVICER

Wachovia Bank, N.A., a national banking association referred to in this prospectus supplement as the bank, will sell a pool of motor vehicle installment sale contracts to the trust and will service the contracts on behalf of the trust.

THE TRUSTEE

[_______________], a [_______________], will serve as trustee with respect to the certificates.

CLOSING DATE

The trust expects to issue the certificates on or about [____________], 20[__].

PAYMENT DATES

The trust will pay principal and interest on the certificates on the [15]th day of each month or, if that day is not a business day, on the following business day, beginning [____________], 20[__]. On each payment date, the trust will pay principal and interest to the holders of the certificates as of the related record date.

RECORD DATES

The record date with respect to any payment date will be the day immediately preceding that payment date or, if the certificates have been issued in fully-registered, certificated form, the last day of the preceding month.

CUT-OFF DATE

The cut-off date with respect to the trust will be [____________], 20[__].

THE TRUST PROPERTY

The property of the trust will consist of the following:

o a pool of motor vehicle installment sale contracts originated by dealers for assignment to the bank and secured by new and used motor vehicles, which contracts are referred to in this prospectus supplement as the receivables;

o all collections received on the receivables after the close of business on the cut-off date, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

o    the security interests in the financed vehicles;

o the proceeds, if any, from claims on or refunds of premiums with respect to the theft, physical damage, credit life or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     credit disability insurance policies, if any, covering the financed vehicles or the related obligors;

o all amounts on deposit from time to time in the accounts maintained for the trust other than the net investment income, if any, earned from the reinvestment of amounts on deposit in the collection account; and

o    the other property described in this prospectus supplement.

For a further discussion of the receivables and the other property supporting the certificates, see "The Receivables" in this prospectus supplement.

POOL CHARACTERISTICS

The receivables will have the following characteristics as of the closing date:

------------------------------------------------------
o    Aggregate Outstanding
     Principal Balance.........
------------------------------------------------------
o    Number of
     Receivables...............
------------------------------------------------------
o    Average Outstanding
     Principal Balance.........
------------------------------------------------------
o    Average Original
     Amount Financed...........
------------------------------------------------------
o    Original Amount
     Financed (Range)..........
------------------------------------------------------
o    Weighted Average
     Contract Rate.............
------------------------------------------------------
o    Contract Rate
     (Range)...................
------------------------------------------------------
o    Weighted Average
     Original Term.............
------------------------------------------------------
o    Original Term
     (Range)...................
------------------------------------------------------
o    Weighted Average
     Remaining Term............
------------------------------------------------------
o    Remaining Term (Range)....
------------------------------------------------------

For a further discussion of the characteristics of the receivables, see "The Receivables -- Pool Characteristics" in this prospectus supplement.

INTEREST PAYMENTS

In general, the trust will pay interest on each class of certificates on each payment date in an amount equal to the product of:

o    the interest rate applicable to that class;

o a fraction, the numerator of which is 30, or, in the case of the first payment date, [__], and the denominator of which is 360; and

o the outstanding principal balance of that class as of the close of business on the preceding payment date, or, in the case of the first payment date, as of the close of business on the closing date.

Any interest not paid on a payment date will be payable on the following payment date, together with additional interest on the unpaid amount at the interest rate applicable to the related class.

PRINCIPAL PAYMENTS

In general, the trust will pay principal to the holders of each class of certificates on each payment date in an amount equal to the product of the principal allocation percentage for that class and the sum of:

o the principal collections received on the receivables during the preceding collection period; plus

o the aggregate principal balance, net of liquidation proceeds applied as principal collections, of all receivables that became defaulted receivables during the preceding collection period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The principal balance of each class of certificates will be payable in full on the final scheduled payment date for that class.

APPLICATION OF AVAILABLE FUNDS

On each payment date, the trust will apply the available collections received on the receivables during the preceding collection period, other than collections applied to reimburse servicer advances, and all amounts withdrawn from the reserve account on that payment date to make the following payments in the following order of priority:

(1) an amount equal to the monthly servicing fee for that payment date, plus any unpaid monthly servicing fees for previous payment dates, will be paid to the servicer;

(2) an amount equal to the interest due to the class A certificateholders on that payment date, plus any unpaid class A certificate interest for previous payment dates, will be paid to the class A certificateholders;

(3) an amount equal to the interest due to the class B certificateholders on that payment date, plus any unpaid class B certificate interest for previous payment dates, will be paid to the class B certificateholders;

(4) an amount equal to the principal due to the class A certificateholders on that payment date will be applied to pay principal to the class A certificateholders;

(5) an amount equal to the principal due to the class B certificateholders on that payment date will be applied to pay principal to the class B certificateholders;

(6) the amount, if any, necessary to increase the amount on deposit in the reserve account to the required amount will be deposited into the reserve account; and

(7)  the amount remaining, if any, will be paid to the seller.

For a further discussion of the sources and application of available funds on each payment date, see "Sources and Application of Available Funds" in this prospectus supplement.

CREDIT ENHANCEMENT

The credit enhancement for the class A certificates will be the subordination of the class B certificates and the reserve account. The credit enhancement for the class B certificates will be the reserve account.

The class B certificateholders will not receive interest payments on any payment date until the class A certificateholders have received all interest payments required to be made to the class A certificateholders on that payment date.

The class B certificateholders will not receive principal payments on any payment date until the class A certificateholders have received all principal and interest payments required to be made to the class A certificateholders on that payment date.

For a further discussion of the subordination of the class B certificates, see "Sources and Application of Available Funds" in this prospectus supplement.

The servicer will establish with the trustee, for the benefit of the certificateholders, a reserve account into which excess collections on the receivables will be deposited and from which amounts may be withdrawn to make required payments on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the certificates. The seller will cause $[____________] to be deposited into the reserve account on the closing date.

For a further discussion of the reserve account, see "Description of the Pooling and Servicing Agreement -- Reserve Account" in this prospectus supplement.

OPTION TO PURCHASE

The servicer will have the option to purchase the receivables on any payment date on or after which the aggregate principal balance of the receivables has declined to [__]% or less of the aggregate principal balance of the receivables as of the close of business on the cut-off date. The purchase price will equal the aggregate principal balance of the receivables plus accrued and unpaid interest on the receivables to the date of purchase at the weighted average interest rate borne by the certificates. If the servicer purchases the receivables, the trust will apply the purchase price to prepay the certificates in full.

SERVICING COMPENSATION

The servicer will be entitled to receive on each payment date a servicing fee equal to 1/12 of 1.00% of the outstanding principal balance of the receivables as of the first day of the preceding collection period and the net investment income, if any, earned during the preceding collection period from the reinvestment of amounts on deposit in the collection account. In addition, the servicer will be entitled to retain as supplemental servicing compensation any late fees and other administrative fees and expenses collected with respect to the receivables.

CERTIFICATE RATINGS

It is a condition to the issuance of the certificates that:

o the class A certificates be rated in the [highest] long-term category by at least [two] nationally recognized statistical rating organizations; and

o [the class B certificates be rated "[____]" or its equivalent by at least [two] nationally recognized statistical rating organizations].

A rating is not a recommendation to purchase, hold or sell securities and does not address market price or suitability for a particular investor.

MINIMUM DENOMINATIONS

The certificates will be issued in minimum denominations of $[1,000] and integral multiples of $[1,000].

REGISTRATION, CLEARANCE AND SETTLEMENT

[The certificates will be issued in book-entry form and may be held through DTC in the United States or through Clearstream or the Euroclear system in Europe.]

TAX STATUS

McGuireWoods LLP will deliver its opinion that for federal income tax purposes the trust will be characterized as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation.

For a further discussion of the application of federal tax laws to the certificates, see "Material Federal Income Tax Consequences" in this prospectus supplement and the accompanying prospectus .

ERISA CONSIDERATIONS

In general, the class A certificates are eligible for purchase by employee benefit plans or individual retirement accounts, subject to the considerations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus.

In general, the class B certificates may not be acquired by employee benefit plans or individual retirement accounts. An insurance company using its general account, however, may acquire the certificates, subject to the considerations discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus.

INVESTOR INFORMATION

The mailing address of the bank is 100 North Main Street, Winston-Salem, North Carolina 27150. You may request copies of the transaction documents relating to the trust by calling (336) 770-5000.

--------------------------------------------------------------------------------

                                  RISK FACTORS

         You should consider the following risk factors in deciding whether to purchase any of the certificates.

THE RESERVE ACCOUNT MAY NOT BE                 The amount on deposit in the
SUFFICIENT TO PREVENT PAYMENT DELAYS           reserve account will be used to
OR LOSSES ON THE CERTIFICATES                  fund the payment of principal and
                                               interest to the
                                               certificateholders on each
                                               payment date if available
                                               collections received on the
                                               receivables, including amounts
                                               recovered in connection with the
                                               repossession and sale of financed
                                               vehicles that secure defaulted
                                               receivables, are not sufficient
                                               to make that payment. We cannot
                                               assure you, however, that the
                                               amount on deposit in the reserve
                                               account will be sufficient to
                                               prevent payment delays or losses
                                               on your certificates.

                                               If the receivables experience
                                               higher losses than were projected
                                               by the rating agencies in rating
                                               the certificates, the funds
                                               available on any payment date may
                                               not be sufficient to pay in full
                                               the principal and interest due to
                                               the certificateholders on that
                                               payment date. If available
                                               collections received on the
                                               receivables and amounts on
                                               deposit in the reserve account
                                               are not sufficient on any payment
                                               date to pay in full the principal
                                               and interest due to the
                                               certificateholders on that
                                               payment date, you will suffer
                                               payment delays with respect to
                                               your certificates. If the amount
                                               of that insufficiency is not
                                               offset on subsequent payment
                                               dates, you will experience losses
                                               with respect to your
                                               certificates. For a further
                                               discussion of the reserve
                                               account, see "Description of the
                                               Pooling and Servicing Agreement
                                               -- Reserve Account" in this
                                               prospectus supplement.

THE SUBORDINATION OF THE CLASS B               The subordination of the class
CERTIFICATES MAY B NOT BE SUFFICIENT           certificates is intended to
TO PREVENT PAYMENT DELAYS OR LOSSES ON         increase the likelihood that you
THE CLASS A CERTIFICATES                       will receive the full amount of
                                               principal and interest due on
                                               your class A certificates and to
                                               decrease the likelihood that you
                                               will
                                               experience losses on your class A
                                               certificates. We cannot assure
                                               you, however, that the
                                               subordination of the class B
                                               certificates will be sufficient
                                               to prevent payment delays or
                                               losses on your class A
                                               certificates.

                                               If the receivables experience
                                               higher losses than were projected
                                               by the rating agencies in rating
                                               the class A certificates, the
                                               funds available on any payment
                                               date may not be sufficient to pay
                                               in full the principal and
                                               interest due to the class A
                                               certificateholders on that
                                               payment date, even if those funds
                                               are not used to pay interest or
                                               principal to the class B
                                               certificateholders. If available
                                               collections received on the
                                               receivables, including amounts
                                               recovered in connection with the
                                               repossession and sale of financed
                                               vehicles that secure defaulted
                                               receivables, and amounts on
                                               deposit in the reserve account
                                               are not sufficient on any payment
                                               date to pay in full the principal
                                               and interest due to the class A
                                               certificateholders on that
                                               payment date, you will suffer
                                               payment delays with respect to
                                               your class A certificates. If the
                                               amount of that insufficiency is
                                               not offset on subsequent payment
                                               dates, you will experience losses
                                               with respect to your class A
                                               certificates. For a further
                                               discussion of the subordination
                                               of the class B certificates, see
                                               "Description of the Certificates
                                               -- Subordination of Class B
                                               Certificates" in this prospectus
                                               supplement.

YOU WILL BEAR ADDITIONAL CREDIT RISK           The class B certificates are
IF YOU HOLD CLASS B CERTIFICATES               subject to greater credit risk
                                               than the class A certificates
                                               because payments of principal and
                                               interest on the class B
                                               certificates are subordinated, to
                                               the extent described below, to
                                               payments of principal and
                                               interest on the class A
                                               certificates.

                                               The class B certificateholders
                                               will not receive interest
                                               payments on any payment date
                                               until the class A
                                               certificateholders have
                                               received all interest payments
                                               required to be made to the class
                                               A certificateholders on that
                                               payment date. The class B
                                               certificateholders will not
                                               receive principal payments on any
                                               payment date until the class A
                                               certificateholders have received
                                               all principal and interest
                                               payments required to be made to
                                               the class A certificateholders on
                                               that payment date.

                                               For a further discussion of the
                                               subordination of the class B
                                               certificates, see "Sources and
                                               Application of Available Funds"
                                               in this prospectus supplement.

YOU MAY BEAR ADDITIONAL RISK AS A              As of [____________], 20[__],
RESULT OF THE GEOGRAPHIC CONCENTRATION         [____]%, [____]%, [____]%,
OF THE OBLIGORS                                [____]%, [____]% and [____]% of
                                               the receivables, based on
                                               outstanding principal balance,
                                               related to obligors with mailing
                                               addresses in Florida, Georgia,
                                               North Carolina, South Carolina,
                                               Tennessee and Virginia,
                                               respectively. As a result of this
                                               geographic concentration,
                                               economic, social, legal and other
                                               factors affecting these states
                                               could cause the number of
                                               delinquent or defaulted
                                               receivables or the rate of
                                               prepayments on the receivables to
                                               increase or could cause the
                                               amount recovered with respect to
                                               defaulted receivables to
                                               decrease. These factors include,
                                               but are not limited to:

                                               o  unemployment rates: for
                                                  example, if a material number
                                                  of obligors located in one or
                                                  more concentration states were
                                                  to lose their jobs, the number
                                                  of delinquent or defaulted
                                                  receivables could increase;

                                               o  changes in consumer debt
                                                  levels: for example, if
                                                  uncertain economic conditions
                                                  in one or more concentration
                                                  states were to cause a
                                                  material number of obligors
                                                  located in those states to
                                                  begin prepaying outstanding
                                                  loans, the rate of prepayments
                                                  on the receivables
                                                  could increase;

                                               o  the enactment of new laws that
                                                  further regulate the motor
                                                  vehicle lending industry: for
                                                  example, if one or more
                                                  concentration states were to
                                                  enact legislation imposing
                                                  additional restrictions on the
                                                  repossession and sale of
                                                  financed vehicles, the amount
                                                  recovered with respect to
                                                  defaulted receivables governed
                                                  by the laws of those states
                                                  could decrease; and

                                               o  natural disasters: for
                                                  example, if a hurricane or
                                                  other natural disaster
                                                  affecting one or more
                                                  concentration states were to
                                                  materially adversely affect
                                                  commercial and financial
                                                  activities in those states,
                                                  the number of delinquent or
                                                  defaulted receivables could
                                                  increase.

                                               If the receivables experience
                                               higher delinquencies or losses
                                               than were projected by the rating
                                               agencies in rating the
                                               certificates, or if the amount
                                               recovered with respect to
                                               defaulted receivables decreases,
                                               the funds available on any
                                               payment date may not be
                                               sufficient to pay in full the
                                               principal and interest due on
                                               that payment date and you may
                                               experience payment delays or
                                               losses with respect to your
                                               certificates. If prepayments on
                                               the receivables are more rapid
                                               than expected, you may receive
                                               payments on your certificates
                                               earlier than expected and may not
                                               be able to reinvest those
                                               payments at a rate of return that
                                               is equal to or greater than the
                                               rate of return on your
                                               certificates.

YOU MAY BE LIMITED IN YOUR ABILITY TO          The certificates will not be
RESELL YOUR CERTIFICATES BECAUSE OF            listed on a securities exchange.
THE ABSENCE OF A SECONDARY MARKET              The underwriters intend to make a
                                               secondary market for the
                                               certificates by offering to
                                               purchase them from investors but
                                               will not be obligated to do so
                                               and may stop offering to purchase
                                               certificates at any time. In
                                               addition, the
                                               amount, if any, offered for the
                                               certificates by the underwriters
                                               might be less than the amount
                                               that other potential purchasers
                                               would offer if given the
                                               opportunity to purchase the
                                               certificates. As a result, you
                                               may not be able to sell your
                                               certificates at the desired time
                                               or price.

YOU MAY NOT BE ABLE TO EXERCISE                The certificates will initially
DIRECTLY YOUR RIGHTS AS A                      be issued in book-entry form and
CERTIFICATEHOLDER                              will initially be represented by
                                               one or more physical certificates
                                               registered in the name of Cede &
                                               Co., the nominee of The
                                               Depository Trust Company. Unless
                                               and until Definitive Securities
                                               are issued under the limited
                                               circumstances described in the
                                               accompanying prospectus, you will
                                               not be recognized by the trustee
                                               as a certificateholder and will
                                               only be permitted to exercise the
                                               rights of a certificateholder
                                               indirectly through DTC and its
                                               participants. For a further
                                               discussion of the book-entry
                                               registration process, see
                                               "Registration of the Securities"
                                               in the accompanying prospectus.

                                    THE TRUST

LIMITED PURPOSE AND LIMITED ASSETS

         Wachovia Auto Grantor Trust 20[__]-[__] will be formed under a pooling and servicing agreement dated as of [____________], 20[__] between the bank, as seller and servicer, and [_______________], as trustee. The trust will not engage in any activity other than acquiring, holding and managing the assets of the trust, including the receivables, and the proceeds of those assets, issuing the certificates and making payments on the certificates.

         The trust will issue the certificates to or upon the order of the seller in exchange for the receivables and an initial deposit of $[__________] into the reserve account. The trust property will also include:

         o all collections received on the receivables after the close of business on the cut-off date, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

         o    the security interests in the financed vehicles;

         o the proceeds, if any, from claims on or refunds of premiums with respect to the theft, physical damage, credit life or credit disability insurance policies, if any, covering the financed vehicles or the related obligors;

         o the seller's rights to various documents and instruments relating to the receivables;

         o all amounts on deposit from time to time in the accounts maintained for the trust, other than the net investment income, if any, earned from the reinvestment of amounts on deposit in the collection account; and

         o    all proceeds of the above items.

         Each certificate will represent a fractional undivided interest in the trust.

THE TRUSTEE

         [_______________] will be the trustee under the pooling and servicing agreement. [_______________] is a [_______________], and its principal office is located at [______________________________]. The seller and its affiliates may maintain normal commercial banking relations with the trustee and its affiliates.

                                 THE RECEIVABLES

         The receivables will consist of a pool of motor vehicle installment sale contracts originated by dealers for assignment to the bank and secured by new and used passenger cars, minivans, sport utility vehicles or light-duty trucks. The seller will sell the receivables to the trust on the closing date.

SELECTION CRITERIA

         The bank selected the receivables from its portfolio of motor vehicle installment sale contracts on the basis of several criteria, some of which are described under "The Receivables" in the accompanying prospectus. These criteria include the following, in each case as of the close of business on the cut-off date:

         o    each receivable is a simple interest receivable;

         o each receivable has an original amount financed of not greater than $[__________];

         o each receivable has an outstanding principal balance of not less than $[__________];

         o each receivable has a contract rate of interest of not less than [____]% and not greater than [____]%;

         o each receivable has a scheduled maturity of not later than [____________], 20[__];

         o each receivable has an original term to maturity of not less than [____] months and not greater than [____] months; and

         o each receivable has a remaining term to maturity of not less than [____] months and not greater than [____] months.

         The bank did not use any selection procedures that it believed to be adverse to the certificateholders in selecting the receivables to be sold to the trust.

POOL CHARACTERISTICS

         The following tables set forth information with respect to the receivables as of the close of business on the cut-off date. The sum of the percentages presented may be less than or greater than 100% due to rounding.

                         COMPOSITION OF THE RECEIVABLES
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------------------------------------------
                                                   New                Used
                                            Financed Vehicles     Financed Vehicles           Total
--------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
Number of Receivables
--------------------------------------------------------------------------------------------------------------------
Average Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
Average Original Amount Financed
--------------------------------------------------------------------------------------------------------------------
Original Amount Financed (Range)
--------------------------------------------------------------------------------------------------------------------
Weighted Average Contract Rate
--------------------------------------------------------------------------------------------------------------------
Contract Rate (Range)
--------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term
--------------------------------------------------------------------------------------------------------------------
Original Term (Range)
--------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term
--------------------------------------------------------------------------------------------------------------------
Remaining Term (Range)
--------------------------------------------------------------------------------------------------------------------

         As used in the composition table, weighted average original term and weighted average remaining term are calculated based on the scheduled maturities of the receivables and assuming no prepayments of the receivables.

                DISTRIBUTION OF THE RECEIVABLES BY REMAINING TERM
                             AS OF THE CUT-OFF DATE


-------------------------------------------------------------------------------------
                                     Percentage                       Percentage
                                     of Total                             of
Remaining               Number of    Number of      Aggregate           Aggregate
Term Range             Receivables  Receivables  Principal Balance  Principal Balance
-------------------------------------------------------------------------------------
  1 to 12 months...
-------------------------------------------------------------------------------------
13 to 24 months...
-------------------------------------------------------------------------------------
25 to 36 months...
-------------------------------------------------------------------------------------
37 to 48 months...
-------------------------------------------------------------------------------------
49 to 60 months...
-------------------------------------------------------------------------------------
61 to 72 months...
-------------------------------------------------------------------------------------
    Total.........
-------------------------------------------------------------------------------------

                DISTRIBUTION OF THE RECEIVABLES BY CONTRACT RATE
                             AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
                                Percentage                       Percentage
                                of Total                             of
Contract          Number of    Number of      Aggregate           Aggregate
Rate Change      Receivables  Receivables  Principal Balance  Principal Balance
--------------------------------------------------------------------------------
 5.000 to  5.999%..
--------------------------------------------------------------------------------
 6.000 to  6.999%..
--------------------------------------------------------------------------------
 7.000 to  7.999%..
--------------------------------------------------------------------------------
 8.000 to  8.999%..
--------------------------------------------------------------------------------
 9.000 to  9.999%..
--------------------------------------------------------------------------------
10.000 to 10.999%..
--------------------------------------------------------------------------------
11.000 to 11.999%..
--------------------------------------------------------------------------------
12.000 to 12.999%..
--------------------------------------------------------------------------------
13.000 to 13.999%..
--------------------------------------------------------------------------------
14.000 to 14.999%..
--------------------------------------------------------------------------------
15.000 to 15.999%..
--------------------------------------------------------------------------------
16.000 to 16.999%..
--------------------------------------------------------------------------------
17.000 to 17.999%..
--------------------------------------------------------------------------------
More than 17.999%..
--------------------------------------------------------------------------------
    Total..........
--------------------------------------------------------------------------------

           DISTRIBUTION OF THE RECEIVABLES BY OBLIGOR MAILING ADDRESS
                             AS OF THE CUT-OFF DATE


-----------------------------------------------------------------------------------
                                 Percentage                       Percentage
                                 of Total                             of
Obligor             Number of    Number of      Aggregate          Aggregate
Mailing Address    Receivables  Receivables  Principal Balance   Principal Balance
-----------------------------------------------------------------------------------
Florida...........
-----------------------------------------------------------------------------------
Georgia...........
-----------------------------------------------------------------------------------
North Carolina....
-----------------------------------------------------------------------------------
South Carolina....
-----------------------------------------------------------------------------------
Tennessee.........
-----------------------------------------------------------------------------------
Virginia..........
-----------------------------------------------------------------------------------
Other.............
-----------------------------------------------------------------------------------
    Total.........
-----------------------------------------------------------------------------------

         DISTRIBUTION OF THE RECEIVABLES BY REMAINING PRINCIPAL BALANCE
                             AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------
                                        Percentage                     Percentage
Remaining                                of Total                           of
Principal                  Number of     Number of       Aggregate  Aggregate Principal
Balance (Range)            Receivables  Receivables  Principal Balance   Balance
----------------------------------------------------------------------------------------
$  2,000 to $  4,999.......
----------------------------------------------------------------------------------------
$  5,000 to $  9,999.......
----------------------------------------------------------------------------------------
$10,000 to $14,999.........
----------------------------------------------------------------------------------------
$15,000 to $19,999.........
----------------------------------------------------------------------------------------
$20,000 to $24,999.........
----------------------------------------------------------------------------------------
$25,000 to $29,999.........
----------------------------------------------------------------------------------------
$30,000 to $34,999.........
----------------------------------------------------------------------------------------
$35,000 to $39,999.........
----------------------------------------------------------------------------------------
$40,000 to $44,999.........
----------------------------------------------------------------------------------------
$45,000 to $49,999.........
----------------------------------------------------------------------------------------
More than $49,999..........
----------------------------------------------------------------------------------------
Total......................
----------------------------------------------------------------------------------------

DELINQUENCY AND LOSS EXPERIENCE

         The following tables set forth delinquency and loss information with respect to the bank's portfolio of motor vehicle installment sale contracts. This information is presented for illustrative purposes only. The delinquency and loss experience of the receivables may be influenced by a variety of economic, social and other factors. We cannot assure you that the future delinquency and loss experience of the receivables will be comparable to the historical delinquency and loss experience of the bank's portfolio of motor vehicle installment sale contracts.

                                 BANK PORTFOLIO
                            DELINQUENCY EXPERIENCE(1)

--------------------------------------------------------------------------------------
                                    At [__________],           At December 31,
--------------------------------------------------------------------------------------
                                      2001    2000     2000     1999    1998   1997(2)
--------------------------------------------------------------------------------------
Number of Contracts
Outstanding........................
--------------------------------------------------------------------------------------
Delinquencies as a Percentage of
Number of Contracts Outstanding....
--------------------------------------------------------------------------------------
     30-59 Days....................
--------------------------------------------------------------------------------------
     60-89 Days....................
--------------------------------------------------------------------------------------
     90 Days or More...............
--------------------------------------------------------------------------------------
Total Delinquencies as a
Percentage of Number of
Contracts Outstanding..............
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                    At [__________],           At December 31,
--------------------------------------------------------------------------------------
                                      2001    2000     2000     1999    1998   1997(2)
--------------------------------------------------------------------------------------
Outstanding Principal Amount.......
--------------------------------------------------------------------------------------
Delinquencies as a Percentage of
Outstanding Principal Amount.......
--------------------------------------------------------------------------------------
     30-59 Days....................
--------------------------------------------------------------------------------------
     60-89 Days....................
--------------------------------------------------------------------------------------
     90 Days or More...............
--------------------------------------------------------------------------------------
Total Delinquencies as a
Percentage of Outstanding
Principal Amount...................
--------------------------------------------------------------------------------------

(1) The delinquency experience tables include delinquency information with respect to a small number of consumer loans held by the bank that are not motor vehicle installment sale contracts. The bank believes that the inclusion of these other consumer loans does not have a material effect on the information presented.

(2) The delinquency information at December 31, 1997 does not include information with respect to installment sale contracts acquired by the bank from Jefferson Bankshares, Inc. on October 31, 1997 or from Central Fidelity Banks, Inc. on December 15, 1997. The bank believes that the omission of this information does not have a material effect on the information presented.

                                 BANK PORTFOLIO

                               LOSS EXPERIENCE(1)

--------------------------------------------------------------------------------
                             [_____] Months Ended            Year Ended
                                   [__________],             December 31,
--------------------------------------------------------------------------------
                                   2001   2000      2000  1999  1998(2) 1997(2)
--------------------------------------------------------------------------------
Number of Contracts Outstanding at
Period End.........................
--------------------------------------------------------------------------------
Outstanding Principal Amount at
Period End.........................
--------------------------------------------------------------------------------
Average Outstanding Principal
Amount During Period(3)............
--------------------------------------------------------------------------------
Number of Gross Charge-Offs........
--------------------------------------------------------------------------------
Gross Charge-Offs (4)..............
--------------------------------------------------------------------------------
Gross Charge-Offs as a Percentage
of the Outstanding Principal Amount
at Period End......................
--------------------------------------------------------------------------------
Gross Charge-Offs as a Percentage
of the Average Outstanding
Principal Amount...................
--------------------------------------------------------------------------------
Recoveries (5).....................
--------------------------------------------------------------------------------
Net Charge-Offs....................
--------------------------------------------------------------------------------
Net Charge-Offs as a Percentage of
the Outstanding Principal Amount at
Period End.........................
--------------------------------------------------------------------------------
Net Charge-Offs as a Percentage of
the Average Outstanding Principal
Amount.............................
--------------------------------------------------------------------------------

(1) The loss experience table includes loss information with respect to a small number of consumer loans held by the bank that are not motor vehicle installment sale contracts. The bank believes that the inclusion of these other consumer loans does not have a material effect on the information presented.

(2) The loss information for the year ended December 31, 1997 and for the period from January 1, 1998 through March 20, 1998 does not include information with respect to installment sale contracts acquired by the bank from Jefferson Bankshares, Inc. on October 31, 1997 or from Central Fidelity Banks, Inc. on December 15, 1997. The bank believes that the omission of this information does not have a material effect on the information presented.

(3) The average outstanding principal amount for any period equals the average of the average outstanding principal amount of the motor vehicle installment sale contracts for each month during that period.

(4) The gross charge-offs for any period equal the total principal amount due on all motor vehicle installment sale contracts determined to be uncollectible during that period minus the total amount recovered during that period from the repossession and sale of financed vehicles, net of collection expenses.

(5) The recoveries for any period equal the total amount recovered during that period on motor vehicle installment sale contracts previously charged off, net of collection expenses.

         The percentages for the [_____]-month periods ended [__________], 2001 and [__________], 2000 are annualized and are not necessarily indicative of a full year's actual results.

                 HOW YOU CAN COMPUTE YOUR PORTION OF THE AMOUNT
                         OUTSTANDING ON THE CERTIFICATES

         The servicer will provide to you in each servicer report a factor which you can use to compute your portion of the outstanding principal balance of the certificates. The servicer will compute a separate factor for each class of certificates prior to each payment date. The factor for each class of certificates will be a seven-digit decimal representing the remaining principal balance of that class of certificates as a fraction of the initial principal balance of that class of certificates, in each case as of the following payment date. The servicer will compute the factor for each class of certificates after giving effect to payments to be made on the following payment date. For each certificate you own, your portion of the related class will equal the product of the original denomination of that certificate and the factor for that class computed by the servicer as described above.

         Each of the factors described above will initially be 1.0000000. Each factor will decline over time to reflect reductions in the outstanding principal balance of the related class of certificates. These amounts will be reduced over time as a result of scheduled payments, prepayments, purchases of the receivables by the seller or the servicer and liquidations of the receivables.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

         Information regarding certain maturity and prepayment considerations with respect to the certificates is set forth under "Maturity and Prepayment Considerations" in the accompanying prospectus. In addition, no principal payments will be made on the class B certificates on any payment date until all principal and interest payments required to be made to the class A certificateholders on that payment date have been made. For a further discussion of principal payments on the certificates, see "Sources and Application of Available Funds" in this prospectus supplement.

         The rate at which principal is paid on each class of certificates depends on the rate at which principal payments, including prepayments, are made on the receivables. As a result, the final payment of either class of certificates could occur significantly earlier than the related final scheduled payment date.

         We expect that the final payment of each class of certificates will occur on or prior to the related final scheduled payment date. We cannot assure you, however, that sufficient funds will be available to pay each class of certificates in full on or prior to the related final scheduled payment date.

         The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. In addition, the seller or the servicer may be obligated to purchase receivables from the trust if it breaches various representations, warranties or covenants. A higher than anticipated rate of prepayments will reduce the aggregate principal balance of the receivables more quickly than expected and, as a result, reduce the outstanding principal balance of the certificates and the aggregate interest payments on the certificates. The certificateholders will bear any reinvestment risks resulting from a faster or slower rate of prepayments. These reinvestment risks include the risk that interest rates may be lower at the time the certificateholders receive payments from the trust than interest rates would have been had prepayments not been made or had prepayments been made at a different time.

         The certificateholders should consider:

         o in the case of certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield; and

         o in the case of certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments on the receivables could result in an actual yield that is less than the anticipated yield.

WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

         The following information is presented solely to illustrate the effect of prepayments of the receivables on the weighted average life of the certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

         The rate of prepayments on motor vehicle installment sale contracts, such as the receivables, can be measured relative to a prepayment standard or model. The model used in this prospectus supplement is the absolute prepayment or ABS model. The ABS model represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS model further assumes that all of the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1.00% ABS percentage means that 100 receivables prepay each month. The ABS model does not purport to describe the historical prepayment experience or to predict the future prepayment experience of any pool of assets, including the receivables.

         The ABS Tables have been prepared on the basis of various assumptions, including that:

         o the receivables prepay in full at the specified monthly ABS percentage, with no defaults, losses or repurchases;

         o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

         o payments on the certificates are made on each payment date, and each payment date is the [15]th day of a month; and

         o the servicer exercises its option to purchase the receivables on the earliest payment date on which it is permitted to do so.

         The ABS Tables indicate the projected weighted average life of each class of certificates and set forth the percent of the initial principal balance of each class of certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

         The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each pool having the characteristics described below, that the level scheduled monthly payment for each of the pools, which is based on its aggregate principal balance, contract rate of interest, original term to maturity in months and remaining term to maturity in months as of [____________], 20[__], will be such that each pool will be fully amortized by the end of its remaining term to maturity.

--------------------------------------------------------------------------------

   Pool   Aggregate Principal  Contract Rate of  Original Term to   Remaining
  Number        Balance           Interest         Maturity     Term to Maturity
--------------------------------------------------------------------------------
  1......
--------------------------------------------------------------------------------
  2......
--------------------------------------------------------------------------------
  3......
--------------------------------------------------------------------------------
  4......
--------------------------------------------------------------------------------
  5......
--------------------------------------------------------------------------------
  6......
--------------------------------------------------------------------------------
  7......
--------------------------------------------------------------------------------
  8......
--------------------------------------------------------------------------------
  9......
--------------------------------------------------------------------------------
10.......
--------------------------------------------------------------------------------
11.......
--------------------------------------------------------------------------------
12.......
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant ABS percentage until maturity or that all of the receivables will prepay at the same ABS percentage. In addition, the diverse terms of the receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various ABS percentages specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between the assumptions and the actual characteristics and performance of the receivables, or the actual prepayment experience of the receivables, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of certificates.

         THE ABS TABLES HAVE BEEN PREPARED BASED ON, AND SHOULD BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS DESCRIBED ABOVE, INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES. THE ASSUMED CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES.

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES


                       CLASS A CERTIFICATES                CLASS B CERTIFICATES

--------------------------------------------------------------------------------
  PAYMENT DATE      0.50%  1.00%  1.50%  2.00%     0.50%   1.00%  1.50%   2.00%
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Closing Date....
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Weighted Average
  Life(1).......
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Weighted Average
  Life to
  Call(1)(2)....
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Optional Call
  Date..........
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1        The weighted average life of each class of certificates is determined by multiplying the amount of each principal payment on that class by the number of years from the date of the issuance of that class to the related payment date, adding the results and dividing the sum by the initial principal balance of that class.

2. This calculation assumes that the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

                         DESCRIPTION OF THE CERTIFICATES

         The trust will issue the certificates under the pooling and servicing agreement. We will file a copy of the pooling and servicing agreement with the SEC after the trust issues the certificates. This summary describes some of the important terms of the certificates. This summary is not a complete description of the certificates and supplements the description of the general terms and provisions of the certificates of any trust set forth under "Payments on the Securities" in the accompanying prospectus.

INTEREST DISTRIBUTIONS

         Interest on the outstanding principal balance of each class of certificates will accrue at the related per annum interest rate and will be payable on each payment date to the certificateholders of record as of the related record date. Interest will accrue on each class of certificates from and including the [15]th day of each month, or, in the case of the first payment date, from and including the closing date, to but excluding the [15]th of the following month and will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         If the interest accrued on either class of certificates as of any payment date is not paid on that payment date, that interest will be due on the following payment date, together with additional interest on the unpaid amount at the interest rate applicable to that class. The additional interest will be payable only to the extent permitted by law.

PRINCIPAL DISTRIBUTIONS

         In general, the trust will pay principal to the holders of each class of certificates on each payment date in an amount equal to the product of the principal allocation percentage for that class and the sum of:

         o the principal collections received on the receivables during the preceding Collection Period; plus

         o the aggregate principal balance, net of Liquidation Proceeds applied as principal collections, of all receivables that became Defaulted Receivables during the preceding Collection Period.

         The principal balance of each class of certificates will be payable in full on the final scheduled payment date for that class. The date on which the outstanding principal balance of either class of certificates is paid may be earlier or later than the final scheduled payment date for that class based on a variety of factors, including those described under "Maturity and Prepayment Considerations" in this prospectus supplement and in the accompanying prospectus.

SUBORDINATION OF THE CLASS B CERTIFICATES

         The subordination of the class B certificates is intended to increase the likelihood that the class A certificateholders will receive the full amount of principal and interest due on the class A certificates and to decrease the likelihood that the class A certificateholders will experience losses on the class A certificates. The class B certificateholders will not receive interest payments on any payment date until the class A certificateholders have received all interest payments required to be made to the class A certificateholders on that payment date and will not receive principal payments on any payment date until the class A certificateholders have received all principal and interest payments required to be made to the class A certificateholders on that payment date.

OPTIONAL PREPAYMENT

         All outstanding certificates will be prepaid in whole, but not in part, on any payment date on which the servicer exercises its option to purchase the receivables. The servicer will have the option to purchase the receivables on any payment date on or after which the aggregate principal balance of the receivables has declined to [__]% or less of the aggregate principal balance of the receivables as of the close of business on the cut-off date. If the servicer purchases the receivables, you will receive:

         o the outstanding principal balance of your certificates plus accrued and unpaid interest on your certificates; plus

         o interest on any past due interest at the rate of interest on your certificates, to the extent permitted by law.


                   SOURCES AND APPLICATION OF AVAILABLE FUNDS

SOURCES OF AVAILABLE FUNDS

         The funds available to the trust to make payments on the certificates on each payment date will come from the following sources:

         o collections received on the receivables during the preceding Collection Period, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

         o    Liquidation Proceeds received during the preceding Collection
              Period;

         o    Recoveries received during the preceding Collection Period;

         o    Advances remitted by the servicer on that payment date;

         o proceeds of repurchases of receivables by the seller or purchases of receivables by the servicer because of certain breaches of representations or covenants; and

         o funds, if any, withdrawn from the reserve account and deposited into the collection account on that payment date.

         The precise calculation of the funds available to the trust to make payments on the certificates on each payment date is set forth in the definitions of Available Interest Collections and Available Principal Collections in the "Glossary of Terms" section of this prospectus supplement. Available Funds will be calculated for each payment date net of the collections, Liquidation Proceeds and Recoveries applied to reimburse outstanding Advances and the collections received on receivables previously repurchased by the seller or purchased by the servicer. For a further discussion of servicer advances and supplemental servicing compensation, see "Description of the Receivables Transfer and Servicing Agreements -- Servicer Advances" and "--Servicing Compensation" in the accompanying prospectus.

APPLICATION OF AVAILABLE FUNDS

         On each payment date, the trust will apply the Available Interest Collections for that payment date, the funds, if any, withdrawn from the reserve account on that payment date and, to the extent described in clause (2) below, the Available Principal Collections for that payment date in the following amounts and order of priority:

         (1) Servicing Fee -- an amount equal to the monthly servicing fee for that payment date, plus any unpaid monthly servicing fees for previous payment dates, will be paid to the servicer, first from the Available Interest Collections for that payment date and then, if necessary, from the funds, if any, withdrawn from the reserve account on that payment date;

         (2) Class A Certificate Interest-- an amount equal to the interest due to the class A certificateholders on that payment date, plus any unpaid class A certificate interest for previous payment dates, will be paid to the distribution account for the class A certificateholders, first from the remaining Available Interest Collections for that payment date, then, if necessary, from the remaining funds, if any, withdrawn from the reserve account on that payment date and finally, if necessary, from the Class B Percentage of Available Principal Collections for that payment date;

         (3) Class B Certificate Interest -- an amount equal to the interest due to the class B certificateholders on that payment date, plus any unpaid class B certificate interest for previous payment dates, will be paid to the distribution account for the class B certificateholders, first from the remaining Available Interest Collections for that payment date and then, if necessary, from the remaining funds, if any, withdrawn from the reserve account on that payment date;

         On each payment date, the trust will apply the Available Interest Collections for that payment date, the funds, if any, withdrawn from the reserve account on that payment date and the Available Principal Collections for that payment date, in each case after giving effect to the application of Available Funds under clauses (1), (2) and (3) above, in the following amounts and order of priority:

         (4) Class A Certificate Principal -- an amount equal to the Class A Principal Distribution for that payment date will be paid to the distribution account for the class A certificateholders, first from the remaining Available Principal Collections for that payment date, then from the remaining Available Interest Collections for that payment date and finally, if necessary, from the remaining funds, if any, withdrawn from the reserve account on that payment date;

         (5) Class B Certificate Principal -- an amount equal to the Class B Principal Distribution for that payment date will be paid to the distribution account for the class B certificateholders, first from the remaining Available Principal Collections for that payment date, then from the remaining Available Interest Collections for that payment date and finally, if necessary, from the remaining funds, if any, withdrawn from the reserve account on that payment date;

         (6) Reserve Account Deposit -- the amount, if any, necessary to increase the amount on deposit in the reserve account to the Specified Reserve Account Balance for that payment date will be deposited into the reserve account; and

         (7) Remaining Available Funds-- the amount remaining, if any, will be paid to the seller.

         On each payment date, the trust will distribute all amounts on deposit in the distribution account for the class A certificateholders to the class A certificateholders and will distribute all amounts on deposit in the distribution account for the class B certificateholders to the class B certificateholders.

                           DESCRIPTION OF THE POOLING
                             AND SERVICING AGREEMENT

         We will file a copy of the pooling and servicing agreement with the SEC after the trust issues the certificates. This summary describes some of the important terms of the pooling and servicing agreement. This summary is not a complete description of the pooling and servicing agreement and supplements the description of the general terms and provisions of any pooling and servicing agreement set forth under "Description of the Receivables Transfer and Servicing Agreements" in the accompanying prospectus.

TRUST ACCOUNTS

         In addition to the collection account, the servicer will cause to be established:

         o one or more distribution accounts for the benefit of the certificateholders, which accounts may be sub-accounts of the collection account; and

         o the reserve account, which account will be established in the name of the trustee for the benefit of the certificateholders.

SERVICING COMPENSATION

         The servicer will be entitled to receive on each payment date a servicing fee equal to 1/12 of 1.00% of the outstanding principal balance of the receivables as of the first day of the preceding Collection Period and the net investment income, if any, earned during the preceding Collection Period from the reinvestment of amounts on deposit in the collection account. The servicing fee will be paid on each payment date only to the extent of the funds deposited into the collection account with respect to the preceding Collection Period plus the funds, if any, deposited into the collection account on that payment date from the reserve account. In addition, the servicer will be entitled to retain as supplemental servicing compensation any late fees and other administrative fees and expenses collected with respect to the receivables. For a further discussion of servicing compensation, see "Description of the Receivables Transfer and Servicing Agreements -- Servicing Compensation" in the accompanying prospectus.

RIGHTS UPON EVENT OF SERVICING TERMINATION

         If an event of servicing termination has occurred and is continuing under the pooling and servicing agreement, the trustee or the holders of not less than a majority of the principal balance of the Controlling Class may remove the servicer without the consent of any of the other certificateholders.

WAIVER OF PAST EVENTS OF SERVICING TERMINATION

         The holders of not less than a majority of the principal balance of the Controlling Class may, on behalf of all certificateholders and subject to various exceptions set forth in the pooling and servicing agreement, waive any event of servicing termination under the pooling and servicing agreement and its consequences without the consent of any of the other certificateholders, except for an event of servicing termination consisting of a failure to make any required deposits to or payments from any trust account.

DEPOSITS TO THE COLLECTION ACCOUNT

         The servicer will establish the collection account as described under "Description of the Receivables Transfer and Servicing Agreements--Trust Accounts" in the accompanying prospectus. In general, the servicer will not be required to deposit amounts collected with respect to the receivables into the collection account until the business day preceding the payment date following the Collection Period during which those collections were received. The servicer will be required to deposit collections on a daily basis if the bank is no longer the servicer, an event of servicing termination has occurred and is continuing under the pooling and servicing agreement or any other condition set forth in the pooling and servicing agreement is not met. On each payment date, the servicer will cause all other amounts constituting Available Funds for that payment date to be deposited into the collection account.

REPORTS TO THE TRUSTEE

         On the business day prior to each payment date, the servicer will provide the trustee with various information with respect to the preceding Collection Period, including:

         o the aggregate amount of collections received on the receivables during that Collection Period;

         o the aggregate amount of receivables that became Defaulted Receivables during that Collection Period;

         o the aggregate amount of Advances to be remitted by the servicer on that payment date; and

         o the aggregate Purchase Amount of receivables to be repurchased by the seller or to be purchased by the servicer on that payment date.

RESERVE ACCOUNT

         The servicer will establish the reserve account in the name of the trustee for the benefit of the certificateholders. The seller will cause $[____________] to be deposited into the reserve account on the closing date. The amount on deposit in the reserve account may increase from time to time up to the Specified Reserve Account Balance through the deposit of Available Collections not needed to pay the amounts described in clauses (1) through (5) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement.

         On each payment date, the trustee will withdraw from the reserve account and deposit into the collection account, to the extent of funds then on deposit in the reserve account, the following amounts:

         o the amount, if any, by which the amount described for that payment date in clause (1) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement exceeds the Available Interest Collections for that payment date;

         o the amount, if any, by which the amount described for that payment date in clause (2) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement exceeds the sum of the Available Interest Collections for that payment date, other than any such Available Interest Collections applied to pay the amount described for that payment date in clause (1) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement, plus the Class B Percentage of the Available Principal Collections for that payment date;

         o the amount, if any, by which the amount described for that payment date in clause (3) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement exceeds the Available Interest Collections for that payment date, other than any such Available Interest Collections applied to pay the amounts described for that payment date in clauses (1) and (2) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement;

         o the amount, if any, by which the sum of the Class A Principal Distribution for that payment date plus the Class B Principal Distribution for that payment date exceeds the Available Collections for that payment date, other than any such Available Collections applied to pay the amounts described for that payment date in clauses (1), (2) and (3) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement; and

         o    the Reserve Account Excess Amount for that payment date.

         All amounts on deposit in the reserve account will be invested by the trustee, at the direction of the seller, in Permitted Investments. All investment earnings, net of losses and investment expenses, on amounts on deposit in the reserve account will be retained in the reserve account until withdrawn in accordance with the pooling and servicing agreement. In general, Permitted Investments are limited to obligations or securities that will mature on or before the next payment date. Amounts on deposit in the reserve account may be invested in obligations or securities that will not mature on or prior to the next payment date, however, and that will not be sold to cover any shortfalls in Available Collections, if each Rating Agency has confirmed in writing that those investments will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to either class of certificates.

         The reserve account is intended to increase the likelihood that the certificateholders will receive the full amount of principal and interest due on the certificates and to decrease the likelihood that the certificateholders will experience losses on the certificates. The amount on deposit in the reserve account is limited, however, and may not be sufficient to cover any shortfalls in Available Collections. If the amount required to be withdrawn from the reserve account to cover shortfalls in Available Collections exceeds the amount available to be withdrawn from the reserve account, a shortfall in the amounts distributed to the certificateholders could result and the certificateholders could suffer a loss on the certificates.

         After the payment in full, or the provision for the payment in full, of all accrued and unpaid interest on the certificates and the outstanding principal balance of the certificates, any funds remaining on deposit in the reserve account will, subject to various limitations set forth in the pooling and servicing agreement, be paid to the seller.

         The seller may at any time, without the consent of the certificateholders, sell, transfer or assign in any manner its rights to and interests in distributions from the reserve account; provided, however, that:

         o each Rating Agency has confirmed in writing that the sale, transfer or assignment will not result in a reduction or withdrawal of any rating assigned by that Rating Agency to either class of certificates;

         o the seller provides to the trustee an opinion of counsel to the effect that the sale, transfer or assignment will not cause the trust to be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes; and

         o the purchaser, transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions taken by the seller.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         In the opinion of McGuireWoods LLP, counsel for the bank and Federal Tax Counsel for the trust, for federal income tax purposes, the trust will be characterized as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation. For a further discussion of the application of federal tax laws to the certificates, see "Material Federal Income Tax Consequences" in the accompanying prospectus.

                             STATE TAX CONSEQUENCES

         The tax discussion in the accompanying prospectus does not address the tax treatment of the trust, the certificates or the certificateholders under any state tax laws. You should consult your own tax advisors with respect to the state tax treatment of the trust as well as any state tax consequences to you of the purchase, ownership or disposition of certificates.

                              ERISA CONSIDERATIONS
The Class A Certificates

         In general, the class A certificates may be purchased by or on behalf of Plans. Although we cannot assure you in this regard, it is expected that the Exemption will apply to the acquisition and holding by Plans of the class A certificates and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date of this prospectus supplement, there is no single obligor that is the obligor on 5% or more of the fair market value of the obligations contained in the trust. To rely on the Exemption, a Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act.

         The rating of the class A certificates may change. If the class A certificates are no longer rated at least BBB- or Baa3, the class A certificates will no longer be eligible for relief under the Exemption and, consequently, may not be purchased by or sold to a Plan. A Plan that purchases a class A certificate when the class A certificates have an investment-grade rating will not be required by the Exemption to dispose of that certificate if the rating of the class A certificates declines below BBB- or Baa3.

         For a further discussion of the Exemption and the treatment of the class A certificates under ERISA, see "ERISA Considerations" in the accompanying prospectus.

The Class B Certificates

         In general, the class B certificates may not be purchased by or on behalf of Plans. The characteristics of the class B certificates may not meet the requirements of the Exemption or any other prohibited transaction exemption issued under ERISA. As a result, transfers of the class B certificates will not be registered by the trustee unless the trustee receives:

         o a representation from the purchaser, acceptable to and in form and substance satisfactory to the trustee, that the purchaser is not a Plan, or a person acting on behalf of a Plan or using a Plan's assets to effect the transfer; or

         o if the purchaser is an insurance company, a representation from the purchaser that the purchaser is an insurance company that is purchasing the class B certificates with funds contained in an insurance company general account, as defined in Section V(a) of PTCE 95-60, and that the purchase and holding of the class B certificates are covered under Sections I and III of PTCE 95-60.

         Each purchaser of the class B certificates will be deemed by its acceptance of a class B certificate to have made the above representation to the trustee. If the representation is not true, the attempted transfer or purchase will be void. For a further discussion of the treatment of the class B certificates under ERISA, see "ERISA Considerations" in the accompanying prospectus.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement, the seller has agreed to sell to each of the underwriters named below, and each of those underwriters has severally agreed to purchase from the seller, the initial principal amount of class A certificates and class B certificates set forth opposite its name below:

--------------------------------------------------------------------------------
                        CLASS A CERTIFICATES               CLASS B CERTIFICATES

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 ....................
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 ....................
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 ....................
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 ....................
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Total...............
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         The seller has been advised by the underwriters that they propose initially to offer the certificates to the public at the applicable prices set forth on the cover page of this prospectus supplement. After the initial public offering of the certificates, the public offering prices may change.

         The underwriting discounts and commissions, the selling concessions that the underwriters may allow to dealers and the discounts that those dealers may reallow to other dealers, expressed as a percentage of the principal balance of each class of certificates and as an aggregate dollar amount, will be as follows:

------------------------------------------------------------------------------------------
                             Underwriting                          Selling    Reallowance
                             Discounts and       Net Proceeds      Concessions      Not to
                              Commissions      to the Seller(1)   Not to Exceed     Exceed
------------------------------------------------------------------------------------------
Class A Certificates........
------------------------------------------------------------------------------------------
Class B Certificates........
------------------------------------------------------------------------------------------
Total.......................
------------------------------------------------------------------------------------------

(1) The net proceeds to the seller are before deducting other expenses estimated to be $[____________].

         Until the distribution of the certificates is completed, rules of the SEC may limit the ability of the underwriters and various selling group members to bid for and purchase the certificates. As an exception to these rules, the underwriters are permitted to engage in various transactions that stabilize the price of the certificates. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the certificates.

         If the underwriters create a short position in the certificates in connection with this offering by selling more certificates than are set forth on the cover page of this prospectus supplement, the underwriters may reduce that short position by purchasing certificates in the open market.

         The underwriters may also impose a penalty bid on various underwriters and selling group members. If the underwriters purchase certificates in the open market to reduce their short position or to stabilize the price of those certificates, they may reclaim the amount of the selling concession from any underwriter or selling group member who sold those certificates as part of the offering.

         In general, purchases of a certificate for the purpose of stabilization or to reduce a short position could cause the price of the certificate to be higher than it might be in the absence of those purchases. The imposition of a penalty bid might also have an effect on the price of a certificate to the extent that it were to discourage resales of the certificate.

         Neither the seller nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the certificates. In addition, neither the seller nor any of the underwriters makes any representation that the underwriters will engage in the transactions described above or that those transactions, if commenced, will not be discontinued without notice.

         There currently is no secondary market for the certificates. The underwriters expect to make a market in the certificates but will not be obligated to do so. We cannot assure you that a secondary market for the certificates will develop. If a secondary market for the certificates does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your certificates.

         The trustee may, from time to time, invest amounts on deposit in the collection account and the reserve account in investments acquired from or issued by the underwriters.

         In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the seller and its affiliates.

         The seller has agreed to indemnify the underwriters against various liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments which the underwriters may be required to make in respect of those liabilities.

         The closing of the sale of each class of certificates is conditioned on the closing of the sale of the other class of certificates.

         Upon receipt of a request by an investor who has received an electronic prospectus from an underwriter or a request by that investor's representative within the period during which there is an obligation to deliver a prospectus, the seller or the underwriter will promptly deliver, without charge, a paper copy of this prospectus supplement and the accompanying prospectus.

                                 LEGAL OPINIONS

         Certain legal and federal income tax matters relating to the certificates will be passed upon for the seller and the servicer by McGuireWoods LLP, Richmond, Virginia. Certain legal matters relating to the certificates will be passed upon for the underwriters by Brown & Wood, LLP, New York, New York.

                                GLOSSARY OF TERMS

         The following defined terms are used in this prospectus supplement. The additional defined terms used in this prospectus supplement are defined under "Glossary of Terms" in the accompanying prospectus.

         "ABS Tables" means the table on page S-[__] of this prospectus supplement captioned "Percent of Initial Principal Balance at Various ABS Percentages."

         "Available Collections" means, for any payment date, the sum of the Available Interest Collections for that payment date and the Available Principal Collections for that payment date.

         "Available Funds" means, for any payment date, the sum of the Available Collections for that payment date and the funds, if any, to be withdrawn from the reserve account and deposited into the collection account on that payment date as described under "Description of the Pooling and Servicing Agreement -- Reserve Account" in this prospectus supplement.

         "Available Interest Collections" means, for any payment date, the sum of the following amounts:

         o all collections received on the receivables during the preceding Collection Period that are allocable to interest in accordance with the terms of the receivables and the servicer's customary servicing procedures, other than any collections of late fees and other administrative fees and expenses retained by the servicer as supplemental servicing compensation;

         o all Liquidation Proceeds and Recoveries received during the preceding Collection Period that are allocable to interest in accordance with the servicer's customary servicing procedures;

         o    all Advances remitted by the servicer on that payment date; and

         o the Purchase Amount of each receivable that was repurchased by the seller or purchased by the servicer under an obligation which arose during the preceding Collection Period, in each case to the extent allocable to interest in accordance with the servicer's customary servicing procedures;

provided, however, that the Available Interest Collections for any payment date will exclude the following amounts:

         o collections received on any receivable to the extent that the servicer has previously made an unreimbursed Advance with respect to that receivable and the amount received exceeds the accrued and unpaid interest on that receivable;

         o collections received on any receivable to the extent that the servicer has previously made an unreimbursed Advance with respect to that receivable which is not recoverable from collections on that receivable;

         o collections and proceeds, including Liquidation Proceeds and Recoveries, received on any receivable the Purchase Amount of which has been included in the Available Collections for a prior payment date; and

         o Liquidation Proceeds and Recoveries with respect to accrued and unpaid interest on any receivable, but only to the extent of any unreimbursed Advances on that receivable.

         "Available Principal Collections" means, for any payment date, the sum of the following amounts:

         o all collections received on the receivables during the preceding Collection Period that are allocable to principal in accordance with the terms of the receivables and the servicer's customary servicing procedures;

         o all Liquidation Proceeds and Recoveries received during the preceding Collection Period that are allocable to principal in accordance with the servicer's customary servicing procedures;

         o the Purchase Amount of each receivable that was repurchased by the seller or purchased by the servicer under an obligation which arose during the preceding Collection Period, in each case to the extent allocable to principal in accordance with the servicer's customary servicing procedures; and

         o all partial prepayments of any refunded item included in the principal balance of a receivable, such as extended warranty protection plan costs or theft, physical damage, credit life or credit disability insurance premiums, received during the preceding Collection Period;

provided, however, that the Available Principal Collections for any payment date will exclude collections and proceeds, including Liquidation Proceeds and Recoveries, received on any receivable the Purchase Amount of which has been included in the Available Principal Collections for a prior payment date:

         "Class A Percentage" means [____]%.

         "Class A Principal Distribution" means, with respect to any payment date, the sum of:

         o the Class A Percentage of the Available Principal Collections for that payment date plus the Class A Percentage of the Realized Losses for that payment date; plus

         o any unpaid Class A Principal Distribution for previous payment dates;

provided, however, that the Class A Principal Distribution for the final scheduled payment date for the class A certificates will equal the amount, if any, necessary to pay the class A certificates in full.

         "Class B Percentage" means [____]%.

         "Class B Principal Distribution" means, with respect to any payment date, the sum of:

      o the Class B Percentage of the Available Principal Collections for that payment date plus the Class B Percentage of the Realized Losses for that payment date; plus

      o any unpaid Class B Principal Distribution for previous payment dates;

provided, however, that the Class B Principal Distribution for the final scheduled payment date for the class B certificates will equal the amount, if any, necessary to pay the class B certificates in full.

         "Collection Period" means, with respect to the first payment date, the period from but excluding the cut-off date to and including [____________], 20[__], and, with respect to each subsequent payment date, the calendar month preceding that payment date.

         "Controlling Class" means the class A certificates.

         "Federal Tax Counsel" means McGuireWoods LLP.

         "Liquidation Proceeds" means, with respect to any receivable that has become a Defaulted Receivable, all insurance proceeds received by the servicer with respect to the related financed vehicle or the related obligor, all amounts received by the servicer through the exercise of rights under that receivable and all other monies collected by the servicer with respect to that receivable from whatever source, including but not limited to proceeds received from the repossession and sale of the related financed vehicle and amounts recovered from the related dealer, in each case net of all related expenses incurred by the servicer and any payments required by law to be remitted to the related obligor; provided, however, that Liquidation Proceeds with respect to a receivable will only include amounts received or collected by the servicer during the Collection Period in which that receivable became a Defaulted Receivable.

         "Recoveries" means, with respect to any receivable that has become a Defaulted Receivable, all insurance proceeds received by the servicer with respect to the related financed vehicle or the related obligor, all amounts received by the servicer through the exercise of rights under that receivable and all other monies collected by the servicer with respect to that receivable from whatever source, including but not limited to proceeds received from the repossession and sale of the related financed vehicle and amounts recovered from the related dealer, in each case net of all related expenses incurred by the servicer and any payments required by law to be remitted to the related obligor; provided, however, that Recoveries with respect to a receivable will only include amounts received or collected by the servicer after the Collection Period in which that receivable became a Defaulted Receivable.

         "Reserve Account Excess Amount" means, with respect to any payment date, the amount equal to the excess, if any, of:

         o the amount of cash or other immediately available funds on deposit in the reserve account on that payment date, after giving effect to any withdrawals from the reserve account made on that payment date to fund the amounts described for that payment date in clauses (1) through (5) under "Sources and Application of Available Funds -- Application of Available Funds" in this prospectus supplement; over

         o    the Specified Reserve Account Balance for that payment date.

         "Specified Reserve Account Balance" means, for any payment date, [____]% of the aggregate principal balance of the receivables as of the last day of the preceding Collection Period; provided, however, that the Specified Reserve Account Balance for any payment date will not be less than the lesser of $[____________] and the aggregate principal balance of the receivables as of the last day of the preceding Collection Period.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.      Other Expenses of Issuance and Distribution

         Expenses in connection with the offering of the securities being registered herein are estimated as follows:

                  Registration Fee .......................$    250
                  Legal Fees and Expenses ................$      *
                  Accounting Fees and Expenses ...........$      *
                  Blue Sky Fees and Expenses .............$      *
                  Rating Agency Fees .....................$      *
                  Trustee's Fees and Expenses ............$      *
                  Printing ...............................$      *
                  Miscellaneous ..........................$      *


                       Total..............................$    250
                                                           =======
                  --------------------------------
                  * To be supplied by amendment.

         All amounts except for the Registration Fee are estimates of expenses in connection with the issuance and distribution of two series of securities in an aggregate principal amount assumed for these purposes to equal
$2,000,000,000.

Item 15.      Indemnification of Directors and Officers

         The laws and regulations applicable to national banking associations pursuant to which the registrant is organized permit it to indemnify its directors and officers against certain liabilities.

         Article TENTH of the registrant's Articles of Association provides that any person, and his or hers heirs, executors or administrators, may be indemnified or reimbursed by the registrant for all liability and reasonable expense actually incurred in connection with any action, suit or proceeding, civil or criminal, to which that person shall be made a party by reason of being or having been a director, officer or employee of the registrant or of any firm, corporation or organization which that person served in any of those capacities at the request of the registrant; provided, however, that no person shall be indemnified or reimbursed in relation to any administrative proceeding or action instituted by an appropriate bank regulatory agency which results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the registrant. This right of indemnification or reimbursement is not exclusive of other rights to which that person may be entitled as a matter of law.

         Article TENTH of the registrant's Articles of Association provides that the registrant may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that indemnification is allowed by applicable law or regulation; provided, however, that no person shall be indemnified or reimbursed in relation to any administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a formal order assessing civil money penalties against a director or employee of the registrant. This insurance may, but need not, be for the benefit of all directors, officers, or employees.

         Article TENTH of the registrant's Articles of Association also provides that to the full extent from time to time permitted by North Carolina law with respect to North Carolina business corporations, and subject to the laws and regulations applicable to national banking associations, no person who is serving or who has served as a director of the registrant shall be personally liable in any action for monetary damages for breach of his or her duty as a director, whether such action is brought by or in the right of the registrant or otherwise. Neither the amendment or repeal of Article TENTH, nor the adoption of any provision of the registrant's Articles of Association inconsistent with the current Article TENTH, shall eliminate or reduce the protection afforded by Article TENTH to a director of the registrant with respect to any matter which occurred, or any cause of action, suit or claim which but for Article TENTH would have accrued or arisen, prior to that amendment, repeal or adoption.

         The current Bylaws of the registrant provide that any person who at any time serves or has served as a director, officer or employee of the registrant or of any wholly owned subsidiary or affiliate of the registrant, shall be indemnified and held harmless by the registrant to the fullest extent from time to time permitted by law against all liabilities and litigation expenses in the event a claim shall be made or threatened against that person in, or that person is made or threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether or not brought by or on behalf of the registrant, seeking to hold that person liable by reason of the fact that he or she is or was serving in any of those capacities; provided, however, that this indemnification shall not be effective with respect to that portion of any liabilities or litigation expenses with respect to which that person is entitled to receive payment under any insurance policy other than a directors' and officers' insurance policy maintained by the registrant or any liabilities or litigation expenses incurred on account of any of that person's activities which were at the time taken known or believed by that person to be clearly in conflict with the best interests of the registrant.

         There is directors and officers insurance currently outstanding which insures directors and officers of the registrant. Within the limits of their coverage, these policies insure the directors and officers of the registrant against certain losses resulting from claims against them in their capacity as directors or officers to the extent that these losses are not indemnified by the registrant. The losses covered by these policies are subject to various exclusions and do not include fines or penalties imposed by law or other matters uninsurable under applicable law.

         In the Underwriting Agreement, a proposed form of which is attached as
Exhibit 1.1 to this Registration Statement, the underwriters will agree to indemnify, under various conditions, the registrant, its directors, its officers and persons who control the registrant within the meaning of the Securities Act against various liabilities.

         For the undertaking with respect to indemnification, see Item 17 herein.

Item 16.      Exhibits and Financial Statement

         (a)  Exhibits

                  1.1      Form of Underwriting Agreement (Owner Trust).*
                  1.2      Form of Underwriting Agreement (Grantor Trust).*
                  3.1      Articles of Association of the Registrant.*
                  3.2      Bylaws of the Registrant.*
                  4.1      Form of Pooling and Servicing Agreement between the Registrant and the Trustee (including forms of certificates).*
                  4.2      Form of Indenture between the Trust and the Indenture Trustee (including forms of notes).*
                  4.3      Form of Trust Agreement between the Trustee and the Registrant (including form of certificates).*
                  4.4      Form of Certificate of Trust (included in Exhibit 4.3).
                  5.1      Opinion of McGuireWoods LLP with respect to legality.*
                  5.2      Opinion of _________________ with respect to legality.*
                  8.1      Opinion of McGuireWoods LLP with respect to federal income tax matters.*
                  23.1     Consent of McGuireWoods LLP (included as part of Exhibits 5.1 and 8.1).
                  23.2     Consent of _________________ (included as part of Exhibit 5.2).
                  24.1     Powers of Attorney.
                  25.1     Form of Statement of Eligibility under the Trust Indenture Act of 1939 of the Indenture Trustee.*
                  99.1     Form of Sale and Servicing Agreement between the Registrant and the Trust.*
                  99.2     Form of Administration Agreement among the Trust, the Administrator and the Indenture Trustee.*
                  --------------------------------
                  * To be filed by amendment.

          (b) Financial Statements

                  Not applicable.

Item 17.      Undertakings

          (a) The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement.

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein , and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and

               Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will by governed by the final adjudication of such issue.

          (d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and that the security rating requirement set forth in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem, State of North Carolina, on March 28, 2001.

                                 WACHOVIA BANK, N.A.


                                 By:    /s/ L.M. Baker, Jr.*
                                        ----------------------------------------
                                        L.M. Baker, Jr.
                                        Chairman, President and Chief Executive
                                        Officer
                                        (Principal Executive Officer)


                                 By:    /s/ Robert S. McCoy, Jr.*
                                        ---------------------------------------
                                        Robert S. McCoy, Jr.
                                        Vice Chairman, Chief Financial Officer
                                        and Treasurer
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)


                                 *By:   /s/ John H. Loughridge, Jr.
                                        ---------------------------------------
                                        John H. Loughridge, Jr.
                                        Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registrant Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                                   Capacity                              Date
         ---------                                   --------                              ----

/s/ L.M. Baker, Jr.*                                 Chairman and Director              March 28, 2001
------------------------------------
         L.M. Baker, Jr.


/s/ F. Duane Ackerman*                               Director                           March 28, 2001
------------------------------------
         F. Duane Ackerman


/s/ James S. Balloun*                                Director                           March 28, 2001
------------------------------------
         James S. Balloun


/s/ Peter C. Browning*                               Director                           March 28, 2001
------------------------------------
         Peter C. Browning


/s/ John T. Casteen, III*                            Director                           March 28, 2001
------------------------------------
         John T. Casteen, III


/s/ Thomas K. Hearn, Jr.*                            Director                           March 28, 2001
------------------------------------
         Thomas K. Hearn, Jr.


/s/ George W. Henderson, III*                        Director                           March 28, 2001
------------------------------------
         George W. Henderson, III


/s/ W. Hayne Hipp*                                   Director                           March 28, 2001
------------------------------------
         W. Hayne Hipp


/s/ Robert A. Ingram*                                Director                           March 28, 2001
------------------------------------
         Robert A. Ingram


/s/ George R. Lewis*                                 Director                           March 28, 2001
------------------------------------
         George R. Lewis


/s/ Elizabeth Valk Long*                             Director                           March 28, 2001
------------------------------------
         Elizabeth Valk Long


/s/ Lloyd U. Noland, III*                            Director                           March 28, 2001
------------------------------------
         Lloyd U. Noland, III


/s/ Morris W. Offit*                                 Director                           March 28, 2001
------------------------------------
         Morris W. Offit


/s/ Sherwood H. Smith, Jr.*                          Director                           March 28, 2001
------------------------------------
         Sherwood H. Smith, Jr.


/s/ John C. Whitaker, Jr.*                           Director                           March 28, 2001
------------------------------------
         John. C. Whitaker, Jr.


/s/ Dona Davis Young*                                Director                           March 28, 2001
------------------------------------
         Dona Davis Young


*By:     /s/ John H. Loughridge, Jr.
         -----------------------------------
         John H. Loughridge, Jr.
         Attorney-in-Fact
         March 28, 2001

-----------------
*Note: Powers of Attorney appointing Kenneth W. McAllister, William M. Watson, Jr. and John H. Loughridge, Jr., or any one of them acting singly, to execute this Registration Statement and any amendments hereto on behalf of the above-named individuals, are filed as Exhibit 24.1 to this Registration Statement.

                                  EXHIBIT INDEX

Exhibit
Number               Description
------               -----------
1.1         Form of Underwriting Agreement (Owner Trust).*
1.2         Form of Underwriting Agreement (Grantor Trust).*
3.1         Articles of Association of the Registrant.*
3.2         Bylaws of the Registrant.*
4.1         Form of Pooling and Servicing Agreement between the Registrant and the Trustee (including forms of certificates).*
4.2         Form of Indenture between the Trust and the Indenture Trustee (including forms of notes).*
4.3         Form of Trust Agreement between the Trustee and the Registrant (including form of certificates).*
4.4         Form of Certificate of Trust (included in Exhibit 4.3).
5.1         Opinion of McGuireWoods LLP with respect to legality.*
5.2         Opinion of _________________ with respect to legality.*
8.1         Opinion of McGuireWoods LLP with respect to federal income tax matters.*
23.1        Consent of McGuireWoods LLP (included as part of Exhibits 5.1 and 8.1).
23.2        Consent of _________________ (included as part of Exhibit 5.2).
24.1        Powers of Attorney.
25.1        Form of Statement of Eligibility under the Trust Indenture Act of 1939 of the Indenture Trustee.*
99.1        Form of Sale and Servicing Agreement between the Registrant and the Trust.*
99.2        Form of Administration Agreement among the Trust, the Administrator and the Indenture  Trustee.*

--------------------------------
* To be filed by amendment.